Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ODYSSEY HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

___________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ODYSSEY HEALTH, INC.

2300 West Sahara Avenue

Suite 800 - #4012

Las Vegas, NV 89102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Odyssey Health, Inc. formerly known as Odyssey Group International, Inc.:

Odyssey Health, Inc. (“Odyssey" or the “Company”) is proposing an Asset Purchase Agreement with Oragenics, Inc (“Oragenics”) providing for the acquisition by Oragenics of certain assets and liabilities in Odyssey in exchange for a cash payment of one million dollars ($1,000,000) and eight million (8,000,000) shares of Series F of the Preferred Stock of Oragenics (the “Purchase”). At the conclusion of the purchase, Odyssey will own One Hundred Percent (100%) of Oragenics Series F Preferred Stock.

Odyssey believes these acquisitions are beneficial to its stockholders. The Asset Purchase Agreement is subject to a vote of Odyssey stockholders. In order to complete the transactions contemplated by the Asset Purchase Agreement, the Odyssey stockholders must approve the transaction.

You will be asked to vote on these matters at a special meeting of stockholders of Odyssey Health, Inc. to be held at the law offices of Brinen & Associates, LLC, 90 Broad Street, Tenth Floor, New York, New York 10004 on December 7, 2023, at 10:00 am Eastern Time for the following purposes:

To approve the Asset Purchase Agreement by and between Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation and Oragenics, Inc., a Florida Corporation, dated as of October 4, 2023. Under the Asset Purchase, Oragenics will acquire the assets and certain specified liabilities, of Odyssey, specifically the sale of the intellectual property consisting of ONP-001 and ONP-002 and the Delivery Device, in exchange for a cash payment of one million dollars ($1,000,000) and eight million (8,000,000) shares of Series F of the Preferred Stock of Oragenics. This letter and the included proxy statement are being furnished to you in connection with the solicitation of proxies by the Odyssey Board of Directors.

To approve a proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to permit the further solicitation of proxies if there are not sufficient votes to approve the Asset Purchase Agreement, which proposal is referred to herein as the Adjournment Proposal.

Only stockholders who held their shares at the close of business on October 25, 2023, the record date, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement thereof.

Attached to this letter is an important document, a proxy statement, containing detailed information about Odyssey, Oragenics, and the proposed Asset Purchase. Odyssey urges you to read this document carefully and in its entirety.

Odyssey Board of Directors unanimously recommends that you vote (1) “FOR” the Asset Purchase Agreement, the implementation and timing of which shall be subject to the discretion of our board of directors and (2) “FOR” the Adjournment Proposal.

All stockholders are cordially invited to participate in the special meeting. Whether or not you plan to participate in the special meeting, please sign and promptly return the enclosed proxy card, which you may revoke at any time prior to its use. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the special meeting in accordance with your proxy. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the purchase and the special meeting.

By Order of the Board of Directors,

/s/ Joseph Michael Redmond
Joseph Michael Redmond President and Chief Executive Officer

Las Vegas, Nevada

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on December 7, 2023

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Special Meeting and by notifying you of the availability of our proxy materials on the Internet. The Notice of Special Meeting, Proxy Statement to Stockholders are available at http://www.odysseyhealthinc.com. In accordance with the SEC rules, the materials on the website are searchable, readable and printable, and the website does not have “cookies” or other tracking devices which identify visitors.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE ALL PROXIES YOU RECEIVE. STOCKHOLDERS OF RECORD CAN VOTE ANY ONE OF THREE WAYS:

•	BY TELEPHONE: CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD TO VOTE BY PHONE;
•	VIA INTERNET: VISIT THE WEBSITE ON YOUR PROXY CARD TO VOTE VIA THE INTERNET; OR
•	BY MAIL: MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE METHOD BY WHICH YOU DECIDE TO VOTE WILL NOT LIMIT YOUR RIGHT TO VOTE AT THE SPECIAL MEETING. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING IN PERSON, YOU MAY VOTE YOUR SHARES EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD TO BE ABLE TO VOTE AT THE MEETING. YOU MAY BE ABLE TO VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS THE HOLDER OF RECORD PROVIDES.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

i

Odyssey Health, Inc.

2300 West Sahara Avenue

Suite 800 - #4012

Las Vegas, NV 89102

PROXY STATEMENT

General Information

Our Board of Directors (the “Board”) is furnishing this Proxy Statement to Stockholders, Notice of Special Meeting and proxy card in connection with its solicitation of proxies for use at our Special Meeting of stockholders (the “Special Meeting”) or any adjournment thereof. The Board is soliciting the proxy in connection with the Asset Purchase Agreement with Oragenics, Inc (“Oragenics”) providing for the acquisition by Oragenics of Odyssey's intellectual property of ONP-001 and ONP-002 and the Delivery Device in exchange for a cash payment of one million dollars ($1,000,000) and eight million (8,000,000) shares of Series F of the Preferred Stock of Oragenics (the “Purchase”).

The Special Meeting will be held at the law offices of Brinen & Associates, LLC, 90 Broad Street, Tenth Floor, New York, New York 10004 on December 7, 2023, at 10:00 am Eastern Time.

Our Board has designated the persons named on the enclosed proxy card, J. Michael Redmond and Christine M. Farrell, to serve as proxy in connection with the Special Meeting. These proxy materials to Stockholders are being mailed on or about November 6, 2023, to our stockholders of record as of October 25, 2023.

Who can attend and vote at the special meeting?

Only holders of record of Odyssey shares at the close of business on October 25, 2023, the record date for the Special Meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were 81,495,269 Odyssey shares issued and outstanding and entitled to vote at the special meeting. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the special meeting for each share of Odyssey common stock held by the stockholder.

How Do I Vote?

If you are a stockholder of record, there are several ways to vote:

•	by participating in the Special Meeting in person;

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by following the instructions on your proxy card for voting either online or by phone.

Even if you plan to participate in the Special Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Special Meeting.

If your shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” (and you are a “street name stockholder”), you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. As discussed below, if you are a street name stockholder, you may not vote your shares live during the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee

Can I attend the Special Meeting in person?

You may attend the meeting in person. The meeting will be held at law offices of Brinen & Associates, LLC, 90 Broad Street, Tenth Floor, New York, New York 10004 at 10:00 am Eastern Time on December 7, 2023.

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Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke any proxy you execute at any time prior to its use at the Special Meeting by:

•	delivering written notice of revocation to our Corporate Secretary at the address provided on above; or

•	delivering an executed proxy bearing a later date to our Corporate Secretary at the address provided on above.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Record Date

Our Board has fixed the close of business on October 25, 2023, as the record date for determining which of our stockholders are entitled to notice of and to vote at the Special Meeting. At the close of business on the record date, shares of our common stock were outstanding.

Voting; Quorum

Each share of common stock outstanding on the record date is entitled to one vote per share at the Special Meeting. Stockholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of our outstanding shares of common stock is necessary to constitute a quorum at the Special Meeting.

Votes Required to Approve the Proposal

In order for the proposals to be voted on at the special meeting, a “quorum” of the shares must be present.

A quorum is a majority of the issued and outstanding shares of Odyssey’s common stock. All shares of Odyssey’s common stock held by stockholders who are present in person or by proxy will count towards a quorum, including Odyssey’s shares held by stockholders who are present in person at the special meeting but not voting, and Odyssey shares for which Odyssey has received proxies indicating that their holders have abstained. Shares of Odyssey common stock held by stockholders who are not present in person or by proxy will not be counted towards a quorum.

Counting of Votes; Abstentions

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the proposals regarding the vote on the Asset Purchase Agreement and the Adjournment Proposal. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal.

Broker Discretionary Voting

If your shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice of Special Meeting was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to participate in the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

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If you hold your shares in street name, your broker, bank or other similar institution may be able to vote your shares without your instructions depending on whether the matter being voted on is “discretionary” or “non-discretionary.” In the case of a discretionary matter (for example, the ratification of the independent registered public accounting firm), your broker is permitted to vote your shares of common stock if you have not given voting instructions. In the case of a non-discretionary matter such as the approval of the Asset Purchase Agreement, your broker cannot vote your shares if you have not given voting instructions.

A “broker non-vote” occurs when your broker submits a proxy for the Special Meeting with respect to discretionary matters but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted as entitled to vote for a proposal and will have no effect on the outcome of any proposal. Therefore, it is important that you provide specific voting instructions to your broker, bank or other nominee.

Adjournment and Postponement

Adjournments and postponements of the special meeting may be made for the purpose of, among other things, soliciting additional proxies. The special meeting may be adjourned by the vote of a majority of the Odyssey shares present in person or represented by proxy at the Special Meeting, even if less than a quorum.

Proxy Procedure

When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Special Meeting in accordance with the instructions specified in the proxy. If no specific instructions are given, but the proxy card is properly executed, the shares will be voted in accordance with the Board’s recommendations FOR the approval of the Asset Purchase Agreement.

Cost of Proxy Solicitation

We will bear all costs associated with the solicitation of proxies in connection with the Special Meeting. We do not plan to hire a proxy solicitor, but to the extent we choose to use proxy solicitor services, we will pay the related fees and expenses.

Where can I find the results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K after they become available.

Will the proposed transactions result in a change in control of Odyssey?

No, the Board of Directors of Odyssey will remain unchanged.

Where You Can Find More Information

We file our proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The SEC maintains an Internet site at http://www.sec.gov/ where you can obtain most of our SEC filings. We also make available, free of charge, on our website at www.odysseyhealthinc.com /investors, our proxy statements filed with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.

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SUMMARY

The following is a summary that highlights information contained in this proxy statement. This summary may not contain all of the information that may be important to you. For a more complete description of the Asset Purchase Agreement, Odyssey encourages you to read carefully this entire proxy statement, including the attached annexes.

The Asset Purchase Agreement

The Parties to the Asset Purchase Agreement	Odyssey Health, Inc., f/k/a Odyssey Group International, Inc., a Nevada corporation; and
Oragenics, Inc., a Florida corporation Joseph Michael Redmond, an adult individual Christine Farrell, an adult individual

Background of the Parties	Odyssey is engaged in developing medical products that treat brain related illnesses and or diseases, consisting of ONP-001 and ONP-002 and the Delivery Device.

Oragenics, Inc. is a development-stage company dedicated to fighting infectious diseases including coronaviruses and multidrug-resistant organisms. Their lead product is an intranasal vaccine candidate to provide long-lasting immunity from SARS-CoV-2 and its variants, which cause COVID-19. The NT-CoV-2 program leverages coronavirus spike protein research licensed from the National Institutes of Health (NIH) and the National Research Council of Canada (NRC) with a focus on reducing viral transmission and offering a more patient-friendly intranasal administration. Their antibiotics program features a novel class of antibiotics against bacteria that have developed resistance to commercial antibiotics.

The Purchase	Oragenics will acquire certain assets and liabilities of Odyssey in in exchange for a cash payment of one million dollars ($1,000,000) and eight million (8,000,000) shares of Series F Preferred Stock of Oragenics.

See “The Asset Purchase Agreement” beginning on Appendix A-1.

Reasons for the Asset Purchase	The parties believe that the acquisition by Oragenics will continue the development of Odyssey’s pipeline of neurological drug therapies and technologies. Oragenics’ rigorous analysis of the underlying science and technologies has illuminated the immense potential of Odyssey neurological assets, which could significantly expand the potential to reach into a broader market. Oragenics as NYSE company allows for better access to capital markets to fund clinical trials. The value of Oragenics stock becomes an asset of Odyssey. At some point Odyssey can dividend the stock to its shareholders thus giving shareholders a significant gain.

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Recommendations for the Odyssey Board:	The Odyssey Board recommends that all shareholders APPROVE the Asset Purchase Agreement.

The Odyssey Board recommends that all shareholders APPROVE the Adjournment Proposal.

Regulatory Approvals:	Oragenics shall have been approved by the NYSE American to close the Asset Purchase.

Rights of Appraisal:	Pursuant to Nevada Revised Statutes, this transaction does not have rights of appraisal for Odyssey’s shareholders.

Conditions to complete the exchange:	The Asset Purchase Agreement must be approved by the Odyssey stockholders. The representations and warranties of Oragenics set forth in Article 5must be true and correct in all respects on and as of the Closing Date. No Governmental Authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, judgment, decree or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Contemplated Transactions illegal or otherwise restraining or prohibiting the consummation of such transactions. No suit, Claim, cause of action, arbitration, investigation or other proceeding contesting, challenging or seeking to alter or enjoin or adversely affect the Contemplated Transactions, will be pending or threatened. Oragenics shall have a minimum of five million dollars ($5,000,000) in cash as of the Closing, which will be available for development of assets and general working capital.

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RISK FACTORS

In addition to the other information included in this proxy statement, you should carefully read and consider the following factors in evaluating the proposals to be voted on at the special meeting and in determining whether to vote for approval of the matters to be considered at the meeting.

The sale of the Purchased Assets involves various risks, including without limitation the following. You should carefully consider the risks described below before making an investment decision in our securities. Risk factors are effective as of the date of this Form 14A and shall be deemed to be modified or superseded to the extent that a statement contained in our future filings modifies or replaces such a statement. If we do not successfully consummate the Odyssey Asset Purchase, our business, financial condition or results of operations could be materially adversely affected. In that case, the trading price of our stock could decline, and you may lose all or part of your investment.

We may not be able to successfully consummate the Odyssey Asset Purchase.

The closing of the Odyssey Asset Purchase Agreement is subject to various closing conditions, including without limitation the following: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) Oragenics shareholders shall have approved (a) the increase in the its authorized Common Stock from Four Million One Hundred Sixty Six Thousand Six Hundred Sixty Six (4,166,666) shares to Three Hundred Fifty Million (350,000,000) and (b) the conversion of Nineteen and Nine Tenths Percent (19.9%) of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) Oragenics must have at least Five Million dollars ($5,000,000) in cash at Closing; and (6) the Oragenics must have completed its due diligence of the Purchased Assets to its satisfaction. There can be no assurances that such conditions will be satisfied.

Oragenics may have difficulty raising additional capital, which could deprive them of the resources necessary to implement our business plan, which would adversely affect the equity position in Oragenics.

Whether or not we successfully consummate the Asset Purchase, Oragenics will need to raise additional capital to fund the development and commercialization of our product candidates and to operate their business. The Oragenics’ need to raise additional capital is expected to increase if we successfully consummate the Oragenics Asset Purchase. If Oragenics consummates the Asset Purchase, Oragenics expect their operating expenses to increase, both due to additional employment costs and operating costs required to pursue the development of the Odyssey’s assets. In order to support the initiatives envisioned in the business plan, Oragenics will need to raise additional funds through the sale of assets, public or private debt or equity financing, collaborative relationships or other arrangements. If Oragenics operations expand faster or at a higher rate than currently anticipated, Oragenics may require additional capital sooner than they expect. We are unable to provide any assurance or guarantee that additional capital will be available when needed by Oragenics or that such capital will be available under terms acceptable to Oragenics or on a timely basis.

Oragenics’ ability to raise additional financing depends on many factors beyond our control, including the state of capital markets, the market price of their common stock and the development or prospects for development of competitive products by others. If additional funds are raised through the issuance of equity, convertible debt or similar securities of their company, the percentage of ownership in Oragenics by Odyssey stockholders will be reduced, our stockholders may experience additional dilution upon conversion, and such securities may have rights or preferences senior to those of Oragenics’ common stock. The preferential rights granted to the providers of such additional financing may include preferential rights to payments of dividends, super voting rights, a liquidation preference, protective provisions preventing certain corporate actions without the consent of the fund providers, or a combination thereof. We are unable to provide any assurance that additional financing will be available on terms favorable to Oragenics or at all.

If adequate funds are not available or are not available on acceptable terms, Oragenics’ ability to take advantage of the potential of assets acquired from us will be limited significantly. With limited capital, Oragenics expects to continue to scale back or delay implementation of research and development of all protocols. By implication, the unavailability of capital could substantially harm our investment in Oragenics.

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Oragenics’ success with regard to the Purchased Assets depends on the viability of Oragenics business strategy with regard to those assets, which is unproven and may be unfeasible.

Oragenics revenue and income potential with regard to the Purchased Assets, in particular the concussion asset, are unproven, and Oragenics continues to develop our strategy for such assets. Oragenics’ anticipated business model is based on a variety of assumptions based on a growing trend in the healthcare systems in the United States and many other countries. These assumptions may not reflect the business and market conditions Oragenics actually faces. As a result, Oragenics’ operating results could differ materially from those projected under Oragenics’ business model, and Oragenics’ business model may prove to be unprofitable.

The product candidate ONP-002 (the concussion asset) being developed by us, which development under Oragenics will continue if we successfully consummate the Asset Purchase, is in its early stages and will require extensive testing and clinical trials before it is commercialized. There is no guarantee that ONP-002 will be approved for commercial use. The product candidate ONP-001 (the potential treatment for Niemann Pick Disease Type C) Oragenics is acquiring from us, is in its early stages and will require extensive testing and clinical trials before it is commercialized. There is no guarantee that ONP-001 will be approved for commercial use. We currently own only 50% of the intellectual property related thereto. The other 50% is owned by a third party. The joint venture with that third party has not been finalized.

If we fail to obtain marketing authorization for these product candidates, our business, financial condition, and results of operations will be materially adversely affected.

There are substantial inherent risks in attempting to commercialize newly developed products, and, as a result, we may not be able to successfully develop the new products acquired from Odyssey.

If we successfully consummate the Asset Purchase, Oragenics hopes to conduct research and development of the purchased technologies. However, commercial feasibility and acceptance of such product candidates are unknown. Scientific research and development require significant amounts of capital and takes an extremely long time to reach commercial viability, if at all. During the research and development process, we may experience technological barriers that we may be unable to overcome. Because of these uncertainties, it is possible that some of Oragenics future product candidates will never be successfully developed. If Oragenics is unable to successfully develop new products, Oragenics may be unable to generate new revenue sources or build a sustainable or profitable business.

Additionally, if we successfully consummate the Asset Purchase, since Oragenics operates with limited resources and staff, Oragenics’ attention and resources will be diverted away from other protocols which may result in further delays in the development and commercialization of such programs and the diminution of our investment.

We will need to achieve commercial acceptance of our products, if cleared or approved, to generate revenues and achieve profitability.

If we successfully consummate the Asset Purchase, superior products may be introduced that compete with the Purchased Assets, which would diminish or extinguish the uses for the products candidates acquired by Oragenics, if cleared or approved. We cannot predict when significant commercial market acceptance for such products, if cleared or approved, will develop, if at all, and we cannot reliably estimate the projected size of any such potential market. If markets fail to accept such products, then Oragenics may not be able to generate revenue from them. Oragenics revenue growth and achievement of profitability will depend substantially on Oragenics ability to introduce new products that are accepted by customers. Oragenics competitors in the industry are predominantly large companies with longer operating histories, with significantly easier access to capital and other resources and an established product pipeline than Oragenics. There can be no assurance that Oragenics will be able to establish ourselves in their targeted markets, or, if established, that Oragenics will be able to maintain market position, if any. Oragenics’ commercial opportunity may be reduced if their competitors develop new or improved products that are more convenient, more effective or less expensive than our product candidates are. Competitors also may obtain FDA or other regulatory marketing authorization for their products more rapidly or earlier than Oragenics may obtain marketing authorization, which could result in their competitors establishing a strong market position before Oragenics are able to enter the market. If Oragenics is unable to cost-effectively achieve acceptance of their products by customers, or if Oragenics products do not achieve wide market acceptance, then their business, and consequently our investment in Oragenics’ business will be materially and adversely affected.

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The products candidates Oragenics hopes to acquire from Odyssey are still in development, and Odyssey has not obtained authorization from any regulatory agency to commercially distribute such products in any country and we may never obtain such authorizations.

Oragenics currently has no products authorized for commercial distribution in either the United States, Europe, or any other country. Similarly, the products candidates Oragenics hopes to acquire from us are still in development. Like the product candidates Oragenics is developing, the Purchased Assets require regulatory clearance or approvals. Oragenics cannot begin marketing and selling product candidates until they obtain applicable authorizations from the applicable regulatory agencies. The process of obtaining regulatory authorization is expensive and time-consuming and can vary substantially based upon, among other things, the type, complexity, and novelty of a product candidate. Changes in regulatory policy, changes in or the enactment of additional statutes or regulations, or changes in regulatory review for each submitted product application may cause delays in the authorization of a product candidate or rejection of a regulatory application altogether.

The FDA has substantial discretion in the review process and may refuse to accept Oragenics’ application or may decide that data are insufficient to grant the request and require additional pre-clinical, clinical, or other studies. In addition, varying interpretations of the data obtained from pre-clinical and clinical testing could delay, limit, or prevent marketing authorization from the FDA or other regulatory authorities. Any marketing authorization from the FDA Oragenics ultimately obtains may be limited or subject to restrictions or post-market commitments that render the product candidate not commercially viable. If Oragenics attempts to obtain marketing authorization are unsuccessful, Oragenics may be unable to generate sufficient revenue to sustain and grow their business, and Oragenics business, financial condition, and results of operations, and consequently, the value of our equity will be materially adversely affected.

We are, and will continue to be, dependent in significant part on outside scientists and third-party research institutions for our research and development in order to be able to commercialize our product candidates.

Oragenics currently has a limited number of employees and resources available to perform the research and development necessary to commercialize their product candidates and potential future product candidates. Oragenics therefore relies, and will continue to rely, on third-party research institutions, collaborators and consultants for this capability. This will remain the case if we successfully consummate the Asset Purchase.

Oragenics is heavily dependent upon the ability and expertise of our management team and a very limited number of employees, and the loss of such individuals could have a material adverse effect on Oragenics’ business, operating results or financial condition.

Oragenics currently has a very small management team. Oragenics’ success is dependent upon the ability, expertise, and judgment of Oragenics’ senior management. While employment agreements are customarily used as a primary method of retaining the services of key employees, these agreements cannot assure the continued services of such employees. Any loss of the services of such individuals could have a material adverse effect on Oragenics business, operating results or financial condition.

The loss of the services of any of these individuals could harm Oragenics’ ability to successfully pursue the development of the Purchased Assets. If any of Oragenics’ executive officers or key employees left or was seriously injured and unable to work and they were unable to find a qualified replacement and/or to obtain adequate compensation for such loss, Oragenics may be unable to manage our business, which could harm their operating results and financial condition.

If we successfully consummate the Asset Purchase, Oragenics’ anticipates growth in their business and increased costs, and any inability to manage such growth could harm Oragenics’ business. Oragenics success will depend, in part, on their ability to effectively manage their growth and expansion. Any growth in, or expansion of, Oragenics’ business is likely to continue to place a significant strain on their management and administrative resources, infrastructure, and systems. In order to succeed, Oragenics will need to continue to implement management information systems and improve our operating, administrative, financial and accounting systems and controls. Oragenics will also need to train new employees and maintain close coordination among our executive, accounting, finance, and operations organizations. These processes are time-consuming and expensive, will increase management responsibilities and will divert management attention. Their inability or failure to manage such growth and expansion effectively could substantially harm their business and adversely affect their operating results and financial condition, and, consequently, the value of our equity in Oragenics.

Risk factors relating to Odyssey Health, Inc. are incorporated by reference from the Form 10-K filed on October 30, 2023

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The Securities and Exchange Commission permits us to “incorporate by reference” the information contained in documents we file with the Commission’s, which means that we can disclose important information to you by referring you to those documents rather than by including them in this Form 14A. Information that is incorporated by reference is considered to be part of this Form 14A and you should read it with the same care that you read this Form 14A. As a smaller reporting company, information that we file later with the Securities and Exchange Commission will automatically update and supersede the information that is either contained, or incorporated by reference, in this Form 14A, and will be considered to be a part of this Form 14A from the date those documents are filed.

We incorporate by reference the documents listed below, all filings filed by us pursuant to the Exchange Act after the date of this Form 14A, and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the time, however, that we are not incorporating any documents or information deemed to have been furnished and not filed in accordance with SEC rules:

•	our Annual Report on Form 10-K for the fiscal year ended July 31, 2023, filed with the SEC on October 30, 2023;

•	our Annual Report on Form 10-K for the fiscal year ended July 31, 2022, filed with the SEC on October 31, 2022;

•	our Quarterly Report on Form 10-Q for the quarter ended October 31, 2022, filed with the SEC on December 14, 2022;

•	our Quarterly Report on Form 10-Q for the quarter ended January 31, 2023, filed with the SEC on March 17, 2023;

•	our Quarterly Report on Form 10-Q for the quarter ended April 30, 2023, filed with the SEC on June 14, 2023; and

•	our Current Reports on Form 8-K with the SEC on October 6, 2023, October 5, 2023, August 18, 2023, July 7, 2023, June 28, 2023, April 4, 2023, January 13, 2023, January 6, 2023, January 3, 2023, November 25, 2022, November 23, 2022, November 23, 2022, November 4, 2022, November 1, 2022, October 3, 2022, October 3, 2022, September 30, 2022, September 15, 2022, August 18, 2022

In addition, all documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act before the date of the Special Meeting are deemed to be incorporated by reference into, and to be a part of, this Form 14A.

Any statement contained in this Form 14A or in a document incorporated or deemed to be incorporated by reference into this Form 14A will be deemed to be modified or superseded for purposes of this Form 14A to the extent that a statement contained in this Form 14A or any other subsequently filed document that is deemed to be incorporated by reference into this Form 14A modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Form 14A.

We will provide to each person, including any beneficial holder, to whom a proxy is delivered, at no cost, upon written or oral request, a copy of any or all of the information that has been incorporated by reference in this Form 14A but not delivered with this Form 14A. You should direct any requests for copies to us at Attention: Secretary. Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference into this Form 14A.

You should rely only on information contained in, or incorporated by reference into, this Form 14A. We have not authorized anyone to provide you with information different from that contained in this Form 14A or incorporated by reference in this Form 14A.

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Recommendation of the Odyssey Board and Reasons for the Exchange

The Odyssey Board met approximately four times over the course of a year to consider and discuss the proposed transaction. After due consideration and consultation with its legal and financial advisors, the Odyssey Board has unanimously:

•	determined that the transaction contemplated by the Asset Purchase Agreement, including the issuance of certain Odyssey assets, were in the best interests of Odyssey and its stockholders from a financial and procedural point of view;

•	approved the Asset Purchase Agreement;

•	directed that the issuance of certain Odyssey assets and receival of Oragenics’ Series F Preferred shares pursuant to the Asset Purchase Agreement be submitted for consideration by the Odyssey stockholders; and

•	recommended that Odyssey stockholders vote in favor of the issuance of the proposed asset purchase.

•	recommended that Odyssey stockholders vote in favor of the Adjournment Proposal.

In reaching the determinations set forth above, the Odyssey Board considered a variety of business, financial and market factors based upon, among other items, (i) the Board’s familiarity with the business and operations of Odyssey and the industry in which it operates, (ii) management reports and presentations regarding Odyssey and its properties and assets, financial condition, competitive position, business strategy and prospects, (iii) economic and market conditions as they relate to the pharmaceutical and healthcare industries, both on a historical and on a prospective basis, and (iv) a careful review of the terms and conditions of the transaction contemplated by the Asset Purchase Agreement. In particular, the Board considered the positive factors set forth below:

1.	The parties believe that the acquisition by Oragenics will continue the development of Odyssey’s pipeline of neurological drug therapies and technologies.

2.	Oragenics’ rigorous analysis of the underlying science and technologies has illuminated the immense potential of Odyssey neurological assets, which could significantly expand the potential to reach into a broader market.

3.	Oragenics as NYSE company allows for better access to capital markets to fund clinical trials.

4.	The value of Oragenics stock becomes an asset of Odyssey.

5.	The Oragenics stock could allow for the Company to pay all debts.

6.	The Oragenics stock as an asset could help Odyssey qualify for an up list to a senior exchange.

7.	At some point Odyssey can dividend the stock to its shareholders thus giving shareholders a significant gain.

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PROPOSAL NO. 1: THE ASSET PURCHASE AGREEMENT

This section of this proxy statement is a summary of the material provisions of the Asset Purchase Agreement, a copy of which is attached to this proxy statement as Annex A. The provisions of the Asset Purchase Agreement are complicated and not easily summarized. Because the description is a summary, it does not contain all of the information about the Asset Purchase Agreement that may be important to you. You should refer to the full text of the Asset Purchase Agreement, which is hereby incorporated by reference into this proxy statement, for details of the purchase and the terms and conditions of the Asset Purchase Agreement.

The Purchase

Odyssey and Oragenics entered into the Asset Purchase Agreement dated October 4, 2023. The Asset Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, Oragenics will acquire certain assets and liabilities in Odyssey in exchange for a cash payment of one million dollars ($1,000,000) and eight million (8,000,000) shares of Series F Preferred Stock of Oragenics. At the conclusion of the Asset Purchase Agreement, Odyssey will own One Hundred Percent (100%) of Oragenics’ Series F Preferred Stock.

Completion and Effectiveness of the Purchase

The parties will complete the transaction contemplated in the Asset Purchase Agreement when all of the conditions to completion of the transactions, as contained in the Asset Purchase Agreement, are satisfied or waived. The parties anticipate closing the transactions as soon as possible after approval by the Odyssey stockholders of the proposals set forth in this proxy statement.

Representations and Warranties

The Asset Purchase Agreement contains mutual representations and warranties made by each of Odyssey and Oragenics regarding aspects of their respective businesses, financial condition, and structure, as well as other facts pertinent to the exchange. These representations and warranties are made only as of the date of the Asset Purchase Agreement and the closing date, are subject to materiality, knowledge and other similar qualifications in many respects and will not survive after closing.

Representations deal generally with such matters as the following:

•	The various documents and items that the company must deliver to the Purchaser at or prior to the closing, including a bill of sale, an assignment and assumption agreement, and intellectual property assignments.

•	Outlines the items that the purchaser must deliver to the company, including the second cash payment and the Series F Preferred Stock.

•	The representations and warranties, including that it is in good standing and has the authority to enter into the agreement.

•	Discusses the subsidiaries and confirms ownership of all of the shares of each subsidiary.

•	Confirms the authority to enter into the agreement and has obtained all necessary approvals.

•	Confirms that the additional parties (Joseph Michael Redmond and Christine Farrell) have the legal capacity to enter into the agreement and have obtained all necessary approvals.

•	Outlines the requirements for stockholder approval.

•	States that the agreement will not conflict with any applicable laws or contracts.

•	Discusses title to and adequacy of tangible assets.

•	Discusses the tax matters, including that all tax returns have been filed and taxes paid.

•	Discusses intellectual property, including a list of registered and unregistered intellectual property, and intellectual property agreements.

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•	Lists all material contracts and confirms that there is no default under any material contract.

•	Discusses regulatory matters, including that there are no Nondisclosure Agreements, and that there is no violation of any health laws.

•	Discusses environmental matters, including that there have been no releases of hazardous materials and compliance with all environmental laws.

•	Discusses labor and employment matters.

•	Lists all permits used in the operation of the business.

•	Discusses product and service warranties and liabilities.

•	Discusses transactions with affiliates, confirming that there are no outstanding loans or contractual arrangements outside of the ordinary course of business.

•	Covers import and export activities, confirming t compliance with all applicable laws and confirms there isn’t any existing unresolved issues or penalties.

•	Lists changes that have not occurred since the interim balance sheet date.

•	Discusses fraudulent conveyance, confirming fair value is received in exchange for the purchased assets.

•	Confirms that there are no outstanding powers of attorney.

•	Discusses the understanding of the securities being issued as part of the transaction, the fact that they are restricted, and the risks associated.

•	Discusses the SEC reports, confirming that they have been filed on time and comply with the requirements of the Securities Act and the Exchange Act.

•	Discusses the 's financial statements, confirming that they comply with GAAP and fairly present the financial position.

The full text of the representations and warranties can be reviewed in Articles 4 and 5 of the Asset Purchase Agreement.

Conduct of parties pending closing

As set forth in Section 6.4 of the Asset Purchase agreement, each party has agreed that until the closing, without the written consent of the other party, which may not be unreasonably withheld, delayed or conditioned, The Business will be conducted only in the ordinary course of business, consistent with past practices, including in respect of customer billing.

Both parties agree to use commercially reasonable efforts to:

•	Preserve its present business operations, organization and goodwill;

•	Preserve the present relationships with its customers, suppliers, vendors, service providers, insurance carriers, brokers, agents, personnel and others having business relations with it;

•	Preserve intact the material assets and properties related to the business;

•	Keep in full force and effect, without amendment, and comply with all permits, certificates, licenses, approvals and authorizations required, to company’s knowledge, under all applicable laws in connection with the business and the company, and comply with all applicable laws;

•	Pay the debts, taxes and other obligations of the business when due;

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•	Maintain the properties and assets included in the purchased assets in the same condition as they were on the date of this agreement, subject to reasonable wear and tear;

•	Continue in full force and effect without modification all insurance policies, except as required by applicable law;

•	Defend and protect the properties and assets included in the purchased assets from infringement or usurpation;

•	Perform all of its obligations under all assigned contracts;

•	Maintain the business records in accordance with past practice; and

•	Comply in all material respects with all applicable laws applicable to the conduct of the business or the ownership and use of the purchased assets.

•	The parties will not, without the prior written consent of the other:

o	Enter into any Contract or commitment related to the Business, the Purchased Assets or the Assumed Liabilities, the performance of which may extend beyond the Closing, except those entered in the ordinary course of business consistent with past practices and which would not or could not reasonably be expected to have a Material Adverse Effect;

o	Waive or surrender any rights related to any pending or threatened Litigation to the extent affecting the Business, the Company, the Purchased Assets or the Assumed Liabilities;

o	Amend or terminate any Assigned Contract;

o	Incur, create, assume or suffer to exist any restriction, Encumbrance, tenancy, encroachment, covenant, condition, Claim, charge or other matter adversely affecting title on any of the Purchased Assets other than Permitted Encumbrances;

•	Take any action that would make any representation or warranty of the Company set forth in Article 4 inaccurate;

•	Take any action or commit any omission that could reasonably result in (A) a material delay in the Contemplated Transactions or (B) a Material Adverse Effect;

•	Enter into any Contract or commitment giving any Person an option, right of first refusal or other similar right with respect to the Purchased Assets;

•	Waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar Contract with respect to the Purchased Assets;

•	Take any action or omit to take any action that would result in the occurrence of any event described in Section 4.30 with respect to the Purchased Assets;

•	Take any action or omit to take any action which will result in a violation of any Applicable Law; or

•	Fail to maintain and keep in full force and effect all insurance on assets and property or for the benefit of the Company with respect to the Purchased Assets, fail to present all claims under such insurance policies in a proper and timely manner or breach any obligation under such insurance policies with respect to the Purchased Assets

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Additional Agreements

Included among the obligations of the parties are the following:

Non-solicitation

For a period of five (5) years, commencing on the Closing Date (the “Restricted Period”), Odyssey shall not, directly or indirectly, including through an Affiliate (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business anywhere in the world in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or encourage any material actual or prospective client, customer, supplier or licensor of the Business (including any existing or former client or customer of Odyssey and any Person that becomes a client or customer of the Business after the Closing), or any other Person who has a material business relationship with the Business, to terminate or modify any such actual or prospective relationship. “Restricted Business” means the business of developing, researching, marketing and/or selling medical products and/or treatments that treat brain related illnesses and or diseases, including concussions, and any aspect thereof, including the study of ONP-001 seeking to improve function and lifespan in pediatric disorders where de-myelination and cell death is widespread in the cortex and cerebellum regions of the brain and the study of ONP-002 for use in the neurology market.

During the Restricted Period, Odyssey shall not, directly or indirectly, including through an Affiliate, hire or solicit any person who is offered employment by Oragenics pursuant to Section 6.5 or is or was employed in the Business during the Restricted Period, or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.9.2(b) shall prevent Odyssey from hiring (i) any employee whose employment has been terminated by Oragenics or (ii) after 180 days from the date of termination of employment, any employee whose employment has been terminated by the employee.

Covenants

•	Odyssey is required to conduct its business in a way that ensures its representations and warranties remain true at the time of closing.

•	Odyssey is prohibited from selling any assets or engaging in discussions with any other potential buyers.

•	Odyssey is required to conduct its business in the ordinary course and to preserve its relationships, assets, and permits.

•	Oragenics is required to conduct its business in the ordinary course and to preserve its relationships, assets, and permits, subject to Section 6.5.4 which allows them to take actions to preserve cash and raise additional capital.

•	Odyssey will use the initial and second cash payments for general corporate purposes, working capital, operational expenses, capital expenditures, and repayment of indebtedness.

•	Oragenics is obliged to extend employment offers to one or more business employees, and Odyssey is obliged to cooperate and terminate the employment of those who accept the offer. Odyssey is required to retain and indemnify Oragenics against liabilities related to employment, termination, compensation, or employee benefits. Nothing in the conduct of business pending closing section of the Asset Purchase Agreement creates any third-party beneficiary rights or prohibits them from modifying or terminating any employee plan.

•	Odyssey is obliged to provide Oragenics with access to information related to the business, both before and after the closing.

•	Odyssey and Oragenics is required to jointly approve any public announcements related to the transaction.

•	Odyssey is required to obtain stockholder approval as soon as possible.

•	Oragenics is required to use its best efforts to obtain shareholder approval for the conversion of Series F Preferred Stock and the increase in common stock.

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•	Odyssey is restricted from transferring Series F Preferred Stock to its stockholders for 180 days after the closing date.

•	Odyssey is required to transfer business records and regulatory information to Oragenics.

•	Odyssey is required to assign to Oragenics all rights, title, obligations and interest existing in and to the Transferred Governmental Authorizations on the closing date. The parties must execute and deliver to the FDA, the Company FDA Transfer Letters and the Purchaser FDA Transfer Letters, and to other appropriate Governmental Authorities in the United States.

•	Odyssey and Oragenics must give written notice to the other upon becoming aware of any action by any Governmental Authority in the United States which (A) raises any material concerns regarding the safety or efficacy of the products of the Company, (B) which indicates or suggests potential material liability for either party to third parties arising in connection with the such products, or (C) which indicates a reasonable potential for a need to initiate a recall, market withdrawal or similar action with respect to any products sold by or affiliated to either of the Parties.

•	Oragenics is required to present a proposal to increase the number of shares available under the company's equity incentive plan.

•	Odyssey is required to notify Oragenics of any events that could have a material adverse effect or prevent the transaction from being completed.

Conditions to Closing

Conditions to the completion of the exchange, as set forth in the Asset Purchase Agreement, include the following:

•	Approval by the Odyssey stockholders of the Asset Purchase Agreement.

•	The representations and warranties of Oragenics set forth in Article 5 (i) which are qualified by materiality will be true and correct in all respects and (ii) which are not qualified by materiality will be true and correct in all material respects, in each case on and as of the Closing as if made on the Closing Date.

•	All the covenants contained in this Agreement to be performed or complied with by Oragenics on or before the Closing will have been performed or complied with in all material respects.

•	No Governmental Authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, judgment, decree or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Contemplated Transactions illegal or otherwise restraining or prohibiting the consummation of such transactions.

•	No suit, Claim, cause of action, arbitration, investigation or other proceeding contesting, challenging or seeking to alter or enjoin or adversely affect the Contemplated Transactions, will be pending or threatened.

•	Oragenics shall have a minimum of Five Million dollars ($5,000,000) in cash as of the Closing, which will be available for development of assets and general working capital.

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Termination of the Asset Purchase Agreement

The Asset Purchase agreement may be terminated as set out in the following sections of the Asset Purchase Agreement:

•	By mutual written agreement of Oragenics and Odyssey.

•	By Oragenics by written notice to Odyssey if Oragenics is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Odyssey pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy or failure has not been cured by Odyssey within ten days of Odyssey’s receipt of written notice of such breach from Oragenics; or

•	any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by the date that is one-hundred twenty (120) days following the date this Agreement is signed (the “Drop Dead Date”), unless such failure shall be due to the failure of Oragenics to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

•	by Odyssey by written notice to Oragenics if Odyssey is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Oragenics pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy or failure has not been cured by Oragenics within ten days of Oragenics’ receipt of written notice of such breach from Odyssey; or

•	any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by Drop Dead Date, unless such failure shall be due to the failure of Odyssey to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

•	by Oragenics or Odyssey in the event that (i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.7.3.2. Except as otherwise set forth in Section 7.3.2, in the event of a termination of this Agreement by any party as provided in 7.3.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Oragenics, Odyssey, the Additional Parties or their respective Affiliates, officers or directors; provided, however, that (i) the provisions of Section 7.3.1, Section 9.6 and Article 8 of the Asset Purchase Agreement shall remain in full force and effect and survive any termination of this Agreement and (ii) no party hereto shall be relieved or released from any liabilities or damages (whether at law or in equity) arising out of its breach of any representation, warranty, covenant or agreement set forth in this Agreement.

Recommendation of the Board of Directors

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ASSET PURCHASE.

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PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL

General

The Company is seeking shareholder approval to adjourn or postpone the special meeting to a later date or dates if the board of directors of the Company determines such an adjournment or postponement is necessary to permit solicitation of additional proxies in a scenario where the special meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1.

If this Adjournment Proposal is approved, the special meeting could be adjourned or postponed to any date. If the Special Meeting is adjourned or postponed, shareholders of the Company who have already submitted their proxies will be able to revoke their proxy at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on the Adjournment Proposal, your shares of Company common stock will be voted in favor of the Adjournment Proposal.

Vote Requirement

Approval of the Adjournment Proposal requires “FOR” votes from at least a majority of the outstanding shares of the common stock present in person or represented by proxy at the special meeting. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, your shares are represented at the Special Meeting and your broker fails to vote your shares on this proposal, it will have the same effect as an “against” vote on this proposal.

Recommendation of the Board of Directors

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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U.S. FEDERAL INCOME TAX CONSEQUENCES

Odyssey will incur federal income tax consequences as a result of the exchange and other transactions contemplated in the Asset Purchase Agreement. For stockholders’ individual purposes, it is advised to consult your own tax attorney.

DESCRIPTION OF SECURITIES OF ORAGENICS

Oragenics will issue eight million (8,000,000) shares of Series F Preferred Stock to Odyssey. The Oragenics' board of directors has “blank-check” authority to create new classes of preferred stock. Oragenics anticipates filing a Certificate of Designation to create the Series F Preferred Stock prior to Closing. A copy of the proposed Certificate of Designation is attached as an exhibit to the Purchase Agreement and is incorporated herein by reference. Below is a summary of the rights and preferences of the Series F Preferred Stock as contained in the proposed Certificate of Designation:

1. Liquidation Preference. The Series F Preferred Stock is economically equivalent to the Company’s common stock. Upon liquidation, it is at parity with the common stock and junior to Company’s outstanding Class A and B Preferred Stock and Series E Mirroring Preferred Stock.

2. Dividends. No dividends shall be paid on shares of the Series F Preferred Stock.

3. Voting. The Series F Preferred Stock has no voting rights, except as required by applicable law and except for limited protective voting rights specifically set forth in Certificate of Designation.

4. Conversion. The Series F Preferred Stock is convertible (and will automatically convert) into Common Stock on a 1 for 1 basis (subject to customary adjustments) on the date (that is after the Closing) that the Oragenics’ shareholders approve (a) the issuance of Common Stock upon the conversion of the Series F Preferred Stock, in compliance with NYSE rules, and (b) an increase in Oragenics' authorized Common Stock from four million one hundred sixty-six thousand six hundred sixty six (4,166,666) shares to Three Hundred fifty Million (350,000,000) shares. Oragenics anticipates presenting such matters to its shareholders at its upcoming annual meeting, which it anticipates will occur on December 14, 2023. However, even once such shareholder approvals are obtained, pursuant to the Certificate of Designation, Odyssey cannot convert shares of Series F Preferred Stock into more than Nineteen and nine tenths (19.9%) of the Company’s Common Stock outstanding as of the execution of the Purchase Agreement until (i) the Company shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American, and (ii) if required by the rules of the NYSE American, the Oragenics' shareholders shall have approved any change of control that could be deemed to occur upon the conversion of the Series F Preferred Stock into Common Stock, based on the facts and circumstances existing at such time.

5. Preemptive Rights. No holders of Series F Preferred Stock will, as holders of Series F Preferred Stock, have any preemptive rights to purchase or subscribe for Oragenics’ Common Stock or any of our other securities.

6. Redemption. The Series F Preferred Stock is not redeemable by Oragenics.

7. Trading Market. There is no established trading market for any of the Series F Preferred Stock, and the Oragenics does not expect a market to develop. Oragenics does not intend to apply for a listing for any of the Series F Preferred Stock on any securities exchange or other nationally recognized trading system.

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OTHER BUSINESS

Odyssey knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.

WHERE CAN YOU FIND MORE INFORMATION

Odyssey files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Odyssey files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC- 0330 for further information on the operation of the Public Reference Room. Odyssey’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and ten percent (10%) shareholders to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent (10%) shareholders are required by SEC regulations to furnish us with all Section 16(a) reports they file. Based solely on our review of the copies of such reports we received and written representations from our officers, directors and ten percent (10%) shareholders, we believe that all required reports were timely filed in fiscal 2022, except for the following:

•	Mr. Redmond failed to timely file on Form 4 related to the 750,000 stock options granted on May 19, 2022.

•	Messrs. Casey, Conroy, Gandolfo and Richardson failed to timely file on Form 4 related to the 500,000 stock options granted to each on May 19, 2022.

•	Mr. Farrell failed to timely file on Form 4 related to the 600,000 stock options granted on May 19, 2022.

•	Mr. VanLandingham failed to timely file on Form 4 related to the 100,000 stock options granted on May 19, 2022.

•	Mr. VanLandingham failed to timely file on Form 4 related to the 1,000,000 shares issued to Prevacus, Inc. on June 10, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. The following tables set forth certain information concerning the beneficial ownership of our common stock on October 25, 2023, by: (i) each person known by us to own beneficially more than 5% of our outstanding capital stock; (ii) each of the directors and named executive officers; and (iii) all current directors and executive officers as a group.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Odyssey Health, Inc., 2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV 89102. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares Beneficially Owned*	Percentage of Class**
Joseph Michael Redmond, President, CEO and Chairman(1)		11,975,000	14.09%
Jonathan Lutz	7777 W 4th Ave Lakewood, CO 80226	4,697,257	5.76%
Christine M. Farrell, Chief Financial Officer and Secretary(2)		1,500,000	***
Jerome H. Casey, Director(3)		1,250,000	***
Ricky W. Richardson, Director(3)		750,000	***
Directors and Executive Officers as a Group (4 persons)		6,875,000	7.78%

________________________

* Beneficial ownership is determined in accordance with the rules of the SEC that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Common stock subject to equity awards that are currently exercisable or exercisable or vest within 60 days of the date of October 25, 2023 are deemed to be outstanding and to be beneficially owned by the person or group holding such awards for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.

** Percent of class is calculated on the basis of 81,495,269 shares outstanding on October 25, 2023, plus the number of shares the person has the right to acquire within 60 days of October 25, 2023.

(1)	Includes 166,667 RSUs vesting within 60 days and 2,933,333 RSUs vested but not included in the outstanding and 375,000 vested stock options.
(2)	Includes 55,556 RSUs vesting within 60 days and 1,044,444 RSUs vested but not included in the outstanding and 300,000 vested stock options.
(3)	Includes 250,000 vested stock options.

*** Less than 5%.

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CODE OF ETHICS

We have adopted the Odyssey Health, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers and employees. You can view the Code of Ethics on our website at www.odysseyhealthinc.com. A copy of the Code of Ethics will be provided in print without charge to all interested parties who submit a request in writing to Odyssey Health, Inc., request in writing, Attn: Corporate Secretary at the address provided on page 1 of this Proxy Statement.

ANTI-HEDGING POLICY

We have adopted the Odyssey Health, Inc. Anti-Hedging Policy (the “AHP”), which applies to all of our directors, officers and employees. You can view the AHP on our website at www.odysseyhealthinc.com. A copy of the AHP will be provided in print without charge to all interested parties who submit a request in writing, Attn: Corporate Secretary at the address provided on page 1 of this Proxy Statement.

HOUSEHOLDING

In accordance with applicable regulations, we deliver a single Proxy Statement to certain persons who share an address, unless we have been notified that such persons prefer to receive individual copies of those documents. This practice is referred to as “householding.” If you reside at an address that received only one copy of proxy materials as a result of householding, we will deliver additional copies upon oral or written request. If you wish to receive separate copies in the future, please contact our Corporate Secretary at Odyssey Health, Inc., request in writing, or by phone at (702) 780-6559. If you and others living at your address received multiple copies of proxy materials and prefer to receive a single copy, you may request that a single copy be sent in the future by contacting us as described above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any other matters that may come before the Special Meeting. The persons named in the enclosed proxy card intend to vote the proxy in accordance with their best judgment if any other matters properly come before the Special Meeting.

Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Special Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors

/s/ Joseph Michael Redmond
Las Vegas, Nevada	Joseph Michael Redmond President and Chief Executive Officer

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Appendix A

ASSET PURCHASE AGREEMENT

Dated as of October 4, 2023

BY AND AMONG

ORAGENICS CORPORATION

AND

ODYSSEY HEALTH, INC. F/K/A ODYSSEY GROUP INTERNATIONAL, INC.

And

Joseph Michael Redmond

And

Christine Farrell

A-1

ASSET Purchase Agreement

by and among

Oragenics Corporation

and

Odyssey Health, Inc. f/k/a Odyssey Group International, INC.

And

Joseph Michael Redmond

And

Christine Farrell

October 4, 2023

TABLE OF CONTENTS

i

ii

iii

Asset Purchase Agreement

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made this 4th day of October 2023 (the “Effective Date”) by and among Oragenics, Inc., a Florida corporation (“Purchaser”); Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation (the “Company”); Joseph Michael Redmond, an adult individual (“Mr. Redmond”); and Christine Farrell, an adult individual (“Ms. Farrell”, and each of Mr. Redmond and Ms. Farrell, an “Additional Party”, and collectively, the “Additional Parties”). Capitalized terms not otherwise defined herein have the respective meanings assigned to such terms in Exhibit A hereto.

BACKGROUND

WHEREAS, the Company is engaged in developing medical products that treat brain related illnesses and or diseases, consisting of ONP-001 and ONP-002 and the Delivery Device (the “Business”);

WHEREAS, the Company and Purchaser previously entered into a Letter of Intent Agreement, dated as of July 5, 2023 (as amended by Amendment 1 dated July 12, 2023, the “LOI”),

WHEREAS, the Company and Additional Parties desires to sell and assign to Purchaser, and Purchaser desires to purchase and assume, certain assets and liabilities, of the Company subject to the terms and conditions set forth herein;

WHEREAS, the Company and Additional Parties desire to cause the consummation of the Contemplated Transactions and to perform the obligations of the Additional Parties in accordance with the terms hereof and acknowledge that the consummation of the Contemplated Transactions will benefit the Additional Parties, directly and/or indirectly, as the case may be; and

WHEREAS, to induce Purchaser to enter into this Agreement and consummate the purchase of the assets, and certain specified liabilities, of the Business, and the other Contemplated Transactions, each of the Additional Parties agrees to be bound by this Agreement, including the Restrictive Covenants applicable to such Persons contained herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article 1
SALE OF ASSETS

Section 1.1.         Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell, assign, transfer, deliver and convey good and marketable title to Purchaser, and Purchaser shall purchase from the Company, free and clear of any Encumbrances, all of the Company’s right, title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), which relate to, or are used or held for use in connection with, its Business (collectively, the “Purchased Assets”), including, without limitation, the following (in each case to the extent related to, or derived from, the Business):

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1.1.1.      all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories owned by the Company and used in the Business or held for sale to customers of the Business, including spare parts, containers, packaging and packaging supplies (“Inventory”);

1.1.2.      all Contracts, including Intellectual Property Agreements and Contracts related to, the Business, set forth on Schedule 1.1.2 (the “Assigned Contracts”).

1.1.3.      all Intellectual Property Assets relating to the Business, including those listed on Schedule 1.1.3.

1.1.4.      all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property relating to the Business (the “Tangible Personal Property”);

1.1.5.      all Permits, including Environmental Permits, which are held by the Company and required for the conduct of the Business as currently conducted or for the ownership and use of the Purchased Assets, including those listed on Schedule 1.1.5 (any Permits, including Environmental Permits, the “Transferred Governmental Authorizations”);

1.1.6.      all rights to any Claims of any nature available to or being pursued by the Company to the extent related to the Business, the Purchased Assets or the Assumed Liabilities, whether arising by way of counterclaim or otherwise;

1.1.7.      all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees (including any such item relating to the payment of Taxes) relating to the Business;

1.1.8.      all of the Company’s rights under warranties, indemnities and all similar rights against Third Parties relating to the Business to the extent related to any Purchased Assets;

1.1.9.      all insurance benefits, including rights and proceeds, arising from or relating to the Business, the Purchased Assets or the Assumed Liabilities;

1.1.10.  the Regulatory Information relating to the Business; provided, however, that, subject to Section 6.10, the Company may retain copies of the Regulatory Information (i) to the extent necessary to demonstrate compliance with Applicable Law or pursuant to internal compliance or document retention procedures in the ordinary course of business consistent in all material respects with past practice or (ii) to the extent related to any Excluded Assets or Excluded Liabilities;

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1.1.11.  subject to Section 6.18 and Section 6.19, with respect to the Purchased Assets, and limited to only the Purchased Assets, all of the Company’s current and historical records, records and files (and other than the items set forth in Section 1.2.3), whether in hard copy format, electronic format or otherwise, including without limitation all Regulatory Information, books of account, ledgers and general, financial and accounting records, supplier lists, production data, quality control records and procedures, research and development files, records and data (including all correspondence with any Governmental Authority related to the development and clinical trials of ONP-001, ONP-002 or the Delivery Device), strategic plans, internal financial statements, material and research and files relating to the Intellectual Property Assets and the Intellectual Property Agreements, including without limitation those related to the ONP-001 Program and ONP-002 Program, the enantiomer of ONP-001 and ONP-002 and the Delivery Device (including, if applicable, supporting Transferred Governmental Authorizations in the United States and Australia), including all development, quality control, quality assurance, regulatory, and pharmacovigilance records (the foregoing records and documents being referred to herein collectively as the “Business Records”); provided, however, that, subject to Section 6.10, the Company may retain copies of the Business Records (x) to the extent necessary to demonstrate compliance with Applicable Law or pursuant to internal compliance or document retention procedures in the ordinary course of business consistent in all material respects with past practice or (y) to the extent related to any Excluded Assets or Excluded Liabilities; and

1.1.12.  all goodwill and the going concern value of the Business.

Section 1.2.         Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the “Excluded Assets”):

1.2.1.      Cash and Cash Equivalents;

1.2.2.      Contracts that are not Assigned Contracts (the “Excluded Contracts”);

1.2.3.      (i) the corporate Business Records of the Company and its Affiliates that are not Business Records, (ii) all personnel records, (iii) any attorney work product, attorney-client communications and other items protected by attorney-client or similar privilege, (iv) Tax Returns, Tax information, and Tax records related to the Company or its Affiliates for any Tax period ending prior to the Closing date (provided that Purchaser shall be provided with copies of such Tax Returns and other Tax Business Records), and (v) any documents (other than any non-disclosure or confidentiality agreements that constitute Material Contracts) that were received from third parties in connection with their proposed acquisition of the Purchased Assets or that were prepared by the Company or any of its Affiliates in connection therewith;

1.2.4.      all Employee Plans of the Company;

1.2.5.      the assets, properties and rights specifically set forth on Schedule 1.2.5; and

1.2.6.      the rights which accrue or will accrue to the Company under the Transaction Documents.

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Section 1.3.         Assumed Liabilities. Subject to the terms and conditions set forth herein, Purchaser shall assume and agree to pay, perform and discharge only the following Liabilities of the Company (collectively, the “Assumed Liabilities”), and no other Liabilities:

1.3.1.      all Liabilities specifically listed on Schedule 1.3 in respect of the Assigned Contracts and Purchased Assets but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by the Company on or prior to the Closing.

1.3.2.      All Liabilities specifically listed on Schedule 1.3.

Section 1.4.         Excluded Liabilities. Notwithstanding the provisions of Section 1.3 or any other provision in this Agreement to the contrary, Purchaser shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of the Company or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (the “Excluded Liabilities”). The Company shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy. Without limiting the generality of the foregoing, the Excluded Liabilities shall include, but not be limited to, the following:

1.4.1.      any Liabilities of the Company arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, Transaction Fees and expenses of counsel, accountants, consultants, advisers and others;

1.4.2.      any Liability for (i) Taxes of the Company (or any equity holder or Affiliate of the Company); (ii) Taxes relating to the Business, the Purchased Assets or the Assumed Liabilities that arise in or are allocable to any Tax period or portion thereof ending on or prior to the Closing Date (including the amount of any Taxes computed for any Interim Period pursuant to Section 6.11); (iii) Taxes that arise out of the consummation of the transactions contemplated hereby or that are the responsibility of the Company pursuant to Section 6.12; or (iv) other Taxes of the Company (or any equity holder or Affiliate of the Company) of any kind or description, including any Liability for Taxes of the Company (or any equity holder or Affiliate of the Company) that becomes a Liability of Purchaser under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Applicable Law;

1.4.3.      any Liabilities relating to or arising out of the Excluded Assets or Excluded Liabilities;

1.4.4.      any Liabilities in respect of any pending or threatened Claim arising out of, relating to or otherwise in respect of the operation of the Business or the Purchased Assets to the extent such Claim relates to such operation on or prior to the Closing Date;

1.4.5.      any product Liability or similar claim for injury to a Person or property which arises out of or is based upon any express or implied representation, warranty, agreement or guaranty made by the Company, or by reason of the improper performance or malfunctioning of a product, improper design or manufacture, failure to adequately package, label or warn of hazards or other related product defects of any products at any time manufactured or sold or any service performed by the Company;

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1.4.6.      any recall, design defect or similar claims of any products manufactured or sold or any service performed by the Company;

1.4.7.      any Liabilities of the Company arising under or in connection with any Employee Plan with respect to any present or former employee of the Company, including without limitation any Excluded Employee Liabilities;

1.4.8.      any Liabilities of the Company for any present or former employees, agents or independent contractors of the Company, including, without limitation, any Liabilities associated with any claims for wages or other benefits, workers’ compensation, severance, retention, termination or other payments;

1.4.9.      any Environmental Claims, or Liabilities under Environmental Laws, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing or otherwise to the extent arising out of any actions or omissions of the Company;

1.4.10.  any Indebtedness of the Company, including, trade and other accounts payable of the Company;

1.4.11.  any Liabilities under the Excluded Contracts or any other Contracts (i) which are not validly and effectively assigned to Purchaser pursuant to this Agreement; (ii) which do not conform to the representations and warranties with respect thereto contained in this Agreement; or (iii) to the extent such Liabilities arise out of or relate to a breach by the Company of such Contracts prior to Closing or arise other than in the ordinary course of business;

1.4.12.  any Liabilities which arise out of or relate to the matters listed on Schedule 4.9;

1.4.13.  any Liabilities of, Claims by, or Claims against (i) Company, (ii) any Subsidiary, or (iii) or any other Person in which the Company or the Additional Parties has an interest.

1.4.14.  any Liabilities arising in connection with (i) the due authorization and approval of the Contemplated Transactions by the Company, (ii) the governance of the Company, (iii) any distributions of Excluded Assets or proceeds from the Contemplated Transactions to the Company Stockholders, or (iv) any other Claims of Company Stockholders;

1.4.15.  any Liabilities associated with debt, loans or credit facilities of the Company and/or the Business owing to financial institutions; and any Liabilities arising out of, in respect of or in connection with the failure by the Company or any of its Affiliates to comply with any Applicable Law or Governmental Order; and

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1.4.16.  any Liabilities not explicitly enumerated in Section 1.3 and detailed by the Company in the Schedules accompanying Section 1.3.

Section 1.5.         Method of Conveyance.

1.5.1.      The sale, assignment, transfer, delivery and conveyance by the Company to Purchaser in accordance with this Article 1 shall be effected by the Company’s delivery of the items specified in Section 3.2 in accordance therewith, at the Closing.

1.5.2.      To the extent that the assignment by the Company to Purchaser pursuant to the terms hereof of any Purchased Asset is not permitted without the consent of another Person or Persons or would otherwise constitute a breach or other contravention under any Contract or Applicable Law to which the Company is a party or by which it is bound, or in any way adversely affects rights of the Company or, upon transfer, Purchaser with respect to such Purchased Asset, this Agreement and the Assignment and Assumption Agreement shall not be deemed to constitute an assignment of any such Purchased Asset if such consent is not obtained, and such asset (a “Contingent Asset”) shall only become a Purchased Asset if and when such consent is obtained. The Company shall use its commercially reasonable efforts to obtain any consents or waivers required to assign to Purchaser any Contingent Asset, without any conditions to such transfer (including the making of any payments) or changes or modifications of terms thereunder. If any such consent is not obtained prior to Closing or if any attempted assignment would be ineffective or would impair Purchaser’s rights under the Purchased Asset in question so that Purchaser would not in effect acquire the benefit of all such rights, the Company, to the maximum extent permitted by Applicable Law, shall act after the Closing as Purchaser’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Applicable Law, with Purchaser in any other reasonable arrangement designed to provide such benefits to Purchaser.  Notwithstanding any provision in this Section 1.5.2 to the contrary, Purchaser shall not be deemed to have waived its rights under Section 7.2  hereof unless and until Purchaser either provides written waivers thereof or elects to proceed to consummate the transactions contemplated by this Agreement at Closing.

Article 2
CONSIDERATION

Section 2.1.         Consideration. As consideration for the sale and transfer of the Purchased Assets and Assumed Liabilities, and the Restrictive Covenants, Purchaser shall pay and deliver, or cause to be paid and delivered on Purchaser’s behalf to the Company:

2.1.1.      On the signing of the agreement, cash payment in the amount of five hundred thousand dollars ($500,000.00 USD) (the “Initial Cash Payment”);

2.1.2.      Another cash payment of five hundred thousand dollars ($500,000.00) at the earlier of (a) the Closing, (b) within three (3) Business Days after the date that the Company shall have obtained the Company Stockholder Approval and (c) immediately upon Purchaser’s wrongful termination of this Agreement in breach of this Agreement (the “Second Cash Payment”); and

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2.1.3.      Within three (3) Business Days following the Closing Date, eight million shares (8,000,000) of Purchaser’s Series F Preferred Stock with the rights and preferences detailed in the Certificate of Designation attached as Schedule 2.1.3. As further set forth in the Certificate of Designation, the Series F Preferred Stock will (a) have no voting rights, except as required by Applicable Law and (b) will be convertible into shares of Common Stock, on a one-for-one basis, at the option of the holder, but only after the Purchaser Shareholders Approval has been obtained (as contemplated by Section 6.17, Purchaser shall use is best efforts to obtain the Purchaser Shareholders Approval prior to the Drop Dead Date); provided that even after the Purchaser Shareholders Approval has been obtained, until Purchaser shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange, the Company shall be prohibited from converting the Series F Preferred Stock into Common Stock if, as a result of such conversion, the holder, together with its Affiliates, would beneficially own a number of shares of Common Stock above a conversion blocker, which will initially be set at 9.99% (the “Conversion Blocker”) of the total Common Stock issued and outstanding immediately prior to the Effective Date; provided, further, that the Company will be permitted to increase the Conversion Blocker to an amount not to exceed 19.99% of the total Common Stock issued and outstanding immediately prior to the Effective Date upon 60 days’ notice to Purchaser. “Purchaser Shareholders Approval” means the approval, in accordance with NYSE American Company Guide Section 712(b), of the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock. As set forth in Section 6.17, Purchaser shall use its best efforts to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its shareholders prior to the Drop Dead Date to consider and vote to approve, among other matters, the conversion of the Series F Preferred Stock issued to the Company. The Company shall use commercially reasonable efforts to provide such information, take such further actions and execute such documents as Purchaser may determine to be necessary to ensure that the Series F Preferred Stock to be issued in connection with this Agreement and the Common Stock into which the Series F Preferred Stock may be convertible into are issued in a transaction exempt from registration under the Securities Act, by reason of Section 4(a)(2) thereof and/or Regulation D promulgated under the Securities Act, including requiring that the Company make the representations to Purchaser set forth in Section 4.32 hereof as of the date(s) of issuance of the Series F Preferred Stock to be issued in connection with this Agreement. Purchaser shall deliver any shares of Series F Preferred Stock and any Common Shares into the Series F Preferred Stock is converted within three (3) Business Days of when due pursuant to Section 2.1.3.

Section 2.2.         Allocation of Purchase Price. The Purchaser and the Company agree that the sale and transfer of the Purchased Assets will be a fully taxable transaction and that the cash and Series F Preferred Stock consideration and the Assumed Liabilities of the Company (plus other relevant items) will be allocated, for all income Tax purposes, among the Purchased Assets in accordance with the requirements of Section 1060 of the Code and the regulations thereunder. Neither the Purchaser nor the Company shall take or permit others to take on its behalf any position, whether in connection with a Tax audit, a Tax Return or otherwise, that is inconsistent with requirements.

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Article 3
CLOSING; CLOSING DELIVERIES

Section 3.1.         Signing. At signing of this Agreement, the Purchaser shall deliver the Initial Cash Payment of five hundred thousand dollars ($500,000.00) to the Company.

Section 3.2.         Second Cash Payment. Upon the earlier of (a) the Closing, (b) within three (3) Business Days after the date that the Company shall have obtained the Company Stockholder Approval and (c) immediately upon Purchaser’s wrongful termination of this Agreement in breach of this Agreement, Purchaser shall deliver the Second Cash Payment of the five hundred thousand dollars ($500,000.00) to the Company.

Section 3.3.         Closing. Subject to the terms and conditions of this Agreement, the closing of the Contemplated Transactions (the “Closing”) will take place at a mutually agreeable location, or by such other means, including but not limited to the delivery of the relevant documents by means of facsimile, email, mail or courier as Purchaser and the Company may mutually agree, at 12:01 AM, New York, New York Time on the first Business Day that is at least three (3) Business Days following the satisfaction of the conditions set forth in Article 7, other than (i) those conditions which are waived in accordance with the terms of this Agreement by the party or parties for whose benefit such conditions exist, and (ii) any such conditions which by their terms are not capable of being satisfied until the Closing (the day on which the Closing takes place being referred to herein as the “Closing Date”).

Section 3.4.         Deliveries by the Company. At or prior to the Closing, the Company shall deliver the following to Purchaser:

3.4.1.      a bill of sale in the form attached hereto as Exhibit B (the “Bill of Sale”), duly executed by the Company, transferring the tangible personal property included in the Purchased Assets to Purchaser;

3.4.2.      an assignment and assumption agreement in the form attached hereto as Exhibit C (the “Assignment and Assumption Agreement”), duly executed by the Company, effecting the assignment to and assumption by Purchaser of the Purchased Assets and the Assumed Liabilities;

3.4.3.      assignments in a form determined by Purchaser in its sole discretion (the “Intellectual Property Assignments”), duly executed by the Company and the Additional Parties, transferring all of the Company’s and the Additional Parties’ right, title and interest in and to the Intellectual Property Assets and the Intellectual Property Agreements to Purchaser;

3.4.4.      a power of attorney in a form determined by Purchaser in its sole discretion and duly executed by the Company;

3.4.5.      the Business Records;

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3.4.6.      as to the Company, a certificate dated as of the Closing Date and signed on its behalf by its secretary to the effect that: (A) (1) the copies of Charter Documents of the Company attached to the certificate are all of the Charter Documents and are true and complete, (2) such Charter Documents have been in full force and effect in the form attached to the certificate since the date of the adoption of the resolutions referred to in clauses (3) and (4) below and no amendment to such Charter Documents has occurred since the date of the last amendment annexed thereto, (3) the resolutions of the board of directors of the Company authorizing the actions taken in connection with the Contemplated Transactions, copies of which are attached to the certificate, (i) were duly adopted at a duly convened meeting thereof, at which a quorum was present and acting throughout, or by unanimous written consent, (ii) remain in full force and effect, and (iii) have not been amended, rescinded or modified, (4) the resolutions of the Company Stockholders authorizing the actions taken in connection with the Contemplated Transactions (i) were duly adopted at a duly convened meeting thereof, at which a quorum was present and acting throughout, or by written consent in accordance with the Charter Documents, (ii) remain in full force and effect, and (iii) have not been amended, rescinded or modified, and (5) a certificate of good standing with respect to the Company certified by the Secretary of State or other appropriate officials of the state of the Company’s incorporation, dated as of a date not more than 10 days prior to the Closing Date; (B) each officer or other individual executing this Agreement and each of the Transaction Documents to which the Company is a party is an incumbent officer or otherwise duly authorized to execute such agreements and documents on behalf of the Company; (C) the Company has fulfilled or Purchaser has waived all conditions set forth in Section 7.2 that are required to be fulfilled by it or them on or prior to the Closing Date; and (D) the Company is in good standing in all relevant jurisdictions;

3.4.7.      all Required Consents (all such Required Consents shall be in form and substance reasonably satisfactory to Purchaser, and none of such Required Consents shall have been revoked);

3.4.8.      evidence in form and substance reasonably acceptable to Purchaser of termination of all Related Party Agreements;

3.4.9.      evidence in form and substance reasonably acceptable to Purchaser of compliance with Section 6.12;

3.4.10.  original copies of all insurance policies covering any Purchased Asset purchased by or for the benefit of the Company;

3.4.11.  evidence, reasonably satisfactory to Purchaser that all Transaction Fees have been paid, in full, to each party entitled to such payment;

3.4.12.  evidence in form and substance reasonably acceptable to Purchaser that due authorization and approval of the Contemplated Transactions has been obtained by the Company;

3.4.13.  An employment agreement between Mr. Redmond and Purchaser in the form attached hereto as Exhibit D (the “Redmond Employment Agreement”), duly executed by Mr. Redmond;

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3.4.14.  An employment agreement between Ms. Farrell and Purchaser in the form attached hereto as Exhibit E (the “Farrell Employment Agreement”), duly executed by Ms. Farrell;

3.4.15.  So long as Dr. VanLandingham accepts the terms of engagement, a consulting agreement between Purchaser and Dr. VanLandingham in form and substance mutually acceptable to the Company and Dr. VanLandingham, duly executed by Dr. VanLandingham (the “VanLandingham Consulting Agreement”);

3.4.16.  So long as Gregory Gironda accepts the terms of engagement, a consulting agreement in form and substance mutually acceptable to the Company and Mr. Gironda, duly executed by Mr. Gironda (the “Gironda Consulting Agreement”);

3.4.17.  So long as Erik Emerson accepts the terms of engagement, an employment agreement in form and substance mutually acceptable to the Company and Mr. Emerson, duly executed by Mr. Emerson (the “Emerson Consulting Agreement”);

3.4.18.  So long as Mark Gandolfo accepts the terms of engagement, an offer of employment letter in form and substance mutually acceptable to the Company and Mr. Gandolfo, duly executed by Mr. Gandolfo (the “Gandolfo Offer Letter”);

3.4.19.  Proof of the Company Stockholders Approval.

Section 3.5.         Deliveries by Purchaser at Closing. At or prior to the Closing, Purchaser shall deliver to the Company:

3.5.1.      the Second Cash Payment of five hundred thousand dollars ($500,000.00) contemplated by 2.1.2 if the payment has not already been made pursuant to 2.1.2;

3.5.2.      Eight million (8,000,000) shares of Series F Preferred Stock (provided that such shares may be delivered within three (3) Business Days after the Closing);

3.5.3.      Proof of the Purchaser Shareholders Approval; provided, however, if the proxy containing approval has been filed, but the shareholder vote has not occurred, the delivery of the Consent of the Shareholders shall be a post-closing covenant of the Purchaser.

3.5.4.      The Assignment and Assumption Agreement duly executed by Purchaser;

3.5.5.      The Redmond Employment Agreement, duly executed by Purchaser;

3.5.6.      The Farrell Employment Agreement, duly executed by Purchaser;

3.5.7.      The VanLandingham Consulting Agreement, provided that Dr. VanLandingham has accepted the terms of engagement, duly executed by Purchaser;

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3.5.8.      The Gironda Consulting Agreement, provided that Mr. Gironda has accepted the terms of employment, duly executed by Purchaser;

3.5.9.      The Emerson Consulting Agreement, provided that Mr. Emerson has accepted the terms of employment, duly executed by Purchaser;

3.5.10.  The Gandolfo Offer Letter, provided that Mr. Gandolfo has accepted the terms of employment, duly executed by Purchaser; and

3.5.11.  as to the Purchaser, a certificate dated as of the Closing Date and signed on its behalf by its secretary to the effect that: (A) (1) the copies of Charter Documents of the Company attached to the certificate all of the Charter Documents and are true and complete, (2) such Charter Documents have been in full force and effect in the form attached to the certificate since the date of the adoption of the resolutions referred to in clauses (3) and (4) below and no amendment to such Charter Documents has occurred since the date of the last amendment annexed thereto, (3) the resolutions of the board of directors of the Company authorizing the actions taken in connection with the Contemplated Transactions (i) were duly adopted at a duly convened meeting thereof, at which a quorum was present and acting throughout, or by unanimous written consent, (ii) remain in full force and effect, and (iii) have not been amended, rescinded or modified, and (4) a certificate of good standing with respect to the Company certified by the Secretary of State or other appropriate officials of the state of the Company’s incorporation, dated as of a date not more than 10 days prior to the Closing Date; (B) each officer or other individual executing this Agreement and each of the Transaction Documents to which the Company is a party is an incumbent officer or otherwise duly authorized to execute such agreements and documents on behalf of the Company; (C) the Company has fulfilled or Purchaser has waived all conditions set forth in Section 7.2 that are required to be fulfilled by it or them on or prior to the Closing Date; and (D) the Company is in good standing in all relevant jurisdictions.

Article 4
REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL PARTIES AND THE COMPANY

Each Additional Party and the Company hereby make each of the following representations and warranties to Purchaser as of the date hereof and as of the Closing Date. The representations and warranties set forth in this Article 4 (as qualified by the disclosure schedules hereto) are separate from and independent of any diligence or other investigations conducted by Purchaser and Purchaser shall be entitled to rely on these representations and warranties (as qualified by the disclosure schedules hereto) without reference to or qualification by any diligence or other investigations.

Section 4.1.         Organization; Good Standing. The Company is a Nevada corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, having full power and authority to own its property and carry on the Business as it has been and is now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the character of the Business requires such qualification, which jurisdictions are set forth on Schedule 4.1. The Company has heretofore furnished to Purchaser a complete and correct copy of its Charter Documents, each as amended to date. The Company’s Charter Documents are in full force and effect and the Company is not in violation, nor has the Company ever violated of any provision of its Charter Documents. The name and role(s) of each of the Company’s officers and directors as of the date hereof and at any time during the six-year period preceding the date hereof is listed on Schedule 4.1 (including whether such person is a current or former officer and/or director, as applicable).

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Section 4.2.         Subsidiaries.

4.2.1.      Except as set forth on Schedule 4.2, the Company does not have any Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as reflected on Schedule 4.2, with full corporate power and authority to conduct its business as it is presently being conducted and to own or lease, as applicable, its assets. Each Subsidiary is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have, individually or in the aggregate, a Material Adverse Effect. Copies of the certificate of incorporation and bylaws (or other similar organizational documents and agreements) of each Subsidiary, and all amendments thereto, heretofore delivered or otherwise made available to Purchaser, are true and correct as of the date hereof. No Subsidiary is in violation of its respective organizational or governing documents in any material respect.

4.2.2.      The Securities of each of the Subsidiaries consist of the shares of common stock and membership interests listed on Schedule 4.2, all of which are owned by the Company or a Subsidiary and are issued and outstanding. All of the outstanding shares of common stock and membership interests of each of the Subsidiaries have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights and Encumbrances.

4.2.3.      None of the Subsidiaries has granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of common stock or membership interests of such Subsidiary or any other commitments or agreements providing for the issuance of additional shares or membership interests, the sale of treasury shares or for the repurchase or redemption of shares of such Subsidiary’s equity interests. There are no (i) agreements of any kind which obligate any of the Subsidiaries to issue, purchase, redeem or otherwise acquire any of its equity interests, (ii) equity appreciation rights, phantom equity or similar plans or rights pursuant to which any Subsidiary of the Company has any obligations, (iii) voting trusts, proxies, or similar agreements to which the Company or any Subsidiary is a party with respect to the equity interests of any Subsidiary or (iv) outstanding bonds, debentures, notes or other indebtedness or other securities of any Subsidiary having the right to vote. The Company has no Liability for accrued and unpaid dividends.

Section 4.3.         Power and Authority.

4.3.1.      The Company has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, and to consummate the Contemplated Transactions. The execution, delivery, carrying out and performance by the Company of this Agreement and the other Transaction Documents, the consummation of the Contemplated Transactions on the terms and conditions set forth herein have been duly and validly authorized by the board of directors of the Company, and the Company has taken all actions necessary to secure all approvals required in connection therewith (which actions and approvals have been obtained and carried out in compliance with all Applicable Laws, the Company’s Charter Documents, each as amended to date, and all Contracts binding on the Company), except for the Company Stockholder Approval. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Purchaser and the Additional Parties, this Agreement constitutes, and the other Transaction Documents will constitute, valid and legally binding obligations of the Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar Applicable Laws affecting the rights of creditors generally and general equity principles (regardless of whether enforceability is considered in a proceeding at or in equity) (the “Bankruptcy and Equity Exceptions”).

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4.3.2.      Each Additional Party has the legal capacity to enter into and perform its obligations under this Agreement, and the other Transaction Documents to which it is a party. The execution, delivery, carrying out and performance by each Additional Party of this Agreement and the other Transaction Documents to which it is a party and each Additional Party has taken all actions necessary to secure all approvals required in connection therewith (which actions and approvals have been obtained and carried out in compliance with all Applicable Laws and all Contracts binding on the applicable Additional Party). This Agreement has been duly and validly executed and delivered by each Additional Party and this Agreement constitutes, and the other Transaction Documents to which each Additional Party is a party will constitute, valid and legally binding obligations of such Additional Party enforceable against it in accordance with their respective terms, except as such enforceability may be limited by the Bankruptcy and Equity Exceptions.

4.3.3.      The affirmative vote of the holders of a majority of the outstanding shares of the Company’s stock entitled to vote thereon are the only votes necessary to be obtained from the holders of any class or series of the capital stock of the Company to approve this Agreement, the Transaction Documents, the Contemplated Transactions and the transactions contemplated by the Transaction Documents, whether at a meeting of stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, shall herein be referred to as “Company Stockholder Approval”).

4.3.4.      The board of directors of the Company, at a meeting duly called and held, has unanimously duly adopted resolutions (i) determining that this Agreement and the Contemplated Transactions are advisable and are fair to and in the best interest of the Company Stockholders, (ii) approving this Agreement and the Contemplated Transactions, which approval satisfies in full the requirements of Applicable Law that the Agreement be approved by the board of directors of the Company, and (iii) resolving to recommend approval and adoption of this Agreement by the Company Stockholders in connection with the Company Stockholder Approval.

Section 4.4.         No Conflict. Except for the consents set forth on Schedule 4.4 (each, a “Required Consent”), the execution, delivery and performance of this Agreement and the Transaction Documents by the Additional Parties and the Company and the consummation of the Contemplated Transactions will not (i) conflict with, result in or constitute a breach or an event that, with notice or lapse of time or both, would be a default, breach or other violation of the Charter Documents of the Company; (ii) violate, or require any consent, approval, filing or notice under, any Applicable Law, or with any Governmental Authority; (iii) require any Court Order, or any registration, declaration or filing with, or notice to, any Governmental Authority or other Person by or with respect to the Company; (iv) violate or conflict with, require any consent, waiver, approval, filing or notice under, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Company under any Contract to which the Company is a party or by which the Company or the Business is bound, or (v) result in the creation of any Encumbrances upon all or any portion of the properties, assets or Business of the Company pursuant to the Charter Documents of the Company, or any Contract to which the Company is a party or by which the Company or the properties of the Company bound.

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Section 4.5.         Restrictions. None of the Company or any Additional Party is party to any Contract (including but not limited to any Customer Contract) or subject to any restriction or any Court Order or Applicable Laws which adversely affects the Company, the Purchased Assets or the Business or affects or restricts the ability of any Additional Party or the Company to consummate the Contemplated Transactions.

Section 4.6.         Title to and Adequacy of Tangible Assets. The Company has good, valid and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all of the tangible properties and assets, real, personal and mixed, used or held for use in its Business (the “Property”), free and clear of any and all Encumbrances other than Permitted Encumbrances or as set forth on Schedule 4.6. The tangible personal property included in such Property (including equipment), taken as a whole, is in good working order and fit for its intended use, reasonable wear and tear excepted. The Property, taken as a whole, is sufficient to conduct the Business as now conducted. No Property used by the Company in connection with the Business is held under any lease or Encumbrance or is located other than in the possession of the Company. All of the Property is in the possession or under control of the Company and consists of all of the assets that are incremental or related to, or used in connection with, the operation of the Business. All of the leases of personal property to which the Company is a party are valid and in effect and afford the Company peaceful and undisturbed possession of the subject matter of such leases.

Section 4.7.         Tax Matters

4.7.1.      All Tax Returns required to have been filed by or with respect to the Company and the Acquired Assets have been duly and timely filed (taking into account applicable extensions of time to file), and each such Tax Return correctly and completely reflects liability for Taxes and all other information required to be reported thereon. All Taxes owed by the Company and with respect to the Acquired Assets (whether or not shown on any Tax Return) have been timely paid. The Company has adequately provided for, in its books of account and related records, liability for all unpaid Taxes of the Company, being current Taxes not yet due and payable. The Company is not and has not been a member of a Relevant Group.

4.7.2.      Except as set forth in Schedule 4.7.2, there are no Encumbrances on the Purchased Assets with respect to Taxes other than Permitted Encumbrances.

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4.7.3.      None of the Acquired Assets constitutes a debt, equity or other interest in any other Person.

4.7.4.      The Company has validly been treated at all times since its inception and is currently treated for income Tax purposes as a C-corporation.

4.7.5.      All Taxes of the Company and any Taxes with respect to the Acquired Assets accrued have been accrued in the ordinary course of business and do not exceed comparable amounts incurred in similar periods in prior years (taking into account any changes in the operating results of the Company).

4.7.6.      The Company (i) has at all times been resident for Tax purposes solely in the United States, (ii) does not have a permanent establishment (within the meaning of any applicable Tax treaty between the United States and a non-United States country) or an office or fixed place of business in a country other than the United States, and (iii) has not otherwise become subject to Tax jurisdiction in a country other than the United States. The Company has ever owned any equity interest in any entity that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

Section 4.8.         Litigation. Except as set forth on Schedule 4.9: (i) there is no Litigation pending or threatened against the Business or the Purchased Assets before any Governmental Authority or arbitrator, (ii) there is no Litigation pending or threatened related in any way to this Agreement, the Business, the Purchased Assets, the Assumed Liabilities or the Contemplated Transactions, (iii) there is no Court Order outstanding against the Company relating to this Agreement, the Business, the Purchased Assets, the Assumed Liabilities or the Contemplated Transactions, or (iv) there is no dispute or disagreement pending or threatened between the Company and any of its customers or suppliers of the Business. All pending or threatened Litigation is fully covered by insurance except to the extent described on Schedule 4.9.

Section 4.9.         Intellectual Property.

4.9.1.      Set forth in Schedule 4.9.1 is a true and complete list of all (i) Registered Intellectual Property of the Company and its Affiliates; (ii) un-registered Intellectual Property of the Company and its Affiliates that is material to the Business, and (iii) all other Intellectual Property Assets that are used or held for use in the conduct of the Business as currently conducted or proposed to be conducted, including, a brief description of each listed Intellectual Property item, including, the owner, including the chain of title as evidenced by reel/frame numbers of recorded assignments, or by non-recorded assignments, from each inventor to owner; the applicable jurisdiction; the registration number; the application number; the patent number or issuance number; and the filing date of the application or registration.

4.9.2.      Schedule 4.9.2 contains a correct, current and complete list of all Intellectual Property Agreements, specifying for each the date, title, and parties thereto, and separately identifying the Intellectual Property Agreements: (i) under which the Company is a licensor or otherwise grants to any Person any right or interest relating to any Intellectual Property Asset; (ii) under which the Company is a licensee or otherwise granted any right or interest relating to the Intellectual Property of any Person; and (iii) which otherwise relate to the Company’s ownership or use of any Intellectual Property in the conduct of the Business as currently conducted or proposed to be conducted, in each case identifying the Intellectual Property covered by such Intellectual Property Agreement. The Company has provided Buyer with true and complete copies (or in the case of any oral agreements, a complete and correct written description) of all such Intellectual Property Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each Intellectual Property Agreement is valid and binding on the Company in accordance with its terms and is in full force and effect. Neither the Company nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Intellectual Property Agreement.

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4.9.3.      The Company owns all Intellectual Property that may be necessary for the operation of the Business and the research, development, manufacture or commercialization of ONP-001, ONP-002 and the Delivery Device. The Company has, and Purchaser will have after Closing, the right to bring actions for the infringement or other violations of all Intellectual Property owned or exclusively licensed by the Company, or purported by the Company to be owned or exclusively licensed by the Company.

4.9.4.      The operation of the Business does not infringe, dilute, or otherwise violate the intellectual property rights of any Third Party. No Claim is pending or, to the Knowledge of the Company, threatened, and the Company has not received written notice to the effect that: (i) the Company infringes upon, misappropriates or conflicts with the rights of any Third Party intellectual property; or (ii) the Company’s interest in any Intellectual Property owned or licensed by the Company or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. To the Knowledge of the Company, no Third Party is infringing upon, misappropriating or using in any unauthorized manner, any of the Company’s Intellectual Property or Proprietary Information. No Third Party has exercised any rights to indemnification granted by the Company against infringement of Intellectual Property rights.

4.9.5.      The Company has complied and is in compliance with all Applicable Laws of all Governmental Entities, or any self-regulating organization, regarding privacy, security and/or data protection (collectively, “Privacy Laws”), in each case in all material respects. The Company has maintained, enforce and have enforced and complied with in all respects written privacy, security and data protection policies (the “Privacy Policies”) with respect to any Proprietary Information providing for, without limitation: (i) clear and conspicuous disclosure of the Company’s privacy, security and data protection practices, including the Company’s collection, storage, use and disclosure of, and provision of access and corrections to any Proprietary Information, and (ii) protection from loss, misappropriation, disclosure or corruption of, and unauthorized access to any Proprietary Information. Neither this Agreement nor the Contemplated Transactions violate or will violate the terms and conditions of any Privacy Policies, any applicable Privacy Laws or the privacy rights of any Person. The current and former consultants and contractors of the Company have executed proprietary information and confidentiality agreements, none of which will be terminated as a result of the Contemplated Transactions and all of which shall be enforceable by or on behalf of the Company after the Closing.

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4.9.6.      To the Knowledge of the Company, no Proprietary Information has been subject to any breach, misappropriation, unauthorized disclosure, or unauthorized access or use by any Person. There are no Claims pending or threatened, or complaints filed, against the Company, and the Company is not subject to any settlement agreements, directives or orders, at law or in equity before or by a Governmental Authority or self-regulating organization, regarding the Company’s Privacy Policies and/or Proprietary Information.

4.9.7.      Set forth in Schedule 4.9.7 is a true and correct list of all Contracts (including licenses and sublicenses) pertaining to any Company Intellectual Property. None of the Company or any other party is in breach of or Default under any such license or other Contract, and each such license and other Contract is valid and in full force and effect.

4.9.8.      The Company is the sole and exclusive legal and beneficial, and with respect to the Intellectual Property Registrations, record, owner of all right, title and interest in and to the Intellectual Property Assets, and has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Business as currently conducted or as proposed to be conducted, in each case, free and clear of Encumbrances. The Intellectual Property Assets are all of the Intellectual Property necessary to operate the Business as presently conducted or proposed to be conducted. The Company has entered into binding, valid and enforceable written Contracts with each current and former employee and independent contractor who is or was involved in or has contributed to the invention, creation, or development of any Intellectual Property during the course of employment or engagement with the Company whereby such employee or independent contractor (i) acknowledges the Company’s exclusive ownership of all Intellectual Property Assets invented, created or developed by such employee or independent contractor within the scope of his or her employment or engagement with the Company; (ii) grants to the Company a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property, to the extent such Intellectual Property does not constitute a “work made for hire” under Applicable Law; and (iii) irrevocably waives any right or interest, including any moral rights, regarding such Intellectual Property, to the extent permitted by applicable Law. The Company has provided Buyer with true and complete copies of all such Contracts. All assignments and other instruments necessary to establish, record, and perfect the Company’s ownership interest in the Intellectual Property Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.

4.9.9.      Neither the execution, delivery, or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of or payment of any additional amounts with respect to, or require the consent of any other Person in respect of, the Purchaser’s right to own or use any Intellectual Property Assets in the conduct of the Business as currently conducted and as proposed to be conducted. Immediately following the Closing, all Intellectual Property Assets will be owned or available for use by Purchaser on identical terms as they were owned or available for use by the Company immediately prior to the Closing.

4.9.10.  All of the Intellectual Property Assets are valid and enforceable, and all Intellectual Property Registrations are subsisting and in full force and effect. The Company has taken all reasonable and necessary steps to maintain and enforce the Intellectual Property Assets and to preserve the confidentiality of all Trade Secrets included in the Intellectual Property Assets, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. All required filings and fees related to the Intellectual Property Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. the Company has provided Buyer with true and complete copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to the Intellectual Property Registrations.

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4.9.11.  None of the Registered Intellectual Property is subject to the payment of any registration, maintenance or renewal fees or Taxes or actions and/or responses falling due within 90 calendar days following the Closing Date, and none of the Registered Intellectual Property has expired, been cancelled or abandoned.

4.9.12.  The Company has never agreed to indemnify any Person for or against any interference, proceeding with the Patent Trial and Appeal Board (PTAB) of the U.S. Patent and Trademark Office, opposition, infringement, misappropriation, or other conflict with respect to Intellectual Property.

4.9.13.  The Company has taken commercially reasonable steps to provide for the archival, back-up, recovery and restoration of their critical business data.

4.9.14.  Schedule 4.9.14 describes all instances in which the Company (i) has received government funding; and (ii) has contracted for the use of facilities of a university, college, other educational institution or research center in the development of any Intellectual Property of the Company where, as a result of such funding or the use of such facilities, the government or any university, college, other educational institution or research center has any rights in such Intellectual Property of the Company.

Section 4.10.     Contracts.

4.10.1.  Set forth in Schedule 4.10.1 is a true and complete list (organized by subclause) of all Contracts to which the Company is a party, or by which any of its property or assets are bound (each, a “Material Contract”).

4.10.2.  The Company has provided to Purchaser true and correct copies of all Material Contracts (or descriptions thereof, in the case of oral Contracts). Each Material Contract (or description) sets forth the entire agreement and understanding between the parties thereto. The Company is not (with or without the lapse of time or the giving of notice or both) in Default under any Material Contract and, to the Knowledge of the Company, no other party to any such Material Contract is (with or without the lapse of time or the giving of notice or both) in Default thereunder. No party to any Material Contract has threatened, or provided notice to the Company of its intent to terminate or withdraw its participation in any such Material Contract. To the Company’s Knowledge there is no event or condition which has occurred or exists which would cause the acceleration of any obligations or loss of any rights of any party to any Material Contract or give rise to any right of termination or cancellation thereof. All of the Material Contracts are in full force and effect and are valid and binding obligations of the Company (to the extent binding obligations of the other parties thereto) enforceable in accordance with their respective terms, except as such enforceability may be limited by the Bankruptcy and Equity Exceptions.

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The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions will not result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any Material Contract. None of such Material Contracts contain any provisions that would cause the Company to be liable to any other party thereto for any amount (or any increased price for goods or services being provided by the other party thereto) as a result of the consummation of the Contemplated Transactions.

Section 4.11.     Regulatory Matters.

4.11.1.  As of the date of this Agreement there are no NDAs or INDs of the Company, including but not limited to any NDAs or INDs relating to ONP-001, ONP-002 or the Delivery Device.

4.11.2.  With respect to the Business, neither the Company nor, to the Knowledge of the Company, any officer, employee or agent of the Company, has made an untrue statement of a material fact or a fraudulent statement to the FDA or other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA or other Governmental Authority or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities policy set forth in the FDA’s Compliance Policy Guide Sec. 120.100 (CPG 7150.09).

4.11.3.  Neither the Company, its Affiliates nor any officer, director, employee or, to the Knowledge of the Company, any agent has, under any Health Law, been debarred, excluded, suspended or otherwise determined to be ineligible to participate in any health care programs of any Governmental Authority, or convicted of any crime, or, to the Knowledge of the Company, engaged in any conduct that has resulted, or would reasonably be expected to result, in any such debarment, exclusion, suspension, ineligibility or conviction in a manner that would reasonably be expected to adversely affect the Business.

4.11.4.  With the respect to the Business, the Company has not received from the FDA or any other Governmental Authority any notification, inspection reports, notices of adverse findings, warning or untitled letters, Form 483, or other correspondence alleging or asserting a failure to comply with Applicable Laws, including any Health Laws.

4.11.5.  All clinical trials, pre-clinical trials, studies, tests and research for the products of the Company that have been or are being conducted by or on behalf of the Company or its Affiliates were conducted, and are being conducted, in all material respects in accordance with all Applicable Laws, including Health Laws. To the Knowledge of the Company, there is no Claim pending or threatened by any Governmental Authority to suspend, investigate or terminate any ongoing clinical trials or studies for any product of the Company.

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4.11.6.  All Regulatory Information or other documentation, correspondence, reports, data, analysis, certifications or other information relating to or regarding the Purchased Assets filed by or on behalf of the Company or its Affiliates, or delivered by or on behalf of the Company or its Affiliates to, any Governmental Authority were true and accurate when so filed or delivered (or, if amended, as of the date for which such amendment speaks) and remain, to the extent required by any Applicable Laws, including any Health Laws, true and accurate.

Section 4.12.     Environmental Matters. Except as disclosed on Schedule 4.12 hereto (by corresponding subsection):

4.12.1.  No releases of Hazardous Materials in violation of any Environmental Law or that would reasonably be expected to result in Damages against the Company or the Business have occurred at or from any property during the period it was owned, leased or otherwise used by the Company or, to Company’s Knowledge, at any other time;

4.12.2.  There are no past, pending, or, to Company’s Knowledge, threatened Environmental Claims against the Company;

4.12.3.  There are no underground storage tanks owned by the Company, or located at any facility owned or operated by the Company;

4.12.4.  The Company has obtained all Environmental Permits required to operate the Business as it is currently operated and all such Environmental Permits are in full force and effect. There are no facts, circumstances, or conditions that could reasonably be expected to restrict, under any Environmental Law or Environmental Permit in effect prior to or at the Closing Date, the ownership, occupancy, use or transferability of any Environmental Permit or any property now owned, operated, leased or otherwise used by the Company, or to give rise to any legal liability of the Company under any Environmental Law pertaining to any property now or, to Company’s Knowledge, at any other time owned, operated, leased or otherwise used by the Company;

4.12.5.  The Company has not received (i) any request under any Environmental Law or from any Governmental Authority for information relating to any of the property now or at any time owned, operated, leased or otherwise used by the Company, or (ii) a notice of Claim, demand or notification that the Company is or that the Company may be a “potentially responsible party” with respect to any investigation or remediation of any threatened or actual release of any Hazardous Materials;

4.12.6.  There are no unsatisfied financial assurance or closure requirements under any Environmental Law pertaining to any property on account of the Company’s use or ownership of such property;

4.12.7.  Any contaminant levels resulting from any releases of Hazardous Materials at or from the properties now or, to Company’s Knowledge, at any other time owned, operated, leased or otherwise used by the Company meet applicable remediation standards under any applicable Environmental Law;

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4.12.8.  None of the properties owned, operated, leased or otherwise used by the Company are now or have in the past been listed on the National Priorities List of sites under CERCLA, the CERCLA Information System, or any comparable state or local environmental database;

4.12.9.  There is no asbestos-containing material, lead-based paint or equipment containing polychlorinated biphenyls located at any of the facilities or properties now used by the Company;

4.12.10.                      The Company has not provided information to any Governmental Authority of any actual, threatened or suspected releases of Hazardous Materials or any violation of an Environmental Permit or any other requirement of any Environmental Law;

4.12.11.                      There is no liability with respect to the cleanup or investigation at any facility or property, including but not limited to any off-site location, resulting from the storage, disposal or treatment (with a transporter or otherwise) of Hazardous Materials by the Company, or to Company’s Knowledge, by any other party;

4.12.12.                      The Company is now and at all time since its incorporation has been in compliance with all applicable Environmental Laws and Environmental Permits; and

4.12.13.                      The Company has not, by agreement or by operation of law, assumed or is otherwise responsible or liable for, liabilities of any Third Party pursuant to Environmental Laws.

Section 4.13.     Research and Development Inventory. Attached as Schedule 4.13 is a true and correct copy of the Company’s report of Inventory, dated as of the date of this Agreement, which was prepared by the Company in a manner consistent with the past custom and practice of the Company with respect to the preparation of its reports of Inventory. The Inventory is of good and merchantable quality, is usable for research and development activities with respect to the Business and is not for resale, is in the physical possession of the Company or in transit to or from a supplier of the Company, and no Inventory has been pledged as collateral or otherwise subject to any Encumbrance or held on consignment from others. The Inventory is fully paid for.

Section 4.14.     Labor and Employment Matters.

4.14.1.  Schedule 4.14.1 lists each employee of the Business (collectively, the “Business Employees”), his/her date of hire by the Company, his/her (i) base salary and (ii) bonus arrangements, if any, each for fiscal year 2023 and as of the date hereof, and the date on which the most recent salary increase went into effect for each of the Business Employees and the amount of each such increase. There are no agreements, contracts or collective bargaining agreements, work rules or practices covering or applicable to any of the Business Employees, except as set forth on Schedule 4.14.1. Except as set forth on Schedule 4.14.1, none of the Business Employees or Independent Contractors of the Company is represented by any labor union or organization. No union claims to represent any Business Employee or Independent Contractor nor has any union made such a claim to the Company within the last 5 years, and there is no question concerning union representation as to such Business Employees or Independent Contractors. There have been no labor union organization activities or other concerted activities among the Business Employees or Independent Contractors within the last five years. No labor strike, dispute, slowdown, work stoppage or lockout involving any Business Employee or Independent Contractor (in so far as such activities impact each Independent Contractor’s ability to perform services for the Company) of, or affecting, the Company or the Business, is pending, or to Company’s Knowledge, threatened, nor has there been any such activity in the last 5 years. The Company is not engaged in any unfair labor practice with regard to any of the Business Employees, Independent Contractors or any other Person providing services to the Company. The Company has no obligation to continue the employment or engagement of any of the Business Employees or Independent Contractors. The Company has not agreed to increase the compensation level of any of the Business Employees nor is there any obligation or understanding respecting such an increase. The Company has no workers’ compensation penalties or assessments pending. To Company’s Knowledge, no Governmental Authority responsible for the enforcement of labor or employment laws or wage and hour laws intends to conduct an investigation with respect to or relating to the Company and no such investigation is in progress or threatened. The Company has properly classified its employees in accordance with Applicable Laws governing wages and working hours. The employment of any Business Employee by the Company will not constitute a breach of, or otherwise contravene, the terms of any employment agreement or other agreement or policy to which such Business Employee is a party or otherwise bound. Except as expressly set forth in Schedule 4.14.1, the Company does not have any oral or written severance policy or other severance obligation involving any Business Employee or former employee of the Company. Schedule 4.14.1 contains a list of each Business Employee or former employee of the Company for which the Company is currently providing health or welfare benefits pursuant to COBRA.

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4.14.2.  Schedule 4.14.2 contains a list of the names of each current independent contractor retained by the Company who performs services for the Business (“Independent Contractors”) and the current rate of compensation paid to each such Independent Contractor. Schedule 4.14.2 specifies the site at which each such Independent Contractor performs services for the Company. The Independent Contractors, and all other independent contractors who have previously rendered services to the Company, have in the past and continue to be legally, properly and appropriately treated as non-employees for all federal, state, local and foreign tax purposes, as well as all ERISA and employee benefit purposes. There has been no determination by any Governmental Authority, or by any tribunal or commission that any Independent Contractor constitutes an employee of the Company. There has been no investigation or Claim made by or threatened by any Person or Governmental Authority that any Independent Contractor constitutes an employee of the Company. Any compensation or other monetary amounts due and owing to any independent contractors engaged by the Company which remain unpaid as of the Closing Date have been incurred in the ordinary course of business consistent with the Company’s past practices.

4.14.3.  The Company has not effectuated (i) a “plant closing” as defined in the WARN Act, affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company; nor has the Company been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local or foreign Applicable Laws or regulation similar to the WARN Act. To Company’s Knowledge, the employees employed by the Company have not suffered an “employment loss” (as defined in the WARN Act) in the previous ninety (90) calendar days. The Company has complied in all material respects with its obligations under the WARN Act, or any similar local, state or foreign Applicable Laws and shall be solely liable and responsible for any debt, obligation contribution or other Liability arising from any failure by the Company to comply fully with the WARN Act or any similar local, state or foreign Applicable Laws.

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4.14.4.  Schedule 4.14.4 sets forth a true and complete list of each Employee Plan.

4.14.5.  With respect to each Employee Plan, the Company has made available to Purchaser true and complete copies of (i) each Employee Plan (or, if not written, a written summary of its material terms), including without limitation all plan documents, trust agreements, insurance contracts or other funding vehicles and all amendments thereto, (ii) all summary plan descriptions, including any summary of material modifications (iii) the most recent annual report (Form 5500 series) filed with the Internal Revenue Service, (iv) the most recent actuarial report or other financial statement relating to such Employee Plan, (v) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service, (vi) the most recent nondiscrimination tests performed under the Code, and (vii) all filings made with any Governmental Authority, including but not limited to any filings under the Employee Plans Compliance Resolution System or the Department of Labor Delinquent Filer Program.

4.14.6.  Each Employee Plan complies in all material respects in form and operation, and has been administered in all material respects in accordance with, its terms and all applicable laws, including ERISA and the Code.

4.14.7.  Each Employee Plan which is intended to qualify under Section 401(a), Section 401(k), Section 401(m) or Section 4975(e)(7) of the Code has either (i) received a favorable determination letter from the Internal Revenue Service as to its qualified status, or (ii) may rely upon a favorable prototype opinion letter from the Internal Revenue Service, and each such Employee Plan is so exempt.

4.14.8.  To the Company’s Knowledge, there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Employee Plan that could result in liability to the Company or any ERISA Affiliate. No suit, administrative proceeding, action or other litigation has been brought, or to the Company’s Knowledge is threatened, against or with respect to any such Employee Plan, including any audit or inquiry by the Internal Revenue Service or United States Department of Labor. Neither the Company nor any ERISA Affiliate has any Liability under Section 502 of ERISA.

4.14.9.  No Employee Plan is now or at any time has been subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA. Neither the Company nor any ERISA Affiliate has ever contributed to, or been required to contribute to any “multiemployer plan” (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”) and neither the Company nor any ERISA Affiliate has any liability (contingent or otherwise) relating to the withdrawal or partial withdrawal from a Multiemployer Plan.

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4.14.10.                      Except as set forth in Schedule 4.14.10, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will result in any payment, acceleration or creation of any rights of any person to benefits under any Employee Plan.

4.14.11.                      No amount that could be received (whether in cash, property, the vesting of property or otherwise) as a result of or in connection with the consummation of the Contemplated Transactions (either alone or in combination with any other event or occurrence) or by any of the Transaction Documents, by any employee, officer, director or other service provider of the Company who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) could be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

4.14.12.                      Except as required by Applicable Law, no Employee Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. No Employee Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. Each Employee Plan that constitutes a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Benefit Plan is subject to tax under Section 409A of the Code. The Company does not have any obligation to indemnify, hold harmless or gross-up any individual with respect to any penalty tax or interest that may be imposed under Section 409A, Section 280G or Section 4999 of the Code.

4.14.13.                      The Company and each ERISA Affiliate has, for purposes of each Employee Plan and for all other purposes, correctly classified all individuals performing services for the Company as common law employees, leased employees, independent contractors or agents, as applicable.

Section 4.15.     Governmental Authorizations; Compliance with Laws; Permits. The Company is not, and has never been, in violation of or Default under, nor has the Company received any notice of any violation of or Default under: (i) any Permits that are necessary to entitle the Company to own, lease, operate or otherwise use the properties owned, leased, operated or otherwise used by the Company or to conduct the Business as now conducted; (ii) any Court Order of any court or administrative agency applicable to it or the Business; or (iii) any Applicable Laws, including all Health Laws. The Company and the operation of the Business are in compliance with all Applicable Laws, including all Health Laws.

Section 4.16.     Permits. Schedule 4.16 sets forth a complete list of all Permits used in the operation of the Business. The Company owns, possesses or lawfully uses in the operation of the Business all Permits which are necessary to conduct the Business as now or previously conducted, free and clear of all Encumbrances. The Company is not in Default, nor has it received any notice of, nor is the Company aware of, any claim of Default, with respect to any such Permit. Except as otherwise governed by Applicable Laws, all such Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees and will not be adversely affected by the completion of the Contemplated Transactions. Except as set forth on Schedule 4.16, no present or former stockholder, director, officer or employee of the Company or any of its Affiliates, or any other Person owns or has any proprietary, financial or other interest (direct or indirect) in any Permit used in the operation of the Business which the Company owns, possesses or uses.

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Section 4.17.     Insurance Policies. Schedule 4.17 lists all policies of fire, liability, workmen’s compensation, life, property and casualty and other insurance owned, maintained or held by the Company, copies of which have been made available to Purchaser. All such policies are in full force and effect and the Company has not committed any Default thereunder. No written notice of cancellation or non-renewal has been received by the Company with respect to any of such policies.

Section 4.18.     Vendors. Schedule 4.18 includes a correct and current list, in all material respects, of the names of the five (5) largest vendors with which the Company has purchased goods or services relating to the operation of the Business during the 12 month period prior to the date of this Agreement. None of such vendors (i) has terminated or indicated to the Company an intention or plan to terminate, any Contract with the Company, (ii) has decreased materially or threatened to decrease or limit materially its services or supplies to the Company, or to Company’s Knowledge, intends to modify materially its relationship with the Company, or (iii) has given the Company any notice that it will not sell raw materials, supplies, merchandise or other goods to the Company at any time after the Closing Date by reason of the consummation of the Contemplated Transactions or for any other reason. To Company’s Knowledge, all such vendors have operated in material compliance with all Applicable Laws in providing goods and/or services to the Company and/or the Business.

Section 4.19.     No Real Property. The Company has never and does not own, lease or have any interest in or to any Real Property.

Section 4.20.     No Other Agreement. Other than for sales of assets in the ordinary course of the Business, none of the Additional Parties, or the Company (or any other person on their behalf) has entered into any Contract with respect to the sale or other disposition of any of the Purchased Assets or Assumed Liabilities or all or a significant portion of assets that are incremental or related to the Company.

Section 4.21.     No Brokers. Except as set forth on Schedule 4.21, the Company is not obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party.

Section 4.22.     Product and Service Warranties. Set forth on Schedule 4.22 are the standard forms of product and service warranties and guarantees utilized by the Company in connection with the Business together with all other material product and service warranties and guarantees used by the Company in connection with the Business. No Claims for breach of product or service warranties or guarantees to customers of the Business have been received by the Company which have not, or will not be, fully satisfied prior to the Closing (by the replacement of the allegedly defective or damaged products (if applicable)) by the Company.

Section 4.23.     Product or Service Liability. Except as set forth on Schedule 4.23, there is no action, suit, proceeding, inquiry or investigation by or before any court or Governmental Authority pending or threatened against or involving the Company or the Business relating to any services performed by the Company and alleged to have been defective or improperly rendered, or any products delivered or sold by the Company which are alleged to be defective or not in compliance with contractual requirements.

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Section 4.24.     Transactions with Affiliates. Except as disclosed on Schedule 4.24 or the Interim Balance Sheet, no Affiliate of the Company has: (i) borrowed money from or loaned money to the Company, which remains outstanding or (ii) any contractual arrangements with the Company involving future payments that are both (A) made in the ordinary course of business of the Company consistent with the Company’s past practices relating to its day-to-day operations, and (B) have been conducted at arm’s-length.

Section 4.25.     Import/Export Activities.

4.25.1.  All of the Company’s imports have been made in accordance with Applicable Laws, including U.S. import control laws. The Company has paid all customs duties owing with respect to any and all imported goods or items imported by the Company. All customs entry information provided by the Company to any Governmental Authority in connection with the import thereof has been true and correct in all material respects, and no issue has been raised with the Company by any Governmental Authority that is currently pending in connection with any customs entry, including but not limited to U.S. Customs and Border Protection and the Transportation Security Administration. There is no unresolved issue or unpaid deficiency, fine or penalty relating to any audit, examination or investigation of the Company’s customs entries. The Company has exercised reasonable care in conducting all of its customs related activities.

4.25.2.  All of the Company’s exports have been made in accordance with Applicable Laws, including U.S. export control laws. The Company has complied with all export reporting and licensing requirements with respect to any and all exported goods or items exported by the Company. All export control reporting and licensing information provided by the Company to any Governmental Authority in connection with any and all exports has been true and correct in all material respects, and no issue has been raised with the Company by any Governmental Authority that is currently pending in connection with any export, including but not limited to the U.S. Department of Homeland Security, the Directorate of Defense Trade Controls of the U.S. Department of State, the Bureau of Industry and Security of the U.S. Department of Commerce, and the Office of Foreign Assets Control of the U.S. Department of the Treasury. There is no unresolved issue or unpaid deficiency, fine or penalty relating to any audit, examination or investigation of the Company’s exports. The Company has exercised reasonable care in conducting all of its export related activities.

4.25.3.  All import and export transactions and activities conducted on behalf of any other company, customer, client, or party have been made in accordance with all Applicable Laws, including specifically all U.S. import and export control laws.

Section 4.26.     Operation of Business. Except as set forth on Schedule 4.26, (i) the Business has been conducted by the Company only through the Company and not through any other division or direct or indirect subsidiary or Affiliate of the Company, and (ii) no part of the Business is operated by the Company through any entity other than the Company.

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Section 4.27.     Absence of Undisclosed Liabilities.

4.27.1.  The Company does not have any Liabilities of any kind that would be required to be disclosed on a balance sheet of the Company or in the notes thereto in accordance with GAAP that were not so disclosed in the Financial Statements, except for Liabilities (i) arising after the date hereof under Contracts to which the Company is a party, provided such Contracts were entered into in the ordinary course of business of the Company consistent with the Company’s past practices, (ii) incurred in the ordinary course of business of the Company since the Interim Balance Sheet Date, (iii) disclosed in the Schedules or (iv) incurred directly as a result of or arising out of the transactions contemplated by this Agreement.

4.27.2.  The Company is not a party to, nor or has any commitment to become a party to, (i) any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, where the result, purpose or effect of such Contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Financial Statements) or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act).

Section 4.28.     Absence of Certain Changes. Except as contemplated by this Agreement or as set forth on Schedule 4.28, since the Interim Balance Sheet Date, the Company has conducted the Business in the ordinary course and there has not been:

4.28.1.  any amendment to the Charter Documents of the Company affecting the Business, the Purchased Assets or the Contemplated Transactions;

4.28.2.  any change that has had or might be reasonably expected to have a Material Adverse Effect;

4.28.3.  increase in the compensation, rate of pay, commission, severance entitlement or bonus eligibility of, or benefits made available under any Employee Plan to, any Business Employees or Independent Contractors;

4.28.4.  any adoption, amendment, termination or modification of any Employee Plan;

4.28.5.  any sale, assignment or transfer of the Purchased Assets (or assets that would constitute Purchased Assets but for such sale, assignment or transfer), or any additions to or transactions involving any assets that are incremental or related to, or used or usable in connection with, the operation of the Business, other than those made in the ordinary course of the Business;

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4.28.6.  other than in the ordinary course of the Business, any waiver or release of any claim or right or cancellation of any debt held;

4.28.7.  any modification of the material terms of any Material Contract or any Contract between the Company and any of the Key Accounts;

4.28.8.  any dividends or distributions, including distributions in kind, to any Company Stockholder;

4.28.9.  any payment or payments involving a transaction or series of related transactions to any Affiliate of the Company other than any such payment or payments that are both (i) made in the ordinary course of business of the Company consistent with the Company’s past practices relating to its day-to-day operations at arm’s-length, and (ii) less than $5,000, in the aggregate;

4.28.10.                      any capital expenditure or series of related capital expenditures in excess of $5,000;

4.28.11.                      any incurrence of any debts for money borrowed other than incurrence of debts by the Company pursuant to the Company’s then existing lines of credit in the ordinary course of business of the Company;

4.28.12.                      any making or revocation of or other change to any material election with respect to Taxes, any change in any method of Tax accounting or Tax accounting period, any amendment to any Tax Return, any entrance into a closing or other agreement or arrangement with any Governmental Authority with respect to Taxes, any surrender of any right to claim a refund for Taxes, or any consent to an extension or waiver of the statute of limitations applicable to any Tax claim or assessment;

4.28.13.                      any agreement to acquire, any business or Person, whether by merger or consolidation, purchase of assets or Securities or any other manner;

4.28.14.                      any agreement to indemnify any Person;

4.28.15.                      any agreement to guarantee the obligations of any Person; or

4.28.16.                      any action taken or omitted to have been taken that would result in the occurrence of any of the foregoing.

Section 4.29.     Fraudulent Conveyance.

4.29.1.  None of the Additional Parties or the Company has, either voluntarily or involuntarily, (i) admitted in writing that it is or may become unable to pay its debts generally as they become due, (ii) filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of an insolvency act, (iii) made an assignment for the benefit of its creditors, (iv) consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, (v) had a petition in bankruptcy filed against it, (vi) been adjudicated a bankrupt or filed a petition or answer seeking reorganization or arrangement under any Applicable Laws, including without limitation federal bankruptcy laws, or (vii) incurred, or believed or reasonably should have believed it would incur, debts that are or will be beyond its ability to pay as such debts mature.

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4.29.2.  Independent Third Party Valuation. The Company is receiving reasonably equivalent and fair value in exchange for the Purchased Assets. No transfer of property is being made and no obligation is being incurred voluntarily or involuntarily in connection with the Contemplated Transactions in order to effect the Contemplated Transactions with the actual intent to hinder, delay or defraud either present or future creditors of the Company. Consummation of the Contemplated Transactions will not constitute a fraudulent transfer or fraudulent conveyance under any Applicable Laws or under any similar Applicable Laws relating to creditors’ rights generally.

Section 4.30.     Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Additional Party relating to the Company or the Business.

Section 4.31.     Representations Regarding Consideration. The Company:

4.31.1.  understands that the Series F Common Stock being issued to it pursuant to this Agreement and any Common Stock into which it may be convertible are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws);

4.31.2.  has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Series F Preferred Stock being issued to it pursuant to this Agreement, and any Common Stock into which it may be convertible, and to form an investment decision with respect thereto, and it and its advisers, if any, have also made such investigation, review, examination and inquiry concerning Purchaser and its business and affairs as they have deemed appropriate;

4.31.3.  is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act;

4.31.4.  recognizes that an investment in Purchaser is speculative and involves certain risks (including those contained in the Purchaser SEC Documents) and the Company has taken full cognizance of and understands and can evaluate all of the risks of the investment in the Series F Common Stock being issued to it pursuant to this Agreement and any Common Stock into which it may be convertible;

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4.31.5.  has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of the Company’s investment in Purchaser;

4.31.6.  acknowledges that it has had the opportunity to review this Agreement and the Transaction Documents (including all exhibits and schedules thereto) and the Purchaser SEC Documents, and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Purchaser concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about Purchaser and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that Purchaser possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment;

4.31.7.  acknowledges that neither Purchaser nor any of its Affiliates has made or makes any representation as to Purchaser or the quality of its Securities that is not contained in this Agreement and that Purchaser and its Affiliates may have non-public information with respect to Purchaser which the Company agrees need not be provided to it;

4.31.8.  understands that the shares of Series F Preferred Stock in the Consideration are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Purchaser is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Company to acquire the shares of Series F Preferred Stock being issued to it pursuant to this Agreement;

4.31.9.  understands that, neither Purchaser nor any other Person has any obligation or intention to effect the registration of the shares of Series F Preferred Stock being issued to it pursuant to this Agreement, or any Common Stock into which it may be convertible, for sale, transfer or disposition by such party under the Securities Act, or applicable state securities laws and any other applicable Law, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144) which would make available any exemption from the registration requirements of the Securities Act or applicable state securities laws and any other Applicable Law;

4.31.10.                      other than consummating the transactions contemplated hereunder, has not, nor has any Person acting on behalf of or pursuant to any understanding with the Company, directly or indirectly executed any purchases or sales, including short sales, of the Securities of Purchaser during the period commencing as of the time since the date of the Company first received the LOI from Purchaser setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof and, other than to other Persons party to this Agreement or to Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Company has maintained the confidentiality of all disclosures made to it in connection with Contemplated Transaction (including the existence and terms of this transaction);

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4.31.11.                      is not purchasing the Series F Preferred Stock or any shares of the Common Stock into which it is convertible as a result of any advertisement, article, notice or other communication regarding such Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and

4.31.12.                      acknowledges that the holder(s) of the Series F Preferred Stock will not be able to convert all of Series F Preferred Stock until Purchaser’s shareholders first authorize the increase in Purchaser’s authorized Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock since the Company currently has an insufficient number of authorized but unissued shares to accommodate such conversion and that there can be no assurances that either the foregoing increase in authorized shares of Common Stock of the foregoing shareholder approval of the conversion of the Series F Preferred Stock into Common Stock will be approved by the Purchaser’s Shareholders.

Section 4.32.     SEC Reports.

4.32.1.  Company SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “Company SEC Reports”) on a timely basis or has received a valid extension (or waiver from the SEC) of such time of filing and has filed any such Company SEC Reports prior to the expiration of any such extension. As of their respective dates, the Company SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.32.2.  Financial Statements. The consolidated financial statements of the Company, including the notes thereto, included in the Company’s most recent Form 10-K and Form 10-Q filed with the SEC comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.32.3.  Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the most recent Form 0-Q filed with the, except as set forth in the Company SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting in any material respect, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

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Section 4.33.     Statements and Other Documents Not Misleading. Neither this Agreement, including all schedules and exhibits, nor any other document, Financial Statement, or other instrument heretofore or hereafter furnished by any Additional Party or the Company to Purchaser in connection with the Contemplated Transactions contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document or other instrument not misleading. There is no fact, to Company’s Knowledge, which is reasonably likely to have a Material Adverse Effect on the Company, the Business or the Contemplated Transactions that has not been disclosed to Purchaser on or prior to the date hereof in connection with the Contemplated Transactions.

Section 4.34.     Anti-Terrorism Laws.

4.34.1.  None of the Additional Parties, the Company or, to Company’s Knowledge, any of their Affiliates, is in violation of any Applicable Laws relating to terrorism or money laundering (the “Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, signed into law October 26, 2001 (the “USA Patriot Act”).

4.34.2.  None of the Company, the Additional Parties or, to Company’s Knowledge, any of their Affiliates, is any of the following:

(a)           a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(b)          a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(c)           a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(d)          a Person that is named as a “specially designated national and blocked person” on the most current list published by the USA Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.

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4.34.3.  None of the Additional Parties, the Company or, to Company’s Knowledge, any of their Affiliates, (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 4.34.2(b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

Section 4.35.     Anti-Bribery.

4.35.1.  None of the Additional Parties, the Company, or any of their Affiliates, have:

(a)           violated any Anti-Corruption Laws;

(b)          directly or indirectly made any offer, payment, promise to pay, or authorized payment, or offered a gift, promised to give, or authorized the giving of anything of value to any Government Official or any other person while knowing or having reason to know that all or a portion of such money, gift or thing of value will be offered, paid or given, directly or indirectly, to any Government Official, for the purpose of (i) improperly influencing an act or decision of the Government Official in his or her official capacity, (ii) inducing the Government Official to do or omit to do any act in violation of the lawful duty of such official, (iii) securing an improper advantage, or (iv) improperly inducing the Government Official to use his or her influence to affect or influence any act or decision of a government or instrumentality, in order to assist the Company, its Affiliates or the Business.

4.35.2.  None of the employees, directors, officers, agents or principals of the Company or the Business is a Government Official.

4.35.3.  For purposes of this Section 4.35:

(a)          “Anti-Corruption Laws” means, both collectively and separately, any anti-corruption, anti-bribery or similar governmental ethics and transparency laws that have particular jurisdiction or that govern or apply to any Additional Party, the Company, or the Business in any general manner, including, without limitation, the US Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010.

(b)          “Government Official” means any officer, employee or other person acting in an official capacity for any government department, agency or instrumentality, including state-owned or state-controlled companies, and public international organizations, as well as a political party or official thereof or candidate for political office.

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Article 5
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and as of the Closing Date.

Section 5.1.         Organization and Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, having all requisite corporate power and authority to perform its obligations under this Agreement.

Section 5.2.         Authority. Subject to the approval of its shareholders as may be required by Applicable Law, which Purchaser has not yet received, Purchaser has the requisite corporate power and authority to enter into and perform this Agreement and each of the Transaction Documents to which it is a party and to consummate the Contemplated Transactions. Subject to the approval of its shareholders as may be required by Applicable Law, which Purchaser has not yet received, the execution, delivery and performance by Purchaser of this Agreement and each of the Transaction Documents to which it is a party, and the consummation by it of the Contemplated Transactions, have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement and each of the Transaction Documents to which Purchaser is a party have been duly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by the Company and the Additional Parties constitute legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforcement may be limited by the Bankruptcy and Equity Exceptions.

Section 5.3.         Conflict with other Instruments; Absence of Restrictions. Subject to the approval of its shareholders as may be required by Applicable Law, which Purchaser has not yet received, the execution, delivery and performance of this Agreement and each of the Transaction Documents, and the consummation of the Contemplated Transactions, by Purchaser do not and will not: (a) result in a Default of or under (i) any of the terms of the organizational documents of Purchaser, or (ii) any law, Permit, Court Order or material Contract applicable to or binding upon Purchaser; or (b) (1) result in the termination, amendment or modification of, or give any party the right to terminate, amend, modify, abandon, or refuse to perform any material Contract or Permit to which Purchaser is a party or by which it, or any of its respective properties or assets, is bound, or (2) result in the acceleration or modification, or give any party the right to accelerate or modify, the time within which, or the terms under which, any duties or obligations are to be performed, or any rights or benefits are to be received under any material Contract or Permit to which Purchaser is a party or by which it, or any of its respective properties or assets, is bound.

Section 5.4.         Government Approvals. No Consent of any Governmental Entity, is required (a) for the execution, delivery and performance by Purchaser of this Agreement or any of the Transaction Documents to which Purchaser is a party, or (b) in connection with Purchaser’s consummation of the Contemplated Transactions.

Section 5.5.         Listing Exchange Approval. Other than the Consent of the NYSE American, no Consent of any Listing Exchange is required (a) for the execution, delivery and performance by Purchaser of this Agreement or any of the Transaction Documents to which Purchaser is a party, (b) in connection with Purchaser’s consummation of the Contemplated Transactions, or (c) the maintaining of the Purchaser’s good standing and ability to trade on the NYSE American.

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Section 5.6.         No Brokers. Except as set forth in Schedule 5.6, Purchaser is not obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party in connection with the origin, negotiation or execution of this Agreement or in connection with the Contemplated Transactions.

Section 5.7.         Purchaser SEC Documents. Purchaser has filed with or furnished to the SEC all forms, reports, statements, certifications and other documents required to be filed by it with the SEC since January 1, 2020 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Purchaser SEC Documents”). As of their respective effective dates (in the case of Purchaser SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Purchaser SEC Documents), Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Documents, and none of Purchaser SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Subsidiary of Purchaser is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act. Each of the audited consolidated financial statements and unaudited consolidated financial statements of Purchaser included in Purchaser SEC Documents (including the related notes and schedules), as of their respective effective dates (in the case of Purchaser SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Purchaser SEC Documents), complied as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto (except, in the case of unaudited statements, as permitted by Quarterly Report Form 10-Q of the SEC), were prepared in accordance with GAAP and applicable accounting requirements and published rules and regulations of the SEC consistently applied during the periods involved (except (i) with respect to financial statements included in Purchaser SEC Documents filed as of the date of this Agreement, as may be indicated in the notes thereto, or (ii) as permitted by the rules and regulations of the SEC, including Regulation S-X), and fairly present in all material respects the consolidated financial position of Purchaser and its consolidated Subsidiaries as of the dates thereof and the consolidated statements of operations, changes in stockholders’ equity and cash flows of such companies as of the dates and for the periods shown therein.

Section 5.8.         Valid Issuance of Purchaser Shares. Upon its receipt of the Series F Preferred Stock, the Company will acquire good and valid title to such Series F Preferred Stock, free and clear of all Encumbrances (other than any Encumbrances or other restrictions set forth, or described, in this Agreement). The Series F Preferred Stock will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

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Section 5.9.         No Additional Representations. Except for the representations and warranties contained in this Article 5, neither Purchaser nor any other Person makes any express or implied representation or warranty on behalf of Purchaser, and Purchaser hereby disclaims any representations, warranties or other statements made by it or any of its direct or indirect directors, equity holders, subsidiaries, Affiliates or representatives with respect to the subject matter hereof.

Article 6
ADDITIONAL COVENANTS

Section 6.1.         Further Assurances.

6.1.1.      Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, or advisable under Applicable Laws, to consummate and make effective the Contemplated Transactions, including, but not limited to, the Company’s causing the satisfaction of the conditions set forth in Section 7.2 and Purchaser’s causing the satisfaction of the conditions set forth in Section 7.1.

6.1.2.      If, at any time after the Closing, any party reasonably determines that further action is necessary to effectuate the Contemplated Transactions, the other parties shall take or cause to be taken all such action as may be reasonably requested and execute, deliver and file, or cause to be executed, delivered and filed, all such documentation as may be reasonably requested.

Section 6.2.         Fulfillment of Agreements. The Company shall conduct the Business in such a manner that at the Closing Date the representations and warranties contained in Article 4 shall be true and correct as though such representations and warranties were made on, as of, and with reference to the Closing Date.

Section 6.3.         Standstill. From the date hereof through the Closing (or, if earlier, the date of termination of this Agreement in accordance with Section 7.3), the Company shall not sell or otherwise transfer, or grant any rights with respect to, any of its assets (other than sales of assets in the ordinary course of day-to-day business consistent with past practices and that are specifically permitted by this Agreement) to any other Person. In addition, from the date hereof through the Closing (or, if earlier, the date of termination of this Agreement in accordance with Section 7.3), the Company and the Additional Parties shall not, and shall not cause or permit any of their respective Affiliates, officers, directors, managers, employees, representatives or agents, to, directly or indirectly, solicit, encourage, initiate, facilitate or participate in any way in any discussions or negotiations with, or provide any information or assistance to, any Person or group of Persons (other than Purchaser and its agents and representatives) concerning any Acquisition Proposal, or enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal, or assist or participate in, facilitate or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing. The Company and the Additional Parties shall promptly communicate to Purchaser the terms of any Acquisition Proposal which any of them may receive. For purposes hereof, “Acquisition Proposal” means any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) relating to the direct or indirect disposition, whether by sale, merger, liquidation or otherwise, of all or any portion of the Business or the Purchased Assets or any of the equity interest of the Additional Parties in the Company.

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Section 6.4.         Conduct of Business Pending Closing. From and after the date hereof through the time immediately preceding the Closing, and unless Purchaser (in its sole discretion) shall otherwise agree in writing, the Company covenants and agrees that:

6.4.1.      Ordinary Course. The Business will be conducted only in the ordinary course of business, consistent with past practices, including in respect of customer billing.

6.4.2.      Preservation of Business. The Company will use commercially reasonable efforts to:

(a)           preserve its present business operations, organization and goodwill;

(b)          preserve the present relationships with its customers, suppliers, vendors, service providers, insurance carriers, brokers, agents, personnel and others having business relations with it;

(c)           preserve intact the material assets and properties related to the Business;

(d)          keep in full force and effect, without amendment, and comply with all Permits, certificates, licenses, approvals and authorizations required, to Company’s Knowledge, under all Applicable Laws in connection with the Business and the Company, and comply with all Applicable Laws;

(e)           pay the debts, Taxes and other obligations of the Business when due;

(f)           maintain the properties and assets included in the Purchased Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(g)          continue in full force and effect without modification all insurance policies, except as required by Applicable Law;

(h)          defend and protect the properties and assets included in the Purchased Assets from infringement or usurpation;

(i)            perform all of its obligations under all Assigned Contracts;

(j)            maintain the Business Records in accordance with past practice; and

(k)          comply in all material respects with all Applicable Laws applicable to the conduct of the Business or the ownership and use of the Purchased Assets.

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6.4.3.      Material Actions. Without limiting the generality of the foregoing, the Company will not, without the prior written consent of Purchaser:

(a)               enter into any Contract or commitment related to the Business, the Purchased Assets or the Assumed Liabilities the performance of which may extend beyond the Closing, except those entered in the ordinary course of business consistent with past practices and which would not or could not reasonably be expected to have a Material Adverse Effect;

(b)               waive or surrender any rights related to any pending or threatened Litigation to the extent affecting the Business, the Company, the Purchased Assets or the Assumed Liabilities;

(c)               amend or terminate any Assigned Contract;

(d)               incur, create, assume or suffer to exist any restriction, Encumbrance, tenancy, encroachment, covenant, condition, Claim, charge or other matter adversely affecting title on any of the Purchased Assets other than Permitted Encumbrances;

(e)               take any action that would make any representation or warranty of the Company set forth in Article 4 inaccurate;

(f)                take any action or commit any omission that could reasonably result in (A) a material delay in the Contemplated Transactions or (B) a Material Adverse Effect;

(g)               enter into any Contract or commitment giving any Person an option, right of first refusal or other similar right with respect to the Purchased Assets;

(h)               waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar Contract with respect to the Purchased Assets;

(i)                 take any action or omit to take any action that would result in the occurrence of any event described in Section 4.30 with respect to the Purchased Assets;

(j)                 take any action or omit to take any action which will result in a violation of any Applicable Law; or

(k)               fail to maintain and keep in full force and effect all insurance on assets and property or for the benefit of the Company with respect to the Purchased Assets, fail to present all claims under such insurance policies in a proper and timely manner or breach any obligation under such insurance policies with respect to the Purchased Assets.

Section 6.5.         Conduct of Business Pending Closing. Subject in all cased to Section 6.5.4, from and after the date hereof through the time immediately preceding the Closing, and unless Company (in its sole discretion) shall otherwise agree in writing, the Purchaser covenants and agrees that:

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6.5.1.      Ordinary Course. The Purchaser’s business will be conducted only in the ordinary course of business, consistent with past practices, including in respect of customer billing.

6.5.2.      Preservation of Business. The Purchaser will use best reasonable efforts to:

(a)           preserve its present organization and goodwill;

(b)           preserve the present relationships with its customers, vendors, service providers, insurance carriers, personnel and others having business relations with it;

(c)           preserve intact the material assets and properties related to the Business;

(d)          keep in full force and effect, without amendment, and comply with all Permits, certificates, licenses, approvals and authorizations required, to Purchaser’s Knowledge, under all Applicable Laws in connection with the Purchaser, and comply with all Applicable Laws;

(e)           pay the debts, Taxes and other obligations of the Purchaser’s business when due;

(f)           maintain the properties and assets owned by the Purchaser in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(g)           continue in full force and effect without modification all insurance policies, except as required by Applicable Law;

(h)          defend and protect the properties and assets owned by the Purchaser from infringement or usurpation;

(i)            perform all of its obligations in the ordinary course of business;

(j)            maintain the business records in accordance with past practice; and

(k)           comply in all material respects with all Applicable Laws applicable to the conduct of the Purchaser’s business.

6.5.3.      Material Actions. Without limiting the generality of the foregoing, the Purchaser will not, without the prior written consent of Company:

(a)           waive or surrender any rights related to any pending or threatened Litigation to the extent affecting the Purchaser’s business, or the Purchaser;

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(b)          incur, create, assume or suffer to exist any restriction, Encumbrance, tenancy, encroachment, covenant, condition, Claim, charge or other matter adversely affecting title on any of the Purchaser’s assets;

(c)           take any action that would make any representation or warranty of the Purchaser inaccurate;

(d)          take any action or commit any omission that could reasonably result in (A) a material delay in the Contemplated Transactions or (B) a Material Adverse Effect;

(e)           enter into any contract or commitment giving any Person an option, right of first refusal or other similar right;

(f)            Issue an equity or debt outside the ordinary course of business;

(g)           Modify any compensation contract for any existing employee, officer, director, or consultant;

(h)           Grant any equity or option in compensation or severance;

(i)            waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar contract;

(j)            take any action or omit to take any action which will result in a violation of any Applicable Law; or

(k)           fail to maintain and keep in full force and effect all insurance on assets and property or for the benefit of the Purchaser’s assets fail to present all claims under such insurance policies in a proper and timely manner or breach any obligation under such insurance policies with respect to the Purchased Assets.

6.5.4.      Notwithstanding anything to the contrary in this Section 6.5, the Company and Additional Parties acknowledge that Purchaser is (a) taking actions to preserve its cash, including by reducing expenses (including by way of example, by terminating or restructuring leases and employment terms), negotiating discounts and payment terms with vendors and other third parties with which it contracts, and considering whether to delay or discontinue certain operations and (b) exploring opportunities to raise additional capital. Accordingly, all of the covenants made in this Section 6.5 are modified by this Section 6.5.4 and the Company and Additional Parties agree that none of the foregoing actions, nor any decision or actions taken by Purchaser related thereto (include any decision or action to actually discontinue certain operations, reduce payments to vendors or raise additional capital) shall be deemed a breach of violation of Section 6.5.

Section 6.6.         Use of Proceeds. The Company shall use the Initial Cash Payment and Second Cash Payment for its general corporate purposes in the ordinary course of business, including, but not limited to, working capital, operational expenses, capital expenditures, repayment of indebtedness, and other related corporate activities. The Company shall exercise its reasonable good faith discretion in utilizing the proceeds in a manner that it reasonably deems appropriate to meet its strategic objectives and compliance with applicable laws and regulations. Without limiting the foregoing, the Company shall not use such funds to pay cash dividends or extraordinary bonuses.

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Section 6.7.         Employees.

6.7.1.      Purchaser will extend, or cause its Affiliates to extend, employment or other service offers to one or more Business Employees in addition to the Additional Parties, with such terms and conditions to be determined by Purchaser in its sole discretion. The Company shall reasonably cooperate with Purchaser in connection with the foregoing, and shall terminate the employment or other service of each Business Employee (including each Additional Party) who has received such an offer, with such termination effective no later than the date immediately preceding the Closing Date. The Business Employees who accept Purchaser’s (or its Affiliate’s) offer of employment and commence employment with Purchaser or its Affiliate (including the Additional Parties) shall be referred to herein as “Transferred Employees”.

6.7.2.      The Company shall retain sponsorship of, and shall retain and indemnify and hold harmless Purchaser and its Affiliates against, all Liabilities related to employment, termination of employment, compensation or employee benefits of any nature (including, but not limited to any Liabilities or obligations under the Employee Plans), whether arising before, on or after the Closing, that are with respect to Business Employees and Transferred Employees (provided that with respect to Transferred Employees such Liabilities would consist only of such Liabilities incurred on or prior to the Closing Date), or any other former or current employees or contractors of the Company, or the beneficiaries of any such individuals (the “Excluded Employee Liabilities”). Purchaser and its Affiliates shall not assume sponsorship of, contribute to or maintain, or have any Liability with respect to, the Employee Plans. For the avoidance of doubt, any and all Liabilities (including statutory or contractual severance benefits and change in control payments or transaction bonuses) arising as a result of the actual or constructive termination of a Business Employee’s employment with the Company as a result of the transactions contemplated by this Agreement, whether or not such individual becomes a Transferred Employee, shall be considered Excluded Employee Liabilities. All vacation days and other paid time off accrued but not taken by Transferred Employees on or prior to the Closing Date shall also be considered Excluded Employee Liabilities and such Liabilities shall be paid solely by the Company.

6.7.3.      Nothing contained in this Section 6.5, whether express or implied, may be construed to (i) create any Third Party beneficiary or other rights in any person other than the parties to this Agreement, (ii) constitute an establishment, amendment, modification or termination of, or an undertaking to establish, amend, modify or terminate, any Employee Plan, or other benefit or compensation plan, (iii) prohibit or limit the ability of the Company, Purchaser or any of their respective Affiliates to establish, amend, modify or terminate any Employee Plan, or other benefit or compensation plan, or (iv) create any obligation on the part of Purchaser or any of its Affiliates, as applicable, to continue to employ or engage for the performance of services any person (including any Transferred Employee), or to limit the ability of Purchaser or any of its Affiliates to terminate the employment or service of any person at any time for any or no reason.

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Section 6.8.         Access to Information.

6.8.1.      Prior to Closing. Prior to the Closing, the Company shall provide Purchaser’s accountants, counsel, and other representatives access to and the right to inspect all of the Company’s assets, Contracts, related to the Business, employees, books, contracts, commitments, records, properties (including, if requested, access to accounting software of the Business) and such other information as are related to the Business, the Company, the Purchased Assets or the Assumed Liabilities. Such access shall be upon reasonable advance notice and during business hours. During such hours, the Company shall furnish to Purchaser all such information concerning the Business, the Company and the Company’s assets.

6.8.2.      Post-Closing. The Company and the Additional Parties shall cooperate with Purchaser in the preparation of any document or the provision of information related to or respecting the Purchased Assets, the Company, this Agreement or the transactions contemplated by this Agreement that is required to be included in any document filed with or furnished to the SEC (whether such filed or furnished document is required to have been filed or furnished in connection with this Agreement and the transactions contemplated hereby or not).

Section 6.9.         Public Announcements. Except as required by Applicable Law or by the rules of the NYSE American, none of the Additional Parties, the Company or Purchaser shall issue or make any press release or other public statements with respect to this Agreement or the Contemplated Transactions to employees, customers, distributors, suppliers, vendors or other Persons except and unless such release, statement or announcement has been jointly approved by the Company and Purchaser (which approval shall not be unreasonably, withheld or delayed). The Company and Purchaser will consult with each other concerning the means by which the employees, customers, suppliers and vendors of the Company and other Persons having dealings with the Company will be informed of the Contemplated Transactions. Without limiting the foregoing, the Company and the Additional Parties acknowledge and agree that a representative of Purchaser will be allowed to be present at the time disclosure of this transaction is made to the Business Employees.

Section 6.10.     Supplemental Information. From time to time prior to the Closing, the Company will promptly deliver to Purchaser in writing any information which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in any Schedule or which is necessary to correct any information in any Schedule which has been rendered inaccurate thereby. No supplement or amendment shall have any effect for the purpose of determining (i) satisfaction of the conditions to Closing set forth in Section 7.2 hereof, (ii) the compliance by any Person with the covenants set forth herein, or (iii) whether the Company or the Additional Parties shall have breached any representation or warranty contained herein.

Section 6.11.     Restrictive Covenants.

6.11.1.  Confidentiality. The Company and the Additional Parties recognize and acknowledge that the Confidential Information (as defined below) is a valuable, special and unique asset of the Company. As a result, from and after the Closing, Company and the Additional Parties shall, and shall cause their Affiliates to, hold in confidence any and all information, whether written or oral, concerning the Business. Furthermore, the Company and the Additional Parties will not, and shall cause their respective Affiliates not to, without the prior written consent of Purchaser, for any reason, divulge to any third party or use for its own benefit, or for any purpose other than the exclusive benefit of Purchaser and Purchaser’s Affiliates, any Confidential Information. Notwithstanding the foregoing, if the Company or any Additional Party (or any of their Affiliates) is compelled to disclose Confidential Information by Court Order, to the extent permitted by Applicable Laws, the Company or applicable Additional Party shall promptly so notify Purchaser so that Purchaser may seek a protective order or other assurance that confidential treatment of such Confidential Information shall be afforded, and the Company or the applicable Additional Party shall reasonably cooperate with Purchaser and Purchaser’s Affiliates in connection therewith. If the Company or the applicable Additional Party (or any of their Affiliates) is so obligated by Court Order to disclose Confidential Information, it or they, as applicable will disclose only the minimum amount of such Confidential Information as is necessary for such Person to comply with such Court Order. For purposes of this Section 6.9.1, “Confidential Information” shall mean nonpublic information concerning the Contemplated Transaction, the Purchased Assets, the Assumed Liabilities, the terms of this Agreement and the other Transaction Documents, as well as all financial data, strategic business plans, product development (or other proprietary product data), customer lists and requirements, marketing plans and other nonpublic, proprietary and confidential information relating to the Business, the Purchased Assets, the Assumed Liabilities or the Company.

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6.11.2.  Non-Competition; Non-Solicitation.

(a)               For a period of five (5) years commencing on the Closing Date (the “Restricted Period”), the Company shall not, directly or indirectly, including through an Affiliate (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business anywhere in the world in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) cause, induce or encourage any material actual or prospective client, customer, supplier or licensor of the Business (including any existing or former client or customer of the Company and any Person that becomes a client or customer of the Business after the Closing), or any other Person who has a material business relationship with the Business, to terminate or modify any such actual or prospective relationship. “Restricted Business” means the business of developing, researching, marketing and/or selling medical products and/or treatments that treat brain related illnesses and or diseases, including concussions, and any aspect thereof, including the study of ONP-001 seeking to improve function and lifespan in pediatric disorders where de-myelination and cell death is widespread in the cortex and cerebellum regions of the brain and the study of ONP-002 for use in the neurology market.

(b)               During the Restricted Period, the Company shall not, directly or indirectly, including through an Affiliate, hire or solicit any person who is offered employment by Purchaser pursuant to Section 6.5 or is or was employed in the Business during the Restricted Period, or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.9.2(b) shall prevent the Company from hiring (i) any employee whose employment has been terminated by Purchaser or (ii) after 180 days from the date of termination of employment, any employee whose employment has been terminated by the employee.

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6.11.3.  Acknowledgements. The Company acknowledges that a breach or threatened breach of the covenants in this Section 6.9 (the “Restrictive Covenants”) would give rise to irreparable harm to Purchaser, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by the Company of any such obligations, Purchaser shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond). The Company acknowledges that the restrictions contained in this Section 6.9 are reasonable and necessary to protect the legitimate interests of Purchaser and constitute a material inducement to Purchaser to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.9 should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by Applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained in this Section 6.9 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction. The Company acknowledges that any Claim that the Company may have against Purchaser shall not constitute a defense to the enforcement by Purchaser of the Restrictive Covenants. The Restrictive Covenants are independent of any other provision in this Agreement and of any other promise made to the Company or any Additional Party.

Section 6.12.     Judicial Modification of Covenants. If any covenant contained in this Agreement or any part thereof is hereafter construed by a court having jurisdiction to be invalid or unenforceable, the same shall not affect the remainder of such covenant or any other covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to modify such covenant to the least extent necessary to render it enforceable and, in its modified form, said covenant shall then be enforceable and, in the event any provision is deemed invalid or unenforceable, each party will request such modification by the applicable court. Neither the Company shall assert that such restrictions should be eliminated in their entirety by such court.

Section 6.13.     Transfer Taxes. The Company shall file all Tax Returns with respect to Transfer Taxes with respect to the Contemplated Transactions and shall, as promptly as reasonably practicable after Closing, pay all such Transfer Taxes arising out of or in connection with the Contemplated Transactions.

Section 6.14.     Cooperation on Tax Matters. The Parties shall, and shall each cause its Affiliates to, cooperate in (i) providing any information reasonably necessary to allow Purchaser or the Company to comply with any information reporting contained in the Code or other Applicable Laws with respect to the Purchase Assets and/or the Assumed Liabilities; (ii) providing certificates or forms, and timely executing any Tax Return, as reasonably requested, that may be necessary or appropriate to establish an exemption for (or reduction in) any Transfer Tax; and (iii) providing records and information that are reasonably relevant to any audit, litigation or other Tax proceeding with respect to the Purchased Assets and/or the Assumed Liabilities. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information reasonably relevant to any such Tax Returns, Tax liability, or audit or other proceeding. Each Party will retain all Tax Returns and related records and materials of Company for the Tax periods first ending after the Closing Date and for all prior Tax periods until the expiration of the applicable statute of limitations (and, to the extent the other Party reasonably requests, any extensions thereof) for the Tax periods to which the Tax Returns and other records and materials relate, and abide by any applicable record retention agreements entered into with any Governmental Authority. Thereafter, the Party holding such Tax Returns or related records or materials may dispose of them provided that such Party shall give the other Party the notice in accordance with Section 9.2 prior to doing so, and if the other Party so requests allow the other Party to take possession or make copies of such Tax Returns or related records or materials. Each Party shall make its employees reasonably available on a mutually convenient basis (at the cost of the party requesting access to such employees) to provide explanation of any documents or information so provided.

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Section 6.15.     Bulk Sales Laws. The Parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Purchaser; provided that such waiver will not relieve any Party of any obligation such Party may have to indemnify for any obligations and liabilities related to any Taxes of the Company for any taxable period and Taxes related to the Business or the Acquired Assets for any taxable period (or portion thereof) ending on or before the Closing Date (including Taxes attributable to an Interim Period under Section 6.11), including any such Taxes that become an obligation or liability of Purchaser as a transferee or successor or pursuant to any Applicable Law.

Section 6.16.     Company Stockholder Approval. The Company shall obtain, in accordance with the relevant provisions of Applicable Law, the Company Stockholder Approval as soon as reasonably possible, but in any event by the Drop Dead Date.

Section 6.17.     Purchaser Shareholders Approval. Purchaser shall use its best efforts to take any and all additional action necessary under applicable law to call, give notice of and hold a meeting of its shareholders, using best efforts to hold such meeting prior to the Drop Dead Date, to consider and vote to approve, among other matters, the conversion of the Series F Preferred Stock issued to the Company and the increase in Purchaser’s shares of Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock. For the purposes of clarity, best efforts shall be deemed to include, but shall not be limited to filing the Company’s preliminary proxy statement containing the items required to be completed to comply with the representations, warranties, and covenants of this Agreement with the Securities and Exchange Commission by September 22, 2023.

Section 6.18.     Restricted Securities. The Company acknowledges that the shares of Series F Preferred Stock being issued hereunder are subject to significant restrictions on transfer as imposed by state and federal securities laws. Additionally, the Company and the Additional Parties agree that the Company shall not transfer, by way of a distribution or otherwise, the Series F Preferred Stock to its stockholders at any time prior to the date that is one hundred eighty (180) days following the Closing Date.

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Section 6.19.     Business Record. The Company shall transfer to Purchaser on the Closing Date (or as soon as reasonably practicable after the Closing Date) the Business Records and the Regulatory Information that are (a) accessible by the Company or an Affiliate, and (b) reasonably identifiable and reasonably separable from other books and records of the Company. To the extent that the Company is unable to transfer any such Business Records and Regulatory Information on the Closing Date, the Company shall use commercially reasonable efforts to deliver such Business Records and Regulatory Information to Purchaser (i) with respect to any such Business Records and Regulatory Information that are in hard copy format, within 30 days following the Closing Date and (ii) with respect to any such Business Records and/or Regulatory Information that are in an electronic format, within 30 days following the date on which Purchaser has established systems that are compatible with the relevant electronic format to facilitate such delivery.

Section 6.20.     Regulatory Matters.

6.20.1.  Transfer of Governmental Authorizations. The Company shall use commercially reasonable efforts to assign to Purchaser all of the Company’s right, title, obligations and interest existing in and to the Transferred Governmental Authorizations on the Closing Date, and Purchaser shall assume such right, title, obligations and interest from the Company upon the Company’s assignment of the Transferred Governmental Authorizations. On the Closing Date, each of the Company and Purchaser shall execute and deliver to the FDA the Company FDA Transfer Letters and the Purchaser FDA Transfer Letters, as the case may be, and to other appropriate Governmental Authorities in the United States such documents and instruments of conveyance as necessary and sufficient to effectuate the transfer of each Transferred Governmental Authorization to Purchaser under Applicable Law on the Closing Date or as soon as possible if the Transferred Governmental Authorizations are assigned after the Closing.

6.20.2.  Governmental Authority Contacts. Purchaser and the Company shall promptly give written notice to the other upon becoming aware of any action by, or notification or other information which it receives (directly or indirectly) from, any Governmental Authority in the United States (together with copies of correspondence related thereto), which (A) raises any material concerns regarding the safety or efficacy of the products of the Company, (B) which indicates or suggests potential material liability for either party to third parties arising in connection with the such products, or (C) which indicates a reasonable potential for a need to initiate a recall, market withdrawal or similar action; in each case with respect to the products sold by the Company on or prior to the Closing Date or products sold by Purchaser using any of the names and logos of the Company and all of its Affiliates.

6.20.3.  Product Complaints. From and after the Closing, Purchaser shall be solely responsible for responding to any complaint regarding the products of the Company that is received by either Purchaser or the Company after the Closing Date from any source and for investigating and analyzing such complaint and making required reports to FDA, regardless of whether the products involved were sold by the Company or Purchaser.

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Section 6.21.     Incentive Plan. Purchaser shall use its best efforts to (a) present to its shareholders, at its next annual meeting, a proposal to increase the number of shares available under the Company 2021 Equity Incentive Plan and (b) within one (1) year of the Closing Date to amend its existing Registration Statement on Form S-8 to include the shares contemplated by such increase in shares or file a new Registration Statement on Form S-8 that covers the grants to the Additional Parties contemplated hereby (the “Form S-8”).

Section 6.22.     Notice of Certain Events. 6.22.1.From the date hereof until the Closing, Company shall promptly notify Purchaser in writing of:

(a)           any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Company hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.2 to be satisfied;

(b)           any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(c)           any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(d)           any Actions commenced or, to Company’s Knowledge, threatened against, relating to or involving or otherwise affecting the Business, the Purchased Assets or the Assumed Liabilities that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.9 or that relates to the consummation of the transactions contemplated by this Agreement.

6.22.2.  Purchaser’s receipt of information pursuant to this Section 6.20 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Company in this Agreement and shall not be deemed to amend or supplement the Disclosure Schedules.

Article 7
CONDITIONS TO THE CLOSING

Section 7.1.         Conditions to Obligations of the Additional Parties and the Company. The obligations of the Additional Parties and the Company to consummate the Contemplated Transactions will be subject to the fulfillment (or waiver in writing by the Company), at or prior to the Closing, of each of the following conditions:

7.1.1.      The representations and warranties of Purchaser set forth in Article 5 (i) which are qualified by materiality will be true and correct in all respects and (ii) which are not qualified by materiality will be true and correct in all material respects, in each case on and as of the Closing as if made on the Closing Date.

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7.1.2.      All the covenants contained in this Agreement to be performed or complied with by Purchaser on or before the Closing will have been performed or complied with in all material respects.

7.1.3.      No Governmental Authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, judgment, decree or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Contemplated Transactions illegal or otherwise restraining or prohibiting the consummation of such transactions.

7.1.4.      No suit, Claim, cause of action, arbitration, investigation or other proceeding contesting, challenging or seeking to alter or enjoin or adversely affect the Contemplated Transactions, will be pending or threatened.

7.1.5.      The Purchaser shall have a minimum of five million dollars ($5,000,000) in cash as of the Closing, which will be available for development of assets and general working capital.

Section 7.2.         Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the Contemplated Transactions will be subject to the fulfillment (or waiver in writing by Purchaser), at or prior to the Closing, of each of the following conditions:

7.2.1.      The representations and warranties of the Additional Parties and the Company set forth in Article 4 (i) which are qualified by materiality will be true and correct in all respects and (ii) which are not qualified by materiality will be true and correct in all material respects, in each case on and as of the Closing as if made on the Closing Date.

7.2.2.      All the covenants contained in this Agreement to be performed or complied with by the Additional Parties and/or the Company on or before the Closing will have been performed or complied with.

7.2.3.      No Governmental Authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, judgment, decree or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Contemplated Transactions illegal or otherwise restraining or prohibiting the Contemplated Transactions or that threatens to compel Purchaser to divest itself of the Purchased Assets or the Assumed Liabilities, or restrict or limit Purchaser’s use of, any of the Company’s properties or assets.

7.2.4.      No suit, Claim, cause of action, arbitration, investigation or other proceeding contesting, challenging or seeking to alter or enjoin or adversely affect the Contemplated Transactions, will be pending or threatened.

7.2.5.      The Additional Parties and/or the Company (as applicable) shall have obtained the written consent, waiver, authorization or approval (in form and substance acceptable to Purchaser) of all landlords, customers, vendors, suppliers, Governmental Authorities or other Persons necessary to consummate the Contemplated Transactions, including, but not limited, to the Required Consents. The Additional Parties and/or the Company (as applicable) shall have delivered the foregoing consents to Purchaser.

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7.2.6.      The Company Stockholder Approval and the Purchaser Shareholders Approval shall have been obtained.

7.2.7.      No event, occurrence, fact, condition, change, development or effect shall have occurred that, individually or in the aggregate, has constituted or resulted in, or could reasonably be expected to constitute or result in any Material Adverse Effect.

7.2.8.      The NYSE American shall have approved Contemplated Transaction and the additional listing of shares to be issued pursuant to the Contemplated Transaction.

7.2.9.      The Purchaser’s shareholders shall have approved (a) the increase in Purchaser’s authorized Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock since the Purchaser currently has an insufficient number of authorized but unissued shares of Common Stock to accommodate the conversion of the Series F Preferred Stock issued to the Company and (b) if required by the rules of the NYSE American, the approval of the Contemplated Transaction, including the issuance of shares of Common Stock to the Company upon conversion of the Series F Preferred Stock issued to the Company.

7.2.10.  Purchaser shall have completed its due diligence with regard to the Company and its Business and shall be reasonably satisfied with the results thereof.

7.2.11.  The Company and each Additional Party shall have delivered the items to be delivered by Closing under Section 3.4 and Section 3.5, respectively.

7.2.12.  The Purchaser shall have a minimum of five million dollars ($5,000,000) in cash as of the Closing, which will be available for development of assets and general working capital.

7.2.13.  The Purchaser shall have received an appraisal of the Purchased Assets from an independent appraiser on which it can rely (which appraisal can be the one obtain by the Company from The Center for Valuation Studies so long as such appraisal specifically allows Purchaser to rely on it) or, alternatively, the Purchaser shall have received an opinion from an independent appraiser, in form and substance satisfactory to the Purchaser, with regard to the appraisal obtained by the Company from the Center for Valuation Studies that analyzes the valuation methods used by The Center for Valuation Studies for accuracy and applicability.

Section 7.3.         Termination.

7.3.1.      This Agreement may be terminated (whether before or after Company Stockholder Approval has been obtained) at any time by:

(a)           By mutual written agreement of Purchaser and the Company.

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(b)           by Purchaser by written notice to the Company if:

(i)            Purchaser is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by the Company within ten days of the Company’s receipt of written notice of such breach from Purchaser; or

(ii)           any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by the date that is one-hundred twenty (120) days following the date this Agreement is signed (the “Drop Dead Date”), unless such failure shall be due to the failure of Purchaser to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c)           by the Company by written notice to Purchaser if:

(i)            the Company is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Purchaser pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Purchaser within ten days of Purchaser’s receipt of written notice of such breach from the Company; or

(ii)          any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by Drop Dead Date, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d)          by Purchaser or the Company in the event that (i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable.

7.3.2.       Except as otherwise set forth in this Section 7.3.2, in the event of a termination of this Agreement by any party as provided in Section 7.3.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Purchaser, the Company, the Additional Parties or their respective Affiliates, officers or directors; provided, however, that (i) the provisions of Section 7.3.1, Section 9.6 and Article 8 shall remain in full force and effect and survive any termination of this Agreement and (ii) no party hereto shall be relieved or released from any liabilities or damages (whether at law or in equity) arising out of its breach of any representation, warranty, covenant or agreement set forth in this Agreement.

7.3.2.      Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

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(a)           as set forth in this Article 7 and Section 6.10 and Article 9 hereof; and

(b)           that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

Article 8
INDEMNIFICATION

Section 8.1.         Survival of Representations and Warranties. The representations and warranties of the parties hereto contained in this Agreement shall survive the consummation of the Contemplated Transactions (and any examination or investigation by or on behalf of any party hereto) until the date that is two years following the Closing Date (the “General Survival Date”), provided, however, that the representations and warranties set forth in (i) Section 4.1 (Organization; Good Standing), Section 4.3 (Power and Authority), Section 4.6 (Title to and Adequacy of Tangible Assets), Section 4.8 (Tax Matters), Section 4.10 (Intellectual Property), Section 4.12 (Regulatory Matters), Section 4.15 (Labor and Employment), Section 4.16 (Governmental Authorizations; Compliance with Laws; Permits), Section 4.22 (No Brokers), Section 4.35 (Anti-Bribery), Section 5.1 (Organization and Standing), Section 5.2 (Authority) and Section 5.6 (No Brokers) shall survive indefinitely, and (ii) Section 4.8 (Tax Matters), Section 4.13 (Environmental Matters) and Section 4.15 (Labor and Employment Matters) shall survive until the date that is thirty (30) days following the date that the applicable statute of limitations (including any extension thereof) expires (each such date, including the General Survival Date, being a “Survival Date”); and provided, further, that if any notice of a Claim by a Purchaser Indemnified Party, a Company Indemnified Party (as defined in Section 8.3), or any Third Party shall have been given prior to the applicable Survival Date, the representations and warranties that are the subject of such notice shall survive until such time as such Claim is finally resolved. All covenants and agreements of the parties contained herein shall survive the Closing for a period of three (3) years or for the period explicitly specified therein.

Section 8.2.         Indemnification by the Company and the Additional Parties. The Company and each Additional Party, jointly and severally, agrees to defend, indemnify and hold harmless Purchaser and each of Purchaser’s officers, directors, employees, members, shareholders, representatives, attorneys, agents, subsidiaries and Affiliates (each, a “Purchaser Indemnified Party”) from and against any Claims or Damages arising out of, resulting from, or in connection with: (i) any Liability of or Claim against Purchaser relating to the operation of the Business prior to the Closing Date whether or not incurred prior to the Closing, which is not an Assumed Liability under Section 1.3; (ii) any Indebtedness of the Company, (iii) any Liability of or Claim against Purchaser in any way related to any Employee Plan which Liability or Claim arose or is any way related to any period of time prior to Closing, (iv) any Excluded Liability, Excluded Employee Liability or Liability arising from any Excluded Asset, (v) any Tax imposed on or relating to (A) the Company with respect to any taxable period or portion thereof ending on or before the Closing Date, (B) the Company as a transferee or successor, or by contract, to the extent that the Taxes or the events or transactions giving rise to the Taxes are with respect to any taxable period or portion thereof ending on or before the Closing Date, and (C) another Person for which the Company is liable pursuant to Applicable Law as a result of the Company’s relationship with such other Person in a taxable period or portion thereof ending on or before the Closing Date, (ix) any Encumbrances with respect to Acquired Assets as set forth in Section 4.8.3, (vi) any Liabilities which arise out of or relate to the matters listed on Schedule 4.9.

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Section 8.3.         Indemnification by Purchaser. Purchaser agrees to defend, indemnify and hold harmless the Company and each of the Company’s Affiliates, heirs, successors, assigns, attorneys, agents and representatives (each, a “Company Indemnified Party”), from and against any Claims or Damages arising out of, resulting from, or in connection with: (i) any misrepresentation or breach of any representation or warranty made by Purchaser in this Agreement; and (ii) the failure of Purchaser to perform or observe any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement.

Section 8.4.         Third-Party Claims. In the event that a Company Indemnified Party or Purchaser Indemnified Party becomes aware of a Third-Party claim which such Indemnified Party believes may result in Damages for which such Indemnified Party would be entitled to indemnification pursuant to this Article 8 (a “Third-Party Claim”), the procedures to be followed with respect to the defense or settlement of such Third-Party Claim shall be as follows:

8.4.1.      Such Indemnified Party shall promptly notify the Company (who shall receive such notice, to the extent applicable, on behalf of all Additional Parties) or Purchaser, as the case may be (the “Indemnifying Party Representative”), of such Third Party Claim. No delay in notifying such Indemnifying Party Representative of such Third-Party Claim in accordance with the terms of this Agreement shall affect an Indemnified Party’s rights, unless (and then only to the extent that) such Indemnifying Party Representative or Purchaser or any Additional Party, as the case may be, are actually prejudiced thereby. The party against whom indemnification is sought under this Article 8 is referred to as the “Indemnifying Party”. Indemnifying Party Representative, at the sole expense of the Indemnifying Party, may assume the defense thereof with counsel reasonably acceptable to the Indemnified Party by written notice to the Indemnified Party provided within 20 days of the Indemnifying Party’s receipt of the notice of claim. The Indemnified Party may participate in the defense of such claim that is defended by such Indemnifying Party Representative with co-counsel of its choice; provided, however, that the fees and expenses of the Indemnified Party’s counsel shall be paid by such Indemnified Party unless (i) such Indemnifying Party Representative has agreed in writing to pay such fees and expenses or (ii) a claim shall have been brought or asserted against the Indemnified Party as well as the Indemnifying Party, and the Indemnified Party shall have reasonably determined that there are one or more factual or legal defenses available to it that are in conflict with those that are available to the Indemnifying Party, in which case such co-counsel shall be at the expense of the Indemnifying Party. Assuming the defense of such claim shall constitute an admission by the Indemnifying Party that such claim is a proper or valid claim for indemnification, but shall not constitute an admission by the Indemnifying Party, as to the amount of the Damages asserted in the Claim.

8.4.2.      The Indemnifying Party Representative shall have full right to enter into any compromise or settlement that is dispositive of the matter involved; provided, however, that (i) except for the settlement of a Third Party Claim (A) that involves no obligation of any Indemnified Party other than the payment of money for which indemnification in full is provided hereunder, (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived or (C) that is related to Taxes, the Indemnifying Party Representative shall not settle or compromise any Third Party Claim without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed; and (ii) the Indemnifying Party Representative may not consent to entry of any judgment or enter into any settlement in respect of a Third Party Claim that does not include an unconditional release of the Indemnified Party from all liability in respect of such Third Party Claim; provided further, that, if in the reasonable judgment of the Indemnified Party it would be materially harmed or otherwise prejudiced by not entering into a proposed settlement or compromise and the Indemnifying Party Representative refuses to enter into such settlement or compromise, the Indemnified Party may enter into such settlement or compromise, but such settlement or compromise shall not be conclusive as to the existence or amount of the liability of Indemnifying Party or any Third Party.

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8.4.3.      If the Indemnifying Party elects not to compromise or defend such Third-Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the Indemnified Party may pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim.

8.4.4.      The Indemnified Party and the Indemnifying Party shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim. The party controlling such defense shall keep the other party advised of the status of such proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto.

Section 8.5.         Direct Claims. Any claim by an Indemnified Party on account of Damages which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

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Section 8.6.         Excluded Liabilities. Notwithstanding anything to the contrary contained herein, no provision of this Article 8 shall be construed to limit, re-characterize or otherwise modify those Liabilities that are Excluded Liabilities.

Article 9
GENERAL PROVISIONS

Section 9.1.         Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder without the prior written consent of each other party and any purported assignment without such consent will be void, provided, however that (A) Purchaser shall be entitled to assign, in its sole discretion, any or all of its rights, interests and obligations hereunder (i) to any Affiliate of Purchaser, or (ii) in connection with a sale of all or substantially all of the assets or capital stock of Purchaser.

Section 9.2.         Notices. All notices, requests, demands, waivers, consents, approvals, or other communications which are required or permitted hereunder shall be in writing and shall be delivered personally, sent by reputable overnight courier service (such as Federal Express), sent by e-mail of a PDF document (with a copy mailed or sent by courier service not later than the next Business Day), or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below:

If to Purchaser:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, FL 33634

Attention to Kim Murphy, Chief Executive Officer

Email: kmurphy@oragenics.com

With a copy to:

Mark Catchur

101 East Kennedy Blvd., Suite 2800

Tampa, 33602

Email: mcatchur@shumaker.com

If to the Company:

Odyssey Health, Inc. F/K/A Odyssey Group International, Inc.

2300 West Sahara Avenue

Suite 800 - #4012

Las Vegas, NV 89102

Telephone (702) 780-6559 │ Toll Free: (844) 368-9663

Attention: Michael Redmond, Chief Executive Officer

Email: mredmond@odysseyhealthinc.com

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With a copy to:

Brinen & Associates, LLC

90 Broad Street, Tenth Floor

New York, New York 10004

Attn: Joshua D. Brinen, Esq.

Telephone (212) 330-8151

Facsimile (212) 227-0201

Email: jbrinen@brinenlaw.com

If to Redmond:

J. Michael Redmond

2300 West Sahara Avenue

Suite 800 - #4012

Las Vegas, NV 89102

E-mail: mredmond@odysseyhealthinc.com

If to Farrell:

Christine Farrell

2300 West Sahara Avenue

Suite 800 - #4012

Las Vegas, NV 89102

E-mail: cfarrell@odysseyhealthinc.com

or to such other address as the party entitled to receive such notice may, from time to time, specify in writing to the other party. Following Closing, notices to the Company shall be sent to Purchaser at the address above (with copies to those listed to be copied with Purchaser). Any such notice shall be deemed given when actually received by the Person to whom notice is being given personally, on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, on the second day after dispatch by overnight courier service promising next day delivery (or on the day after the scheduled delivery date if next day delivery is not scheduled) or on the fifth day after mailing if sent postage prepaid by first class mail. In the event that any action or performance shall be due hereunder on a Saturday, Sunday or any legal holiday observed in New York, New York, the time for such action or performance shall be extended until the end of the next Business Day.

Section 9.3.         Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) ”or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) ”including” has the inclusive meaning frequently identified with the phrase “but not limited to,” and (e) references to “hereunder” or “herein” relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Any matter noted or referenced on any Schedule to this Agreement shall be deemed to be disclosed under each and every part, category or heading of that Schedule and all other Schedules, and shall be deemed to qualify the representations and warranties of the Company in this Agreement, if (i) a cross reference to such other Schedule to this Agreement is made, or (ii) it is reasonably apparent on its face and without any investigation that the disclosed matter, document or item would relate to other representations or warranties or the matters covered thereby. References to Series F Preferred Stock and Closing Date Share Value shall be automatically adjusted, if there occurs a stock split, stock dividend, recapitalization, reclassification, split up, combination, exchange of shares, readjustment or similar transaction with respect to the outstanding Series F Preferred Stock prior to the Closing Date (or a record date for any such transaction occurs prior to the Closing Date).

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Section 9.4.         Severability. If any provision contained in this Agreement or any part of any such provision is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the remainder of such provision or any other provision, which shall be given full effect, without regard to invalid provisions or the invalid portions thereof, as the case may be, and the parties intend that any court having jurisdiction shall modify any such provision to the least extent necessary to render it enforceable and, in its modified form, said provision shall then be enforceable.

Section 9.5.         No Third-Party Beneficiaries. Except as contemplated by Article 8 of this Agreement, this Agreement is for the sole benefit of the parties hereto, their successors and any permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.6.         Expenses. The parties hereto shall pay their own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the Contemplated Transactions, whether or not the Contemplated Transactions are consummated.

Section 9.7.         Amendment; Waiver. This Agreement may not be amended or modified except by an instrument in writing duly executed by each of the parties hereto. Any term or provision of this Agreement may be waived at any time (whether before or after Company Stockholder Approval has been obtained) by the party entitled to the benefit thereof by a written instrument duly executed by such party. Any waiver so granted will not be construed as a waiver of any subsequent breach or waiver of the same term or condition, or a waiver of any other term or condition of this Agreement.

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Section 9.8.         Governing Law.

9.8.1.      This Agreement and any claims arising out of relating to this Agreement, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

9.8.2.      Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, IN EACH CASE LOCATED IN THE CITY OF DOVER AND COUNTY OF KENT AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES AND THE ADDITIONAL PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

9.8.3.      Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES AND THE ADDITIONAL PARTIES HERETO HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY DOCUMENT, THE PURCHASE AND SALE OR THE NEGOTIATION, TERMS OR PERFORMANCE HEREOF OR THEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES HERETO AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES HERETO. THE PARTIES HERETO FURTHER AGREE TO IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING AND ANY SUCH PROCEEDING WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9.8.4.      Service of Process. Each party and the Additional Parties hereto hereby consents to service of process in any action between any of the parties or the Additional Parties hereto arising in whole or in part under or in connection with this Agreement, any document related to, or the negotiation, terms or performance hereof or thereof, (a) in any manner permitted by Applicable Law or (b) by overnight delivery by a nationally recognized courier service at the respective address specified in this Agreement, and waives and agrees not to assert (by way of motion, as a defense or otherwise) in any such Action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

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Section 9.9.         Counterparts. This Agreement may be executed in two or more counterparts and by facsimile or PDF (or other electronic transmission), each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

Section 9.10.     Construction of Agreement. This Agreement has been negotiated by Purchaser, on the one hand, and the Additional Parties and the Company, on the other hand, all of which have legal counsel, and the parties hereto waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement, certificate or document will be construed against the party drafting such agreement, certificate or document.

Section 9.11.     Entire Agreement. This Agreement, the Exhibits and the Schedules hereto constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings with respect to the subject matter hereof, both written and oral. In the event of any inconsistency between the statements in the body of this Agreement and those in the Transaction Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 9.12.     Calculation of Time. Except as specified herein, all periods of time shall include all days that are not Business Days including Saturday, Sundays and days on which banks are required or authorized by law to be closed in Tampa, Florida; provided that, if the last day to perform any act or give notice falls on a day which is not a Business Day, then such act or notice shall be timely performed if given on the next succeeding Business Day.

Section 9.13.     Specific Performance. Each of the parties hereto hereby acknowledges and agrees that the other parties may be damaged irreparably in the event that any of the material provisions of this Agreement are not substantially performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the parties hereto hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the material provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in addition to any other remedy to which they may be entitled pursuant hereto.

[remainder of page intentionally blank; signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement on the date first above written.

PURCHASER:

Oragenics, inc.

By:	/s/ Kim Murphy
Name: Kim Murphy
Title: Chief Executive Officer

COMPANY:

Odyssey HEALTH, INC. f/k/a Odyssey Group International, Inc.

By:	/s/ J. Michael Redmond
Name: J. Michael Redmond
Title: Chief Executive Officer

ADDITIONAL PARTIES:

/s/ J. Michael Redmond
J. Michael Redmond

/s/ Christine Farrell
Christine Farrell

[Signature Page to Asset Purchase Agreement]

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Exhibits

Exhibit A	Defined Terms

Exhibit B	Bill of Sale

Exhibit C	Assignment and Assumption Agreement

Exhibit D	Redmond Employment Agreement

Exhibit E	Farrell Employment Agreement

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Exhibit A

Defined Terms

The following terms shall have the meanings as ascribed to them or referenced below (such terms shall be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition Proposal” shall have the meaning set forth in Section 6.3.

“Affiliate” For purposes of this Agreement, "Affiliate" means any Person that directly or indirectly controls, is controlled by, or is under common control with, the Company. For the avoidance of doubt, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Allocation Statement” shall have the meaning set forth in Error! Reference source not found..

“Anti-Corruption Laws” shall have the meaning set forth in Section 4.35.3.

“Anti-Terrorism Laws” shall have the meaning set forth in Section 4.34.1.

“Applicable Law(s)” means all foreign, federal, state, local, municipal or other statutes, laws, codes, ordinances, regulations, rules and other provisions having the force or effect of law, including those of the NYSE American and all judicial and administrative orders, writs, injunctions, awards, judgments, decrees and determinations, applicable to a specified Person or to such Person’s assets, properties or business, including all Health Laws.

“Assigned Contracts” shall have the meaning set forth in Section 1.1.3.

“Assignment and Assumption Agreement” shall have the meaning set forth in Section 3.2.2

“Assumed Liabilities” shall have the meaning set forth in Section 1.1.3.

“Bankruptcy and Equity Exceptions” shall have the meaning set forth in Section 4.3.1.

“Business” shall have the meaning set forth in the Background.

“Business Records” shall have the meaning set forth in Section 1.1.11.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Business Employees” shall have the meaning set forth in Section 4.15.1.

“Cash” means cash in the bank less any outstanding checks to the extent that the amounts to be paid by such checks have reduced accounts payable, plus (i) deposits in transit to the extent there has been a reduction of receivables on account thereof, (ii) any held checks to the extent that the amounts to be paid by such checks have been included in accounts payable and (iii) petty cash.

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“Cash Equivalents” means marketable direct obligations or securities issued by, or guaranteed by, the United States government (or any agency thereof), any state, commonwealth or territory of the United States (or any agency, political subdivision or taxing authority thereof) or by any foreign government, certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits, commercial paper, securities backed by standby letters of credit issued by any commercial bank, money market or similar funds, in each case, with maturities of one year or less from the date of acquisition.

“CERCLA” shall have the meaning set forth in the below definition for “Environmental Law”.

“Certificate of Designation” means the Articles of Amendment to the Company Articles of Incorporation creating the Series F Preferred Stock in the form attached hereto as Schedule 2.1.1.

“Change of Control” means the occurrence of any of the following, in one transaction or a series of related transactions: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation) of more than 50% of the voting power represented by the then outstanding equity securities of Purchaser, (ii) the sale or other disposition of all or substantially all the assets of Purchaser, or (iii) the liquidation or dissolution of Purchaser.

“Charter Documents” means an entity’s certificate or articles of incorporation or formation, bylaws, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, operating agreement, certificate of limited partnership, joint venture agreement or similar document(s) governing the entity along with any and all amendments, exhibits, schedules and appendices to any of the foregoing.

“Claim” means any and all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, controversies, Damages, judgments, executions, losses, expenses, claims, and demands.

“Closing” shall have the meaning set forth in Article 3.

“Closing Date” shall have the meaning set forth in Article 3.

“Closing Date Share Value” means the average of the closing price of the Parent Common Stock reported by the NYSE American market for the ten trading days immediately prior to the Closing Date.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Any reference to the Code shall automatically include a reference to any subsequent or successor internal revenue code or law.

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“Common Stock” means the Purchaser’s common stock, $0.001 par value.

“Company’s Knowledge” or “Knowledge of the Company” or any reference as to whether the Company “knows” or has “knowledge” of a given fact, circumstance or condition means the actual knowledge of any of Michael Lewandowski, Jacob VanLandingham, Ph.D., and any other director or officer of the Company and the knowledge such Persons would have had after reasonable inquiry.

“Company FDA Transfer Letters” shall mean the letters from the Company to the FDA, duly executed by the Company (and any Affiliate of the Company, as applicable), notifying the FDA of the transfer of the rights to the Transferred Governmental Authorizations to Purchaser.

“Company Stockholders” means, collectively, the holders of the Company’s capital stock.

“Company Stockholder Approval” shall have the meaning set forth in Section 4.3.3.

“Computer Software” means all computer software (including source and object code), owned or licensed, whether for general business usage (e.g., accounting, word processing, graphics, spreadsheet analysis, etc.) or specific, unique-to-the-business usage (e.g., order processing, manufacturing, process control, design, shipping, etc.), all computer operating security or programming software, owned or licensed, and all documentation relating to any of the foregoing, excluding COTS Software.

“Confidential Information” shall have the meaning set forth in Section 6.9.1.

“Consideration” means the amounts and shares described in Article 2.

“Contemplated Transactions” means the sale and purchase of the Purchased Assets and assumption of the Assumed Liabilities hereunder and the transactions ancillary thereto.

“Contemplated Transactions” shall have the meaning set forth in Section 1.5.2.

“Contract” means any written or oral contract, agreement, understanding, license, lease, plan, instrument or other document, commitment, obligation, arrangement, undertaking, practice or authorization that is or may be binding on any Person or its property under Applicable Laws.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

“Copyrights” means rights arising from or in respect to copyrights and copyrightable works (whether registered or unregistered), applications and renewals for registration thereof, mask works and registrations and applications for registration or renewals thereof, including copies and tangible embodiments (in whatever form or medium) thereof whether protected, created or arising under the laws of the United States or any other jurisdiction.

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“Court Order” means any judgment, writ, decree, injunction, order, award or ruling of any Governmental Authority or other authority that is binding on any Person or its property under any Applicable Laws.

“Customer Contracts” means all Contracts which provide for the sale or supply of products and/or the performance of services by the Company relating to the Business; provided, however, that the term Customer Contracts shall also include all purchase orders (or series of purchase orders with the same customer) pursuant to which (i) the Company has any outstanding obligations, and (ii) the Company has received or will receive consideration.

“Damages” means any and all losses, Liabilities, obligations, costs, expenses, damages or judgments of any kind or nature whatsoever (including but not limited to reasonable attorneys’, accountants’, and experts’ fees, disbursements, and other costs and expenses actually incurred in pursuing or defending Claims).

“DEA” shall mean the United States Drug Enforcement Agency.

“Default” means (i) a breach, default or violation, (ii) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (iii) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration.

“Delivery Device” means the device the Company is developing to deliver ONP-001 and/or ONP-002.

“Employee Plan” means (i) any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and (ii) any other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, profits interest, employment, severance, salary continuation, termination, change of control, health, life, disability, group insurance, vacation, holiday and fringe benefit plan, program, contract, or arrangement maintained, contributed to, or required to be contributed to, by the Company or any ERISA Affiliate for the benefit of any current or former employee, director, officer or independent contractor of the Company or under which the Company or any ERISA Affiliate has or could incur Liability (contingent or otherwise).

“Encumbrance” means any pledge, lien (including but not limited to liens for Taxes), collateral assignment, security interest, mortgage, deed of trust, title retention, conditional sale or other security arrangement, or any charge, adverse claim of title, ownership or right to use, or any other encumbrance of any kind whatsoever, including but not limited to any restriction on (i) the voting of any security, (ii) the transfer of any security or other asset, (iii) the receipt of any income derived from any asset, (iv) the use of any asset, and (v) the possession, exercise or transfer of any other attribute of ownership of any asset.

“Environmental Claims” means any and all administrative or judicial actions, suits, orders, claims, liens, notices, investigations, violations or proceedings related to any applicable Environmental Law or any Environmental Permit brought, issued or asserted by a Governmental Authority or Third Party for compliance, Damages (including natural resource damages), penalties, removal, response, remedial or other action pursuant to any applicable Environmental Law or for personal injury or property damage resulting from the release of a Hazardous Material at, to or from any facility or property of the Company or any facility or property at which the Company disposed or arranged for the disposal or treatment (with a transporter or otherwise) of Hazardous Materials, including but not limited to the employees of the Company seeking damages for exposure to Hazardous Materials.

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“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, or common law in effect and in each case as amended as of the date hereof and the Closing Date, relating to (i) the protection of the environment or natural resources, (ii) human health and safety, including but not limited to the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. § 651 et seq., or (iii) the handling, use, recycle, generation, treatment, storage, transportation or disposal of Hazardous Materials, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. (“CERCLA”); the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; and the Safe Drinking Water Act, 42 U.S.C. § 3808 et seq.

“Environmental Permit” means any permit, license, approval, authorization or consent required by any Governmental Authority under any applicable Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a governmental authority under any applicable Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is treated with the Company as a single employer within the meaning of Section 414 of the Code.

“Exchange Act” shall have the meaning set forth in Section 5.7.

“Excluded Assets” shall have the meaning set forth in Section 1.2.

“Excluded Employee Liabilities” shall have the meaning set forth in Section 6.5.2.

“Excluded Contracts” shall have the meaning set forth in Section 1.2.2.

“Excluded Liabilities” shall have the meaning set forth in Section 1.4.

“Executive Order” shall have the meaning set forth in Section 4.34.1.

“FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

“Form S-8” shall have the meaning set forth in Section 6.20.

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“GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis with that applied in, and utilizing the same accounting methods, policies, practices and procedures, with consistent classifications, judgments and estimation methodology used in, the preparation of the audited Financial Statements.

“General Survival Date” shall have the meaning set forth in Section 8.1.

“Governmental Authority” any foreign, federal, state, local or other court or governmental agency, body or commission, or any other regulatory or governmental authority.

“Government Official” shall have the meaning set forth in Section 4.35.3.

“Hazardous Material” means any hazardous, toxic or radioactive substance, material or waste which is regulated as of the Closing Date by any state or local governmental authority or the United States of America, including but not limited to any material or substance that is: (A) defined as a “hazardous substance”, “regulated substance” or “solid waste” under applicable state law, (B) petroleum, petroleum products or waste oil, (C) asbestos, (D) designated as a “hazardous substance” pursuant to section 311 of the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1321), (E) defined as a “hazardous waste” pursuant to section 1004 of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6903), (F) defined as a “hazardous substance” pursuant to section 101 of the CERCLA, (G) defined as a “regulated substance” pursuant to section 9001 of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6991) or (H) otherwise regulated under the Toxic Substances Control Act, as amended, 15 U.S.C. § 2601 et seq., the Clean Air Act, as amended, 42 U.S.C. § 7401 et seq., the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 1801 et seq., or the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. § 136 et seq., the Emergency Planning and Community Right-to-Know Act, as amended, 42 U.S.C. § 11001 et seq., the Safe Drinking Water Act, as amended, 42 U.S.C. § 300(f) et seq., and the Occupational Safety and Health Act, as amended, 29 U.S.C. § 651 et seq.

“Health Laws” shall mean any Law relating to healthcare, including, as amended from time to time, any such Law pertaining to: (i) the research, development, testing, production, manufacture, transfer, distribution, approval, labeling, marketing, pricing, third party reimbursement or sale of drugs, biological products and medical devices, including the United States Food, Drug, and Cosmetic Act and the United States Public Health Service Act; (ii) any federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), including those pertaining to providers of goods or services that are paid for by any federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act); (iii) transparency reports and reporting of certain financial relationships with health care providers, including the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h); (iv) any federal health care offenses (as such term is defined in 18 U.S.C. § 24(a)), and violations of, or conspiracies to violate 18 U.S.C. §§ 287, 371, 664, 666, 669, 1001, 1027, 1035, 1341, 1347, 1343, 1518 and 1954; (v) the privacy and security of patient-identifying health care information, including the Health Insurance Portability and Accountability Act (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act; (vi) the Comprehensive Drug Abuse Prevention and Control Act of 1970 and any amendments thereto; (vii) The Controlled Substances Act and any amendments thereto; and (viii) all related rules and regulations of each of (i) through (vii), and equivalent applicable Laws of other Governmental Authorities.

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“Incentive Plan” shall have the meaning set forth in Section 6.19.

“IND” means an Investigational New Drug Application as defined in the FDC Act or United States Public Health Services Act, as each may be amended from time to time, or any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto) or any similar foreign application.

“Indebtedness” means, in relation to the Company the aggregate amount of its borrowings and other financial indebtedness in the nature of borrowings as of the Closing Date including but not limited to: (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments or debt Securities and warrants or other rights to acquire any such instruments or Securities, (iii) all obligations under conditional sale or other title retention agreements relating to property or assets of the Company, (iv) all indebtedness secured by any mortgage, lien, pledge, or other Encumbrance on property owned or acquired, whether or not the obligations secured thereby have been assumed, (v) all lease obligations which are required to be capitalized in accordance with GAAP, (vi) all obligations issued or assumed as the deferred or contingent purchase price of property or services (excluding ordinary course trade obligations to creditors for raw materials, inventory and supplies), (vii) all obligations under interest rates, currency, swap or other hedging transactions (valued at the termination value thereof, assuming termination on the Closing Date), (viii) all drawn letters of credit issued for the account of the Company, (ix) all obligations secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property owned or acquired, (x) all obligations arising from cash/book overdrafts or in connection with any guarantee by the Company or any Additional Party, (xi) payables associated with capital investments, (xii) all trade payables aged greater than ninety (90) calendar days; and (xiii) all accrued and unpaid interest, fees, expenses, breakage costs, premiums and other amounts payable or obligations on any of the foregoing items.

“Indemnified Parties” shall mean, as applicable, the Purchaser Indemnified Parties and the Company Indemnified Parties.

“Indemnifying Party” shall have the meaning set forth in Section 8.4.1.

“Indemnifying Party Representative” shall have the meaning set forth in Section 8.4.1.

“Indemnity Cancelled Purchaser Stock” shall have the meaning set forth in Section 8.4.1.

“Independent Contractors” shall have the meaning set forth in Section 4.15.1.

“Initial Cash Payment” shall have the meaning set forth in 2.1.1.

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“Intellectual Property” means collectively, all U.S. and foreign Copyrights, Patents, Trademarks, Intellectual Property licenses, Software, computer systems and related proprietary documentation, Trade Secrets and all other proprietary information and similar intangible rights.

“Intellectual Property Assets” means all Intellectual Property that is owned by the Company and used in or necessary for the conduct of the Business as currently conducted.

“Intellectual Property Assignments” shall have the meaning set forth in Section 3.4.3

“Intellectual Property Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to any Intellectual Property that is used or held for use in the conduct of the Business as currently conducted or proposed to be conducted to which Seller is a party, beneficiary or otherwise bound.

“Intellectual Property Registrations” means all Intellectual Property Assets that are subject to any issuance, registration, or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued Patents, registered Trademarks, domain names and Copyrights, and pending applications for any of the foregoing.

“Interim Period” shall have the meaning set forth in Section 6.11.

“Inventory” shall have the meaning set forth in Section 1.1.2.

“IRS” means the Internal Revenue Service.

“Key Accounts” shall have the meaning set forth in Section 4.19.

“Liability” means any liability, Indebtedness, obligation, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, whether accrued or unaccrued, absolute or contingent, direct or indirect, matured or unmatured, determined or determinable, known or unknown, due or to become due, liquidated or unliquidated, including but not limited to those arising under any law, action or governmental order and those arising under any Contract, agreement, arrangement, commitment or undertaking.

“Litigation” means any action, suit, arbitration, mediation, administrative or other proceeding, criminal prosecution, claim or governmental investigation or inquiry.

“Material Adverse Effect” means any change or effect that is, or is reasonably likely to be, materially adverse to the Business, the Company, or the operations, properties, assets, prospects, liabilities, financial conditions, results of operations, or cash flow, of the Company, or the Company’s ability to consummate the Contemplated Transactions.

“Material Contract(s)” shall have the meaning set forth in Section 4.11.1.

“Multiemployer Plan” shall have the meaning set forth in Section 4.15.9.

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“NDA” means a New Drug Application or a Biologics license Application, as applicable, as defined in the FDC Act or United States Public Health Services Act, as each may be amended from time to time, or any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto) or any similar foreign application.

“OFAC” shall have the meaning set forth in Section 4.34.2.

“ONP-001” means the enantiomer or mirror image of the neurosteroid Progesterone.

“ONP-001 Program” means the Company’s study of ONP-001 seeking to improve function and lifespan in pediatric disorders where de-myelination and cell death is widespread in the cortex and cerebellum regions of the brain.

“ONP-002” means the enantiomer or mirror image of the neurosteroid 19-Norprogesterone.

“ONP-002 Program” means the Company’s study of ONP-002 for use in the neurology market.

“Patents” means rights arising from or in respect to all national, regional and international patents and patent applications, including provisionals, divisions, continuations, continuations-in-part, additions, re-issues, renewals, extensions, substitutions, re-examinations or restorations, registrations and revalidations, and supplementary protection certificates and equivalents to any of the foregoing as well as any patent disclosures and inventions, draft patent applications and foreign versions of the foregoing whether protected, created or arising under the laws of the United States or any other jurisdiction.

“Permit” means, with respect to any Person, any license, franchise, permit (including, any Environmental Permit), authorization, approval, clearance, consents, certificates of authority, registration, franchise, right, Order, qualification, variance (including zoning variances), easement, rights-of-way or similar consent or certificate granted or issued by any Governmental Authority to such Person.

“Permitted Encumbrances” means (i) liens for Taxes, assessments or similar charges to the extent not yet due and payable; and (ii) liens of mechanics, materialmen, warehousemen, carriers, or other like liens securing obligations incurred in the ordinary course of the Business.

“Person” means any natural person, partnership, corporation, limited-liability company, proprietorship, association, joint venture, trust, unincorporated organization or other legal entity.

“Privacy Laws” shall have the meaning set forth in Section 4.10.4.

“Privacy Policies” shall have the meaning set forth in Section 4.10.4.

“Property” shall have the meaning set forth in Section 4.6.

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“Proprietary Information” means at any date, any information of a Person, that is not already generally available to the public (unless such information has entered the public domain and become available to the public through fault on the part of the Party to be charged hereunder), which constitute trade secrets, personally identifiable financial information, or personal health information under governing law, including: (i) financial information, including information set forth in internal records, files and ledgers, or incorporated in profit and loss statements, fiscal reports and business plans; (ii) all financial data, pricing terms, information memoranda and due diligence reports relating thereto; (iii) technology and ecommerce strategies, business plans and implementations, inventions, algorithms, computer hardware, software and applications (including but not limited to any Computer Software); (iv) all internal memoranda and other office records, including electronic and data processing files and records; (v) regulatory data packages including pediatric data package exclusivity extensions or the like; and (vi) any other information constituting a trade secret under the governing trade secrets law.

“Purchased Assets” shall have the meaning set forth in Section 1.1.

“Purchaser FDA Transfer Letters” shall mean the letters from Purchaser to the FDA, duly executed by Purchaser, notifying the FDA of the transfer of the rights to the Transferred Governmental Authorizations to Purchaser.

“Purchaser Indemnified Party” shall have the meaning set forth in Section 8.2.

“Purchaser SEC Documents” shall have the meaning set forth in Section 5.7.

“Purchaser Shareholders Approval” shall have the meaning set forth in Section .2.1.3

“Real Property” means all real property owned, leased or occupied by the Company or any of its Subsidiaries, together with all buildings, improvements and fixtures located thereon.

“Registered Intellectual Property” means Patents, patent rights, registrations for and applications to register, Trademarks, domain names, and Copyrights.

“Regulatory Information” shall mean (a) all correspondence and submissions between the Company and any Governmental Authority, including the FDA and the DEA, with respect to the Transferred Governmental Authorizations, including any reports, filings, or notices submitted to any Governmental Authority to support, maintain or obtain such Transferred Governmental Authorizations; and (b) records and data from all clinical and pre-clinical studies and trials and any other tests or research conducted or being conducted by or on behalf of the Company and are (i) described or referenced in the Governmental Authorizations or otherwise related to ONP-001, ONP-002 or the Delivery Devise, (ii) the subject of a post-marketing requirement as imposed by the FDA or the subject of a post-marketing commitment to the FDA, or (iii) listed on Schedule A. For the avoidance of doubt, Regulatory Information shall include a complete copy of applicable NDAs, INDs, 510(k) or pre-market approval applications.

“Related Party Agreements” means Contracts of the Company with (i) any Additional Party, present or former director, officer, stockholder, equity holder, employee of the Company or Affiliate of any of the foregoing, and (ii) any financial advisors or consultants that requires the payment or incurrence of Liabilities of more than $5,000 annually, or under which there are remaining obligations of either party after the Closing Date, including but not limited to indemnification agreements and any financial advisory, oversight or similar agreement.

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“Release” shall have the meaning set forth in Section 3.5.1.

“Relevant Group” shall mean any affiliated, combined, consolidated, unitary or similar group of which the Company is or was a member.

“Required Consent(s)” shall have the meaning set forth in Section 4.4.

“Restrictive Covenants” shall have the meaning set forth in Section 6.9.2.

“Sarbanes-Oxley Act” shall have the meaning set forth in Section 5.7.

“Schedule” means the Disclosure Schedules delivered by the Company and Purchaser concurrently with the execution and delivery of this Agreement.

“Second Cash Payment” shall mean that second cash payment of five hundred thousand dollars ($500,000.00) payable at the earlier of (a) the Closing, (b) within three (3) Business Days after the date that the Company shall have obtained the Company Stockholder Approval and (c) immediately upon Purchaser’s wrongful termination of this Agreement in breach of this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means, with respect to a Person that is an entity, any shares of capital stock, options, warrants, notes, bonds or other equity or debt securities of such Person which have ever been offered or sold by such Person.

“Securities Act” means the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder).

“Series F Preferred Stock” means the class of preferred stock of the Purchaser designated as Series F Convertible Preferred Stock with the rights and preferences set forth in the Certificate of Designation.

“Software” means any and all computer software and code, including but not limited to assemblers, applets, compilers, objects, source code, object code, data (including but not limited to image and sound data), design tools and user interfaces, in any form or format, however fixed. Software includes source code listings, programmer’s notes, documentation and any and all other material related to the Software.

“Subsidiary” means a corporation or other entity of which 50% or more of the voting power or value of the equity securities is owned, directly or indirectly, by the Company.

“Survival Date” shall have the meaning set forth in Section 8.1.

“Tangible Personal Property” shall have the meaning set forth in Section 1.1.5.

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“Tax” or “Taxes” means (i) all foreign, federal, state, local, municipal and other taxes, duties, charges, fees, contributions, levies or other assessments, including but not limited to income, alternative, add-on minimum income, gross receipts, gains, estimated, franchise, excise, personal property, real estate, property transfer, sales, use, employment, social security, unemployment , insurance, disability, workers compensation license, lease, payroll, service, ad valorem, documentary, severance, stamp, withholding, occupation, recording, value added or transfer taxes, customs taxes and any other taxes (whether payable directly, by withholding or otherwise), together with any interest, fines, penalties, additions to tax, and additional amounts with respect thereto; (ii) any liability for the Taxes of another Person; or (iii) any liability to any other Person for or in respect of any of the foregoing items.

“Tax Return” means any return, report, form, information return, declaration, statement, schedule or other similar document (including but not limited to any related or supporting information and estimated or amended returns, reports, forms, information returns, declarations, statements or schedules) and, in each case, any amendment thereof, relating to Taxes.

“Third Party” means any Person other than Purchaser, the Company, the Additional Parties, or an Affiliate of any of the foregoing.

“Third-Party Claim” shall have the meaning set forth in Section 8.4.

“Trademarks” means rights arising from or in respect to trademarks, service marks, trade names, logos, internet domain names and corporate names (whether registered or unregistered, including any applications for registration of the foregoing), trade dress rights and general intangibles of a like nature, industrial or product designs together with all of the goodwill associated therewith, and foreign versions of the foregoing whether protected, created or arising under the laws of the United States or any other jurisdiction.

“Trade Secrets” means rights arising from or in respect to trade secrets and other confidential information including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, concepts, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and marketing plans and customer and supplier lists and information whether defined, protected, created or arising under the laws of the United States or any other jurisdiction, which are subject to reasonable efforts under the circumstances to maintain their secrecy and which derive independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use.

“Transferred Employee” shall have the meaning set forth in Section 6.5.1.

“Transferred Governmental Authorizations” shall have the meaning set forth in Section 1.1.5.

“Transaction Documents” means this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Intellectual Property Assignments, the Power of Attorney, the Redmond Employment Agreement, the Farrell Employment Agreement, the VanLandingham Consulting Agreement, the Lewandowski Consulting Agreement and all other Contracts, instruments and certificates required to be delivered at the Closing; provided, however, that, for the avoidance of doubt, the “Transaction Documents” shall not include the Charter Documents of the Company, the Business Records of the Company or any other document, instrument or certificate to the extent such other document, instrument or certificate (or any portion thereof or attachment thereto) was not created by the parties hereto in connection with the Contemplated Transactions.

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“Transaction Fees” shall mean all amounts due to lawyers, accountants and other professional service providers and all other expenses incurred by or on behalf of the Company in connection with the negotiation of this Agreement and the consummation of the Contemplated Transaction, including, without limitation, any amounts which the Company or any Additional Party may be obligated to pay to any broker, finder or investment banker in connection with, and conditioned upon, the consummation of the Contemplated Transactions or a transaction similar to the Contemplated Transaction.

“Transfer Taxes” means sales, use, transfer, real property transfer, recording, documentary, stamp, registration, stock transfer and other similar Taxes and fees (including any penalties and interest).

“USA Patriot Act” shall have the meaning set forth in Section 4.34.1.

“WARN Act” means the Worker Adjustment and Retraining Notification Act.

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EXHIBIT B

BILL OF SALE

[attached]

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EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

[attached]

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EXHIBIT D

Redmond Employment Agreement

[attached]

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EXHIBIT E

Farrell Employment Agreement

[attached]

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Schedule 1.1.2

Assigned Contracts

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Schedule 1.1.3

Contracts, including Intellectual Property Agreements and Contracts related to, ONP-002 and the Delivery Device

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Schedule 1.1.5

Licenses and Permits, including Environmental Permits Transferred

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Schedule 1.2.5

Excluded Assets

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Schedule 1.3

Assumed Liabilities

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Schedule 2.1.3

Certificate of Designation

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ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

ORAGENICS, INC.

CERTIFICATE OF DESIGNATION AND RIGHTS OF

SERIES F CONVERTIBLE PREFERRED STOCK

Pursuant to Section 607.0602 of the Florida Business Corporation Act

Oragenics, Inc., a corporation organized and existing under the laws of the State of Florida (the “Corporation”), does hereby certify:

FIRST: That pursuant to authority conferred upon the Board of the Corporation (the “Board”) by the Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”), and Sections 607.0602, 607.1002 and 607.1006 of the Florida Business Corporation Act (the “FBCA”), the Board adopted the following resolutions on August 25, 2023, authorizing a new series of the Corporation’s previously authorized Preferred Stock, no par value, designated as Series F Convertible Preferred Stock. Shareholder action was not required.

SECOND: The Series F Convertible Preferred Stock shall have the designation, number of shares, rights, qualifications, limitations and other terms and conditions as described herein.

THIRD: The Corporation is authorized to issue 50,000,000 shares of preferred stock, of which (1) 5,417,000 shares of Series A Preferred Stock, no par value (the “Series A Preferred Stock”), have been designated, issued and outstanding, (1) 4,050,000 shares of Series B Preferred Stock, no par value (the “Series B Preferred Stock”), have been designated, issued and outstanding, and (3) 404,728 shares of Series E Mirroring Preferred Stock, no par value (the “Series E Preferred Stock”), have been designated, issued and outstanding.

FOURTH: The Corporation entered into an Asset Purchase Agreement with Odyssey Health, Inc. f/k/a Odyssey Group International, Inc., a Nevada corporation, dated as of October 4, 2023 (the “Purchase Agreement”), pursuant to which it agreed to issue 8,000,000 shares of Series F Convertible Preferred Stock to Odyssey.

FIFTH: The following resolutions were duly adopted by the Board of the Corporation:

WHEREAS, the Amended and Restated Articles of Incorporation of the Corporation as amended provide for a class of its authorized stock known as preferred stock, consisting of 50,000,000 shares, no par value, issuable from time to time in one or more series;

WHEREAS, the Board is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 8,000,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

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NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock pursuant to these Articles of Amendment (the “Certificate of Designation”) to the Corporation’s Articles of Incorporation as follows:

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with (as such terms are used in and construed under Rule 144 under the Securities Act of 1933), a Person. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by Holders of a majority of the then-outstanding Series F Preferred Stock and the Corporation), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of the Corporation.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value of $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Condition” means the occurrence of shareholder approval of the Conversion Proposal, and with respect to any shares that would exceed the Corporation’s authorized share cap only, of any related amendments to the Articles of Incorporation necessary to authorize sufficient shares of Common Stock to allow such shares to be issued (“Shareholder Approval”).

“Conversion Proposal” means the proposal recommended by the Board of the Corporation that the shareholders of the Corporation vote to approve the conversion of the Series F Preferred issued pursuant to the Purchase Agreement into shares of Common Stock in accordance with Sections 712 and 713 of the NYSE American Listed Company Manual.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately following the satisfaction of the Conversion Condition or the Subsequent Conversion Condition, as applicable, in accordance with the terms hereof.

“Dividend Date” means the date that is six (6) months following the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Series F Preferred Stock.

 “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Subsequent Conversion Condition” means the occurrence of all of the following: (i) the Corporation shall have applied for and been approved for initial listing on the NYSE American or another national securities exchange or shall have been delisted from the NYSE American, and (ii) if, and only if, required by the rules of the NYSE American, the Corporation’s shareholders shall have approved any change of control that could be deemed to occur upon the conversion of the Series F Preferred Stock into Common Stock, based on the fact and circumstances existing at such time.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

Section 2. Designation, Amount and Par Value; Assignment.

(a) The series of preferred stock designated by this Certificate of Designation shall be designated as the Corporation’s Series F Convertible Preferred Stock (the “Series F Preferred Stock”) and the number of shares so designated shall be Eight Million (8,000,000). The Series F Preferred Stock shall have no par value per share.

(b) The Corporation shall maintain a register of shares of the Series F Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series F Preferred Stock Register”), in the name of the Holders thereof from time to time, including the name, address, electronic mail address and facsimile number of each such Holder. The Corporation may deem and treat the registered Holder of shares of Series F Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series F Preferred Stock may be issued solely in book entry form. The Corporation shall register the transfer of any shares of Series F Preferred Stock in the Series F Preferred Stock Register within three Business Days of the receipt of a written request therefor from the registered Holder thereof. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

Section 3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series F Preferred Stock (on an as-if-converted-to-Common-Stock basis) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in this Section 3, no other dividends shall be paid on shares of Series F Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

Section 4. Voting Rights; Amendments.

(a) Except as otherwise provided herein or as otherwise required by the FBCA, the Series F Preferred Stock shall have no voting rights. However, as long as any shares of Series F Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series F Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series F Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Articles of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series F Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series F Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series F Preferred Stock, (iii) prior to the occurrence of both the Conversion Condition and the Subsequent Conversion Condition, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the shareholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction,(iv) designate any Preferred Stock creating a senior security to the Series F Preferred Stock; or (v)enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series F Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Shareholder Approval in accordance with Sections 710, 712 and 713 of the NYSE American LLC Company Guide.

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(b) Any vote required or permitted under Section 4(a) may be taken at a meeting of the Holders of the Series F Preferred Stock or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series F Preferred Stock, unless a higher percentage is required by the FBCA, in which case the written consent of the Holders of not less than such higher percentage shall be required.

Section 5. Rank; Liquidation.

(a) The Series F Preferred Stock shall rank: (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to the Series F Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series F Preferred Stock (the “Parity Securities”); and (iii) junior to the Series A Preferred Stock, Series B Preferred Stock, Series E Mirroring Preferred Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Series F Preferred Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Subject to the prior and superior rights of the holders of any Senior Securities of the Corporation, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive, in preference to any Distributions of any of the assets or surplus funds of the Corporation to the holders of the Junior Securities, and pari passu with any Distribution to the holders of the Parity Securities, an equivalent amount of Distributions as would be paid on the Common Stock underlying the Series F Preferred Stock, determined on an as-converted basis, plus an additional amount equal to any dividends declared but unpaid on such shares, before any payments shall be made or any assets distributed to holders of any class of Junior Securities. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series F Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and holders of Parity Securities in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. A Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

Section 6. Conversion.

(a) Automatic Conversion. The shares of Series F Preferred Stock shall be converted into shares of Common Stock as follows:

i. Automatic Conversion upon Conversion Conditions. At any time after the effective as of 5:00 p.m. (New York City time) on the second Business Day (the “Conversion Date”) after the date of the Conversion Condition, each such share of Series F Preferred Stock shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (the “Initial Automatic Conversion”); provided, however, that the maximum number of shares of Common Stock issued in connection with Initial Automatic Conversions shall not exceed 19.9% (the “Change of Control Limit”) of the total number of shares of the Corporation’s Common Stock outstanding on October 4, 2023, including all shares issued in the Initial Automatic Conversions and any other shares of Common Stock issued by the Corporation, including pursuant to any equity financings. If the number of shares of Common Stock to be issued in the Initial Automatic Conversions exceeds the Change of Control Limit, then each Holder of Series F Preferred Stock shall have the number of shares to be issued to it, him or her reduced proportionately, based on the ratio of the total number of shares of Common Stock that would have been issued to such shareholder to the total number of shares of Common Stock that would have been issued to all such shareholders, subject to any applicable Beneficial Ownership Limitation, such that the Change of Control Limit is not exceeded. To effect the Initial Automatic Conversion, each Holder will deliver a Notice of Conversion to the Corporation in the form attached hereto. No fractional shares of Common Stock will be issued, and any fractions will be rounded down to the nearest whole share of Common Stock. Any share of Series F Preferred Stock that does not convert to Common Stock in the Initial Automatic Conversions will remain issued as Series F Preferred Stock and will automatically convert (a “Subsequent Automatic Conversion”) to a number of shares of Common Stock equal to one multiplied by the Conversion Ratio effective as of 5:00 p.m. (New York City time) on the second Business Day (the “Subsequent Conversion Date”) after the date the Subsequent Conversion Condition is satisfied. Unless converted to Common Stock in connection with an Initial Automatic Conversion or a Subsequent Automatic Conversion, the shares of Series F Preferred Stock shall not be convertible into Common Stock. The shares of Common Stock issued upon the Initial Automatic Conversion or upon the Subsequent Automatic Conversion are referred to as the “Conversion Shares” and shares of Series F Preferred Stock that are converted in the Initial Automatic Conversion or in the Subsequent Automatic Conversion are referred to as the “Converted Stock”. The Conversion Shares shall be issued as follows:

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1. Converted Stock shall be automatically cancelled upon the Conversion Date or the Subsequent Conversion Date, as applicable, and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

2. Notwithstanding the cancellation of the Converted Stock as described above, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

(b) Conversion Ratio. The “Conversion Ratio” for each share of Series F Preferred Stock shall initially be 1 share of Common Stock issuable upon the conversion of each share of Series F Preferred Stock (corresponding to a ratio of 1:1), subject to adjustment as provided herein.

(c) Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series F Preferred Stock in an Initial Automatic Conversion, and a Holder shall not have the right to convert any portion of the Series F Preferred Stock in an Initial Automatic Conversion, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series F Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series F Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of the Holder, as communicated in writing to the Corporation, between 4.9% and 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this section). If no such writing is provided by a Holder to the Corporation prior to the Closing Date, the Beneficial Ownership Limitation for such Holder shall be 19.9%. Any Holder may lower such Holder’s Beneficial Ownership Limitation at any time prior to the satisfaction of the Conversion Condition by providing written notice to the Corporation.

(d) Mechanics of Conversion

i. Delivery of Certificate or Electronic Issuance Upon Conversion. Unless otherwise requested by the Holder, the Conversion Shares shall be issued in book entry form.

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ii. Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series F Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares.

iii. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of outstanding shares of Series F Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series F Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series F Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

iv. Limitation on Conversion. In the event that shares of Series F Preferred Stock are automatically converted into Conversion Shares pursuant to Section 6(a), and the number of shares of Common Stock into which the shares of Series F Preferred Stock would be converted upon such conversion pursuant to this Certificate of Designation would exceed either the maximum number of unissued and otherwise unreserved shares of Common Stock which the Corporation may issue under the Articles of Incorporation at any given time but for this Section 6(d)(iv), then each Holder of Series F Preferred Stock as of the Conversion Date or Subsequent Conversion Date, as applicable, shall automatically convert only that number of shares of Series F Preferred Stock equal to (x) the aggregate number of shares of Series F Preferred Stock held by such Holder multiplied by (y) the quotient of (a) divided by (b), where (a) is the number of shares of Common Stock authorized but unissued and unreserved shares available for issuance and (b) is the number of shares of Common Stock underlying all outstanding shares of Series F Preferred Stock.

v. Transfer Taxes. The issuance of shares of the Common Stock upon conversion of the Series F Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Shares upon conversion in a name other than that of the registered Holder(s) of such shares of Series F Preferred Stock, and the Corporation shall not be required to issue or deliver such Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(e) Status as Shareholder. Upon the Automatic Conversion and the Subsequent Automatic Conversion, (i) the shares of Series F Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series F Preferred Stock shall cease and terminate, excepting only the right to receive book entry statements for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series F Preferred Stock. In no event shall the Series F Preferred Stock convert into any shares of Common Stock prior to the Shareholder Approval.

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Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series F Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series F Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Fundamental Transaction. If, at any time while this Series F Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme or arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7(a) above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series F Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series F Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and insuring that this Series F Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close, which notice shall not contain any material, nonpublic information relating to the Corporation and/or any of its subsidiaries.

(c) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

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Section 8. Redemption. Except as set forth herein, the shares of Series F Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Transfer. A Holder may transfer such shares of Series F Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws and Purchase Agreement. The Purchase Agreement prohibits the transfer of the Series F Preferred Stock for 180 days following the closing of the transactions contemplated by the Purchase Agreement. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series F Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

Section 10. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be in writing and delivered personally, via email or sent by a nationally recognized overnight courier service, addressed to the Corporation, at:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, FL 33634

Attention to Kim Murphy, Chief Executive Officer

Email: kmurphy@oragenics.com

With a copy to:

Mark Catchur

101 East Kennedy Blvd., Suite 2800

Tampa, 33602

Email: mcatchur@shumaker.com

(or such other email address or mailing address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section.) Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by email at the email address of such Holder appearing on the books of the Corporation, or if no such email address appears on the books of the Corporation, sent by a nationally recognized overnight courier service addressed to each Holder, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series F Preferred Stock granted hereunder may be waived as to all shares of Series F Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series F Preferred Stock then outstanding, unless a higher percentage is required by the FBCA, in which case the written consent of the Holders of not less than such higher percentage shall be required.

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(c) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(d) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(e) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(f) Status of Converted Series F Preferred Stock. If any shares of Series F Preferred Stock shall be converted, repurchased, redeemed or otherwise acquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series F Preferred Stock.

********************

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IN WITNESS WHEREOF, the undersigned has executed and subscribed these Articles of Amendment on this ____ day of ________________, 2023.

ORAGENICS, INC.

By:

Name: Kimberly Murphy

Title: President and Chief Executive Officer

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ANNEX A NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series F Convertible Preferred Stock indicated below, [represented by stock certificate No(s).][represented in book-entry form] (the “Series F Convertible Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Oragenics, Inc. (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Amendment to the Articles of Incorporation (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Florida on [____________], 2023.

 As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, the “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series F Convertible Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series F Convertible Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6(c) of the Certificate of Designation, is [ ]. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

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Conversion calculations:

Date to Effect Conversion:

Number of Shares of Series F Convertible Preferred Stock Owned Prior to Conversion:

Number of Shares of Series F Preferred Stock to be Converted:

Address for Delivery of Physical Certificates:

Or for DWAC Delivery:
DWAC	Instructions:

Broker No:

Account No:

[HOLDER]

By:

Name:

Title:

Date:

95

Schedule 4.1

Company’s Jurisdiction

96

Schedule 4.2

Subsidiaries of the Company

97

Schedule 4.4

Required Consents of the Company and the Additional Parties

98

Schedule 4.6

Permitted Encumbrances

99

Schedule 4.7.2

Tax Encumbrances

100

Schedule 4.8

Litigation

101

Schedule 4.9.1

Intellectual Property of the Company

102

Schedule 4.9.7

List of all Contracts (including licenses and sublicenses) pertaining to any Company Intellectual Property

103

Schedule 4.9.14

Company Government Funding

104

Schedule 4.10.1

Material Contacts

105

Schedule 4.12

Environmental Matters

106

Schedule 4.13

Research and Development Inventory

107

Schedule 4.14.1

Employees of the Business

108

Schedule 4.14.2

Independent Contractors of the Business

109

Schedule 4.14.4

Employee Plans

110

Schedule 4.14.10

Acceleration Rights Triggered by this Agreement

111

Schedule 4.16

Licenses used in the operation of the Business

112

Schedule 4.17

Insurance Policies

113

Schedule 4.18

Five Largest Vendors in the last 12 Months

114

Schedule 4.21

Brokers

115

Schedule 4.22

Product or Service Warranties

116

Schedule 4.23

Product or Service Liabilities

117

Schedule 4.24

Transaction with Affiliates

118

Schedule 4.26

Operation of Business

119

Schedule 4.28

Material Changes

120

Schedule 5.6

Brokers

121

Schedule A

Regulatory Information

122

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V25239-S76356

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ODYSSEY HEALTH, INC. (FORMERLY ODYSSEY GROUP INTERNATIONAL, INC.)

The Board of Directors recommends you vote FOR proposal 1.

	For	Against	Abstain
1. **THE ASSET SALE PROPOSAL** - Proposal to approve the Asset Purchase Agreement, dated as of October 4, 2023, by and among Odyssey Health, Inc., f/k/a Odyssey Group International, Inc., a Nevada corporation, Oragenics, Inc., a Florida corporation, and certain Additional Parties, pursuant to which Oragenics, Inc.will acquire specifically the intellectual property consisting of ONP-001 and ONP-002 and the Delivery Device, all on and subject to the terms and conditions contained in the Asset Purchase Agreement.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. **THE ADJOURNMENT PROPOSAL** - Proposal to adjourn or postpone the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

V25240-S76356

ODYSSEY HEALTH, INC.
(Formerly Odyssey Group International, Inc.)
Special Meeting of Stockholders
December 7, 2023 at 10:00 am Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph Michael Redmond and Christine M. Farrell, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ODYSSEY HEALTH, INC., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 am, Eastern Time on December 7, 2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side